UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐
Check the appropriate box:
 ☐ Preliminary Proxy Statement
 ☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
 ☐ Definitive Additional Materials
 ☐ Soliciting Material Pursuant to §240.14a-12
SANDRIDGE ENERGY, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment Of Filing Fee (Check The Appropriate Box):
☒ No fee required.
 ☐ Fee paid previously with preliminary materials.
 ☐ Fee Computed On Table In Exhibit Required By Item 25(B) Per Exchange Act Rules 14a-6(I)(1) And 0-11.

2026

Notice of 2026 Annual Meeting of Stockholders and Proxy Statement

A Message from the Board of Directors
To Our Stockholders,
You are cordially invited to the 2026 Annual Meeting of Stockholders of SandRidge Energy, Inc. (the “Company”) which will be held at The Renaissance Oklahoma City Downtown Bricktown Hotel-Warehouse Room (2nd Floor), 100 East Sheridan Avenue, Oklahoma City, Oklahoma 73104, on June 10, 2026, at 1:00 p.m., central time.
The formal Notice of Annual Meeting and Proxy Statement, which are contained in the following pages, outline the actions that will, or may, be taken by stockholders at the Annual Meeting.
Your vote is important, and we encourage you to vote even if you are unable to attend the Annual Meeting. You may vote by internet or by telephone using the instructions on the Notice of Annual Meeting or by signing and returning the proxy card in the postage-paid envelope provided for your convenience. You may also attend and vote at the Annual Meeting.
On behalf of the Board and management, we sincerely appreciate your continued support.
For the Board of Directors,
Grayson Pranin,
President and Chief Executive Officer
SandRidge Energy, Inc.
In accordance with Securities and Exchange Commission rules, we are furnishing proxy materials to our stockholders primarily via the Internet. On or about April 27, 2026, we will mail to our stockholders a Notice of Internet Availability of Proxy Materials (“Notice”) containing instructions on how to access this Proxy Statement and our 2025 Annual Report and how to vote online. If you received the Notice and would prefer to receive paper copies of the proxy materials, you may do so by following the instructions provided in the Notice.
Your vote is important. Please vote your shares promptly. You can find voting instructions in the Proxy Statement.
If you have any questions or require any assistance with respect to voting your shares, please contact the Company’s proxy solicitor at the contact listed below:

HKL & Co., LLC
263 Tresser Blvd., 9th Floor
Stamford, CT 06901
Call Toll-Free (800) 339-9883
Email: SandRidge@hklco.com

Notice of Annual Meeting of Stockholders
Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting To Be Held on June 10, 2026.
NOTICE IS HEREBY GIVEN that the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of SandRidge Energy, Inc., a Delaware corporation (the “Company” or “SandRidge”), will be held at The Renaissance Oklahoma City Downtown Bricktown Hotel-Warehouse Room (2nd Floor), 100 East Sheridan Avenue, Oklahoma City, Oklahoma 73104, on June 10, 2026, at 1:00 p.m., central time, with respect to the proposals described below:
1.	To elect six directors to serve on our Board of Directors (the “Board”) until the Company’s annual meeting in 2027, and until their successors are elected and duly qualified;
2.	To ratify the selection of Grant Thornton LLP (“Grant Thornton”) as our independent registered public accounting firm for the fiscal year ending December 31, 2026;
3.	To approve, through a non-binding vote, the compensation paid to the Company’s named executive officers (identified herein) during 2025;
4.	To approve the extension of the term of the Company’s 2016 Omnibus Incentive Plan (as amended and restated as of August 8, 2018, the “Omnibus Incentive Plan”) to 2036; and
5.	To conduct such other business as may properly be presented at the Annual Meeting, or at any and all adjournments or postponements thereof.
For information on how to obtain directions to the Annual Meeting, please visit our website at http://www.sandridgeenergy.com/contact/.
The Annual Meeting may be adjourned from time to time. At any adjourned meeting, action with respect to the matters specified in this notice may be taken without further notice to stockholders, unless required by applicable law or the Amended and Restated Bylaws of the Company (the “Bylaws”).
Stockholders of record of shares of our common stock at the close of business on April 13, 2026 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting. A list of our stockholders as of the close of business on the Record Date will be available at the Annual Meeting and at, by appointment, the Company’s corporate office, 1 East Sheridan, Suite 500, Oklahoma City, Oklahoma 73104, for the ten days prior to the Annual Meeting.
This notice is not a form for voting and presents only an overview of the more complete proxy materials, which contain important information and are available on the Internet or by mail. We encourage you to access and review the proxy materials before voting.
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We value your participation. It is important that your shares be represented and voted at the Annual Meeting regardless of whether you attend the Annual Meeting in person. The accompanying Proxy Statement provides detailed information about the matters to be considered at the Annual Meeting. Please read it carefully. To ensure your shares are represented at the Annual Meeting, please vote your shares via (1) a toll-free telephone number, (2) on the Internet or (3) by completing, signing, dating and mailing a proxy card. Instructions regarding the three methods of voting are contained in the proxy card and the Notice. If you vote your shares via telephone or on the Internet, you will need the 16-digit control number included on your Notice or proxy card.
The Proxy Statement provides a detailed description of the business to be conducted at the Annual Meeting. We urge you to read the Proxy Statement, including any documents incorporated by reference, carefully and in their entirety.
The Notice of Annual Meeting of Stockholders and Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “2025 Annual Report”) are available on our website at http://www.sandridgeenergy.com. In addition, we will provide a copy of the Proxy Statement and our 2025 Annual Report without charge to any stockholder who submits a request to HKL & Co., LLC, the Company’s proxy solicitor:

HKL & Co., LLC
263 Tresser Blvd., 9th Floor
Stamford, CT 06901
Call Toll-Free (800) 339-9883
Email: SandRidge@hklco.com
In order to facilitate timely delivery, you must request the information no later than May 27, 2026.

Solicitation of Proxies
The enclosed proxy is solicited by the Board of SandRidge Energy, Inc. for use at the 2026 Annual Meeting of Stockholders, or the Annual Meeting, to be held at The Renaissance Oklahoma City Downtown Bricktown Hotel-Warehouse Room (2nd Floor), 100 East Sheridan Avenue, Oklahoma City, Oklahoma 73104, on June 10, 2026, at 1:00 p.m., Central Time, or at any adjournment or postponement thereof. In this Proxy Statement, unless the context requires otherwise, when we refer to “we,” “us,” “our,” “SandRidge” or the “Company,” we are describing SandRidge Energy, Inc., a Delaware corporation, and when we refer to the “Board,” we are describing the Company’s Board. We refer to holders of common stock as of April 13, 2026, or the Record Date, as “stockholders.” Proxies are solicited to give all stockholders an opportunity to vote on matters properly presented at the Annual Meeting.
Our Annual Report to stockholders for the year ended December 31, 2025 (“Annual Report”), including audited financial statements, accompanies this Proxy Statement. The Annual Report to stockholders is not incorporated by reference into this Proxy Statement or deemed to be a part of the materials used for the solicitation of proxies. This Proxy Statement, proxy card, and our 2025 Annual Report to Stockholders will be made available to our stockholders beginning on or about April 27, 2026.

1

Questions and Answers about the Annual Meeting
Why am I receiving this Proxy Statement?
The Board is soliciting your proxy to vote at our Annual Meeting because you owned shares of our common stock at the close of business on April 13, 2026 (the “Record Date”) and, therefore, are entitled to vote at the Annual Meeting. At the Annual Meeting, the Company asks you to vote on four proposals:
•	Proposal 1: To elect six directors to serve on our Board until the Company’s annual meeting in 2027;
•	Proposal 2: To ratify the selection of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026;
•	Proposal 3: To approve, through a non-binding vote, the compensation paid to the Company’s named executive officers (identified herein) (the “Advisory Vote on NEO Compensation”); and
•	Proposal 4: To approve the extension of the term of the Company’s Omnibus Incentive Plan to 2036.
How does the Board recommend I vote on the proposals, and what is the vote required for each proposal?
The Board’s voting recommendation, the vote required, and the effect of abstentions and broker non-votes for each of the proposals are listed as follows:

Proposal	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes	Board’s Recommendation
Proposal 1: To elect six directors to serve on our Board until the Company’s annual meeting in 2027	The affirmative vote of a majority of the shares entitled to vote on the election of directors is required for the election of each nominee.	Abstentions will have the same effect as a vote against the nominee.	Broker non-votes will have the same effect as a vote “against” the nominee.	FOR each nominee
Proposal 2: To ratify the selection of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.	The affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal is required.	Abstentions will have the same effect as a vote against the proposal.	There will be no broker non-votes on this proposal.	FOR
Proposal 3: To approve, through a non-binding vote, the compensation paid to the Company’s named executive officers.	The affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal is required.	Abstentions will have the same effect as a vote against the proposal.	Broker non-votes will have no effect on the vote with respect to this proposal.	FOR
Proposal 4: To approve the extension of the term of the Omnibus Incentive Plan to 2036.	The affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal is required.	Abstentions will have the same effect as a vote against the proposal.	Broker non-votes will have no effect on the vote with respect to this proposal.	FOR

The Company reminds stockholders that only the most recently dated proxy card voting instructions will be counted and any prior dated proxy card or voting instruction form will be disregarded.
When and where is the meeting?
The Annual Meeting will be held at The Renaissance Oklahoma City Downtown Bricktown Hotel-Warehouse Room (2nd Floor), 100 East Sheridan Avenue, Oklahoma City, Oklahoma 73104, at 1:00 p.m., central time, on June 10, 2026.
Who is soliciting my vote?
The Board, on behalf of the Company, is soliciting your proxy to vote your shares of our common stock on all matters before the Annual Meeting, whether or not you attend in person. By completing, signing, dating and returning the proxy card or voting instruction form, or by submitting your proxy and voting instructions by telephone or via the internet, you are authorizing the persons named as proxies to vote your shares of our common stock at the Annual Meeting as you have instructed. Proxies will be solicited on behalf of the Board by the Company’s directors, director nominees and certain executive officers and other employees of the Company.
Additionally, the Company has retained HKL & Co., LLC, a proxy solicitation firm, which may solicit proxies on the Board’s behalf. You may also be solicited by advertisements in periodicals, press releases issued by us and postings on our corporate website or other websites. Unless expressly indicated otherwise, information contained on our corporate website is not part of this Proxy Statement. In addition, none of the information on the other websites, if any, listed in this Proxy Statement is part of this Proxy Statement.

2

Why is the Board making such recommendation?
We describe each proposal and the Board’s reason for its recommendation with respect to each proposal elsewhere in this Proxy Statement.
Who is entitled to vote at the Annual Meeting?
Only stockholders of record as of the close of business on the Record Date are entitled to receive notice of, and to vote at, the Annual Meeting. On April 13, 2026, there were 36,918,259 shares of our common stock issued, outstanding and entitled to vote at the Annual Meeting. Each outstanding share of common stock is entitled to one vote, including unvested shares of restricted stock issued to our directors, executive officers and employees.
How do I vote my shares?
The process for voting your shares depends on how your shares are held. Generally, you may hold shares in your name as a “record holder” or in “street name” through a nominee, such as a broker or bank.
If you hold shares in your name as a “record holder,” you can vote either in person at the Annual Meeting or by proxy whether or not you attend the Annual Meeting utilizing one of the following methods:
•
By mail: All stockholders of record who received paper copies of our proxy materials can vote by marking, signing, dating, and returning their proxy card. If you are a stockholder of record and received a Notice, you may request a proxy card by following the instructions included in the Notice.

•	By telephone: Please call the number listed on your Notice or proxy card and follow the recorded instructions. You will need the 16-digit control number included on your Notice or proxy card.
•
By internet: Please visit www.proxyvote.com or, if you received printed copies of your proxy materials, scan the QR code located on your proxy card. You will need the 16-digit control number included on your Notice or proxy card.

•
In person at the Annual Meeting: Please follow the instructions for attending the Annual Meeting. All votes must be received before the polls close during the Annual Meeting. Voting in person at the Annual Meeting will replace any previous votes.

The telephone and internet voting facilities for the stockholders of record of all shares will close at 11:59 p.m., Eastern Time, on June 9, 2026.
If you are a record holder and wish to attend the Annual Meeting and vote in person, you will be given a ballot at the Annual Meeting. Please note that you may vote by proxy prior to June 10, 2026 and still attend the Annual Meeting. Even if you currently plan to attend the Annual Meeting in person, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend the Annual Meeting.
If you vote by Internet or telephone or return your signed proxy card or voting instruction form, your shares will be voted as you indicate. If you do not indicate how your shares are to be voted on a proposal, if you are a holder of record your shares will be voted, with respect to that proposal, in accordance with the voting recommendations of the Board.
If your shares are held in the name of a broker, bank or other nominee (as is the case when you hold shares in a brokerage account), you should receive separate instructions from the record holder of your shares describing how to vote. Please instruct your broker how to vote your shares using the voting instruction form you receive from your broker. Please return your completed proxy card or voting instruction form to your broker and contact the person responsible for your account so that your vote can be counted. If your broker permits you to provide voting instructions by internet or by telephone, you may vote that way as well.
If your shares are held in the name of a broker, bank or other nominee and you want to vote in person, you will need to obtain and bring with you to the Annual Meeting a legal proxy from the record holder of your shares as of the close of business on April 13, 2026, indicating that you were a beneficial owner of shares as of the close of business on such date and further indicating the number of shares that you beneficially owned at that time.
What is a quorum?
A quorum is the presence at the Annual Meeting, in person or represented by proxy, of the holders of a majority of the outstanding shares of our common stock entitled to vote at the Annual Meeting as of the Record Date. There must be a quorum for the Annual Meeting to be held. If you submit a valid proxy card, vote by telephone or the internet, or attend the Annual Meeting and vote in person, your shares will be counted as present to determine whether there is a quorum. Abstentions and broker non-votes will be counted for purposes of establishing a quorum.
If I have already voted by proxy on the proposals, can I still change my mind?
Yes. If you are a stockholder of record, you can revoke your proxy before it is counted by (1) sending written notice of revocation that is dated later than the date of your proxy to Chief Financial Officer, SandRidge Energy, Inc., 1 East Sheridan, Suite 500, Oklahoma City, Oklahoma 73104, that we receive no later than June 9, 2026, (2) timely delivering or submitting a valid, later-dated proxy that we receive no later than the conclusion of voting at the Annual Meeting, (3) voting again by telephone or through the internet, or (4) if you are present at the Annual Meeting and either vote in person or notify the Chief Financial Officer in writing at the Annual Meeting of your wish to revoke your proxy. Your attendance alone at the Annual Meeting will not be enough to revoke your proxy.
If you own shares of our common stock in “street name,” you may submit new voting instructions by contacting your bank, broker or other nominee within the time provided to you by your bank, broker or other nominee. You may also vote in person at the Annual Meeting if you obtain a legal proxy from your bank, broker or other nominee which holds your shares in street name.

3

How many votes do I have?
Stockholders are entitled to one vote per proposal for each share of our common stock owned as of the close of business on the Record Date. All votes will be tabulated by an inspector of election appointed by the Company for the Annual Meeting, who will separately tabulate affirmative and negative votes and abstentions in accordance with the Delaware General Corporation Law (“DGCL”).
How will my shares of common stock be voted?
The shares of our common stock represented by any proxy card which is properly executed and received by the Company prior to or at the Annual Meeting will be voted in accordance with the specifications you make thereon. Where a choice has been specified on the proxy card with respect to the proposal, the shares represented by the proxy card will be voted in accordance with the specifications. If you return a validly executed proxy card without indicating how your shares should be voted on a matter and you do not revoke your proxy, your proxy will be voted FOR the election of six directors to serve on our Board until the Company’s annual meeting in 2027 (Proposal 1); FOR the ratification of the selection of Grant Thornton as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (Proposal 2); FOR the Advisory Vote on NEO Compensation (Proposal 3); and FOR the approval of the extension of the term of the Omnibus Incentive Plan to 2036 (Proposal 4).
May I propose actions for consideration at next year’s annual meeting of stockholders or nominate individuals to serve as directors?
You may submit proposals for consideration at future stockholder meetings, including director nominations. In order for a stockholder proposal to be considered for inclusion in our proxy statement for next year’s annual meeting, the written proposal must be received by us no later than December 28, 2026, and must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). For a stockholder proposal, including a director nomination, to be considered at next year’s annual meeting but not included in the proxy statement relating to such meeting, the written proposal must be received by us no earlier than March 12, 2027, nor later than the close of business on April 11, 2027. In addition to satisfying the foregoing advance notice requirements under our Bylaws, to comply with the universal proxy rules, stockholders wishing to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 11, 2027. Please see “General Information - Stockholder Proposals and Nominations” for a more detailed discussion of the requirements for submitting a stockholder proposal for consideration at next year’s annual meeting.
Could other matters be decided at the Annual Meeting?
We do not expect any matters to be presented for action at the Annual Meeting other than the matters described in this Proxy Statement. However, by signing, dating and returning a proxy card or submitting your proxy or voting instructions by telephone or via the internet, you will give to the persons named as proxies discretionary voting authority with respect to any matter that may properly come before the Annual Meeting, and of which we did not have notice at least 60 days before the anniversary date of the 2025 Annual Meeting of Stockholders or by April 12, 2026, which is the date specified by the advance notice provisions set forth in our Bylaws, and such persons named as proxies intend to vote on any such other matter in accordance with their best judgment. As of April 12, 2026, we had not received any proposals to discuss for action at the Annual Meeting, and, as a result, only the matters described in this Proxy Statement will be discussed at the Annual Meeting.
What happens if the Annual Meeting is postponed or adjourned?
If the Annual Meeting is postponed or adjourned, your proxy will still be good and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy until it is voted.
What do I need for admission to the Annual Meeting?
Attendance at the Annual Meeting or any adjournment or postponement thereof will be limited to record and beneficial stockholders as of the Record Date, individuals holding a valid proxy from a record holder, and other persons authorized by the Company. If you are a stockholder of record, your name will be verified against the list of stockholders of record prior to your admittance to the Annual Meeting or any adjournment or postponement thereof. You should be prepared to present photo identification for admission. If you hold your shares in street name, you will need to provide proof of beneficial ownership on the Record Date, such as a brokerage account statement showing that you owned our stock as of the Record Date, a copy of a voting instruction form provided by your broker, bank or other nominee, or other similar evidence of ownership as of the Record Date, as well as your government-issued photo identification, for admission. If you do not provide government-issued photo identification or comply with the other procedures described above upon request, you will not be admitted to the Annual Meeting or any adjournment or postponement thereof. For security reasons, you and your bags will be subject to search prior to your admittance to the Annual Meeting. We will not be able to admit anyone who refuses to comply with our rules of conduct for the Annual Meeting. These rules provide, among other things, that no cameras, recording equipment, electronic devices, large bags or packages will be permitted at the Annual Meeting. You are encouraged to submit a proxy to have your shares voted regardless of whether or not you plan to attend the Annual Meeting.

4

Whom should I call if I have questions about the Annual Meeting?
We have retained HKL & Co., LLC to aid in the solicitation of proxies. As consideration for these services, HKL & Co., LLC will be paid a fee estimated to be $35,000 plus reimbursement of customary disbursements and expenses. The Company will pay for the costs of soliciting proxies. If you have any questions or require any assistance with voting your shares, or if you need additional copies of the proxy materials, please contact:

HKL & Co., LLC
263 Tresser Blvd., 9th Floor
Stamford, CT 06901
Call Toll-Free (800) 339-9883
Email: SandRidge@hklco.com
THE BOARD UNANIMOUSLY RECOMMENDS VOTING FOR THE ELECTION OF EACH OF THE BOARD’S NOMINEES, FOR THE RATIFICATION OF THE SELECTION OF GRANT THORNTON LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND FOR THE ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION.
Casting Your Vote
Your vote is important, and we urge you to vote in advance of the Annual Meeting using one of the methods below.

INTERNET www.proxyvote.com	TOLL-FREE CALL FROM THE U.S. OR CANADA 1-800-690-6903	MAIL Sign and date the enclosed proxy card, and return it in the enclosed postage-paid envelope to: Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717

5

Board and Governance Matters
PROPOSAL 1: ELECTION OF DIRECTORS
BOARD NOMINEES
The Nominating & Governance Committee and the Board have determined to nominate Messrs. Firestone, Icahn, Intrieri, Katz, Pranin, and Ms. Dunlap to serve on the Board at the Annual Meeting. The Nominating & Governance Committee and the Board believe the nominees possess the qualities desirable in individual directors and contribute to the skills and experiences desired for the Board as a whole. If elected, each nominee would serve a term expiring at the close of our 2027 annual meeting or until his or her successor is duly elected.
Randolph C. Read, who has served as a member of the Board of Directors since June 2018, has advised the Board that he will not be available to stand for re-election at the 2026 Annual Meeting of Stockholders. He will continue to serve as a director until the expiration of his term at the Annual Meeting. This decision was not the result of any disagreement with the Company on any matter relating to its operations, policies, or practices.
The Board expresses its sincere gratitude to Mr. Read for his years of dedicated service and valuable contributions.
Our Board contemplates that each of the nominees will be able to serve if elected. Each of the Board’s nominees has consented to serve as a nominee, to serve as a director if elected and to be named as a nominee in this Proxy Statement. However, if at the time of the Annual Meeting, a nominee becomes unable to serve or for good cause will not serve, the discretionary authority provided in the proxies solicited by the Board may be used to vote for a substitute or substitutes who may be recommended by the Nominating & Governance Committee and whom the Board may propose to replace such nominee. The Board has no reason to believe that any substitute nominee or nominees will be required.

6

DIRECTOR BIOGRAPHICAL INFORMATION(1)
At the Annual Meeting, stockholders are being asked to elect Messrs. Firestone, Icahn, Intrieri, Katz, Pranin, and Ms. Dunlap. The Board unanimously recommends that stockholders vote “FOR” each of the nominees named above. See “Questions and Answers about the Annual Meeting - How does the Board recommend I vote on the proposals, and what is the vote required for each proposal?” for more information.

Vincent Intrieri
Age: 69
Director since: October 2024

Mr. Intrieri has served as an independent director and Chairman of the Board since October 2024 and currently serves as a member of the Compensation Committee and the Nominating & Governance Committee. He is the Founder and CEO of VDA Capital Management LLC, a private investment fund founded in 2017. Mr. Intrieri was previously employed by Carl C. Icahn-related entities in various investment-related capacities from 1998 to 2016. From 2008 to 2016, Mr. Intrieri served as Senior Managing Director of Icahn Capital LP, the entity through which Carl C. Icahn manages private investment funds. In addition, from 2004 to 2016, Mr. Intrieri was a Senior Managing Director of Icahn Onshore LP, the general partner of Icahn Partners LP, and Icahn Offshore LP, the general partner of Icahn Partners Master Fund LP, entities through which Mr. Icahn invests in securities. Mr. Intrieri has served as a director of Transocean Ltd. (NYSE: RIG) since 2014 and Hertz Global Holdings, Inc. (NYSE: HTZ) since 2014. Mr. Intrieri has served as a director on the board of International Flavors & Fragrances (NYSE: IFF) since January 2025. Mr. Intrieri previously served as a director of Navistar International Corporation from 2012 until 2021, Energen Corporation from March 2018 until November 2018, Conduent Incorporated from 2017 to 2018, Chesapeake Energy Corporation from 2012 to 2016, CVR Refining, GP, LLC, the general partner of CVR Refining, LP, from 2012 to 2014, Ferrous Resources Limited from 2015 to 2016, Forest Laboratories Inc. from 2013 to 2014, CVR Energy, Inc. from 2012 to 2014, Federal-Mogul Holdings Corporation from 2007 to 2013, Icahn Enterprises L.P. from 2006 to 2012, and was Senior Vice President of Icahn Enterprises L.P. from 2011 to 2012. Mr. Intrieri was also a director of Dynegy Inc. from 2011 to 2012, and Chair and a director of PSC Metals Inc. from 2007 to 2012. He served as a director of Motorola Solutions, Inc. from 2011 to 2012, XO Holdings from 2006 to 2011, National Energy Group, Inc. from 2006 to 2011, American Railcar Industries, Inc. from 2005 to 2011, WestPoint Home LLC from 2005 to 2011, and as Chair and a director of Viskase Companies, Inc. from 2003 to 2011. Mr. Intrieri graduated, with Distinction, from The Pennsylvania State University (Erie Campus) with a B.S. in Accounting in 1984. Mr. Intrieri was a certified public accountant.

QUALIFICATIONS
Mr. Intrieri has significant business and leadership experience in energy, financial accounting and other sectors, and has served as an independent director to a number of successful energy companies.

Nancy Dunlap
Age: 73
Director since: October 2022

Ms. Dunlap has served as an independent director since October 2022 and currently serves as Chair of the Nominating & Governance Committee and as a member of the Audit Committee. She has served since 1999 as the private counsel and head/Chairman of the private family office of Jon S. Corzine, former New Jersey Governor and United States Senator. Ms. Dunlap has served as a director of Icahn Enterprises G.P. Inc., the general partner of Icahn Enterprises L.P., since April 2021. Ms. Dunlap was previously a director of CVR Refining, LP, an independent downstream energy limited partnership, from July 2018 to February 2019. Ms. Dunlap received a Juris Doctor from St. John’s University School of Law and a Bachelor of Arts from the University of Denver.
QUALIFICATIONS Ms. Dunlap’s significant business and leadership experience in the financial, government, and energy sectors makes her well qualified to serve on the Board.

7

Jaffrey “Jay” A. Firestone
Age: 69
Director since: May 2021

Mr. Firestone has served as an independent director since May 2021 and currently serves as a member of the Compensation Committee and Audit Committee. Mr. Firestone has served as Chairman and Chief Executive Officer at Prodigy Pictures Inc., a producer of film, television and cross-platform media since 2006. Previously, Mr. Firestone established Fireworks Entertainment in 1996 to produce, distribute and finance television programs and feature films. In 1998, Fireworks Entertainment was acquired by CanWest Global Communications Corporation and Mr. Firestone was named chairman and chief executive officer and oversaw the company’s Los Angeles and London based television operations as well as its Los Angeles feature film division, Fireworks Pictures. In addition, Mr. Firestone oversaw the company’s interest in New York based IDP Distribution, an independent distribution and marketing company formed by Fireworks Entertainment in 2000 as a joint venture with Samuel Goldwyn Films and Stratosphere Entertainment. Mr. Firestone has served on the board of directors for the Academy of Canadian Cinema and Television and the Academy of Television Arts and Sciences International Council in Los Angeles. Mr. Firestone has led two initial public offerings. Mr. Firestone has been a director of Enzon Pharmaceuticals, Inc. since June 2022, a director of CVR Energy, Inc. since January 2020 and previously served as a director of Voltari Corporation, a commercial real estate company indirectly controlled by Carl C. Icahn. Mr. Firestone obtained a degree in commerce from McMaster University.

QUALIFICATIONS
Mr. Firestone has extensive experience in financial reporting, which, in addition to his past service on other boards, enables him to advise our Board on a range of matters including financial matters.

Grayson Pranin
Age: 46
Director since: June 2025

Mr. Pranin currently serves as a director since June 2025 and as the Company’s President and Chief Executive Officer since July 2021 and previously served as Chief Operating Officer and in various engineering, operational and leadership roles with SandRidge Energy since December 2011. Prior to then, Mr. Pranin served in various engineering and operating roles for Pioneer Natural Resources from June 2010 to November 2011. Mr. Pranin has served his country as a non-commissioned and commissioned officer in the U.S. Army Engineer Corps. Mr. Pranin received his Bachelor of Science from the University of Nevada at Reno.

QUALIFICATIONS
Mr. Pranin has significant industry and leadership experience with extensive technical knowledge of oil and gas operations. His tenure at SandRidge provides an in depth understanding of the Company, its operations, and its personnel.

8

Brett Icahn
Age: 46
Director since: August 2025

Mr. Icahn has served as an independent director of our Company since August 2025. Mr. Icahn is a respected American investor and portfolio manager, currently serving as a member of the board of Icahn Enterprises L.P. and a Portfolio Manager at Icahn Capital LP, a subsidiary of Icahn Enterprises. Since October 2020, Mr. Icahn has played a leading role in managing the investment strategy for Icahn Capital. Prior to that, from 2017 to 2020, he served as a consultant to Icahn Enterprises, where he provided exclusive investment advice to Carl C. Icahn, focusing on capital allocation across the firm’s operating subsidiaries and investment portfolio. In addition to the board of Icahn Enterprises L.P., Mr. Icahn currently serves on the board of Bausch Health Companies Inc. (since March 2021), and on the board of Bausch + Lomb Corporation (since June 2022). In the last five years, Mr. Icahn has previously served on the boards of Dana Inc. and Newell Brands Inc. Mr. Icahn has previously served on the boards of American Railcar Industries, Inc., Cadus Corporation, Nuance Communications, Inc., Take-Two Interactive Software Inc., The Hain Celestial Group, Inc., and Voltari Corporation (previously known as Motricity Inc.). Mr. Icahn received his Bachelor of Arts from Princeton University.

QUALIFICATIONS
Mr. Icahn’s significant business and investment experience across a wide range of sectors and his experience serving on the boards of directors for several public companies make him well qualified to serve on the Board.

Jacob M. Katz
Age: 73
Nominee for election at the 2025 Annual Meeting

Mr. Katz has been nominated to serve as an independent director of our Company and as the Chairman of the Audit Committee. Mr. Katz was the national managing partner and global leader of financial services at Grant Thornton LLP, a member firm of one of the world’s leading organizations of independent audit, tax and advisory firms, from 2013 until his retirement in July 2016. Mr. Katz was employed by Grant Thornton for nearly 40 years, during which time he led Grant Thornton’s financial services practice for approximately 20 years. He held various other leadership roles at Grant Thornton, including as the Northeast region managing partner from 2010 to 2013, as the New York office managing partner from 2003 to 2013 and as a member of the firm’s partnership board from 1999 to 2012, holding the title of chairman of the board for much of that time. Mr. Katz has served on the boards of Jefferies Financial Group, Inc. and related entities since 2016. Mr. Katz previously served on the board of Herc Holdings Inc. from 2017 to 2022 and served as Audit Committee Chair for part of his term. Mr. Katz is a C.P.A. and received an M.B.A. in taxation from the City University of New York and a B.A. in accounting from Brooklyn College.

QUALIFICATIONS
Mr. Katz brings extensive oversight to our business as a result of his executive management and leadership skills gained as the national managing partner and global leader of a financial accounting firm. This, as well as his experience serving on public and private boards, qualifies him for service on the Board.

(1)
Ferrous Resources Limited, CVR Refining, LP, CVR Energy, Inc., American Railcar Industries, Inc., Federal-Mogul Holdings Corporation, Icahn Enterprises L.P., XO Holdings, National Energy Group, Inc., WestPoint Home LLC, Viskase Companies, Inc., PSC Metals Inc., and Voltari Corporation each are or previously were indirectly controlled by Carl C. Icahn. Mr. Icahn also has or previously had a noncontrolling interest in Dynegy Inc., Hertz Global Holdings, Inc., Forest Laboratories Inc., Navistar Internations Corporation, Chesapeake Energy Corporation, Motorola Solutions, Inc. and Transocean Ltd. through the ownership of securities.

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Director Nomination and Board Composition
At each annual meeting of stockholders, the stockholders will elect a successor to each director, or re-elect each such director, with each successor or re-elected director to serve from the time of election until the next annual meeting following election. Our Bylaws provide that the authorized number of directors may be changed by resolution duly adopted by the Board. Vacancies and newly created directorships may be filled by the affirmative vote of a majority of directors then in office, even if such number is less than a majority of the authorized number of directors.
Our Board currently consists of six directors. The Board has determined to nominate Messrs. Firestone, Icahn, Intrieri, Katz, Pranin, and Ms. Dunlap for election to the Board.
The Nominating & Governance Committee has the responsibility under its charter to recommend nominees for election to the Board. The Nominating & Governance Committee considers candidates recommended from any reasonable source, including by current members of the Board, members of management or stockholders, provided the procedures set forth below are followed by stockholders who want to make recommendations to the committee. At times, the Nominating & Governance Committee may also use an independent, third-party search firm, to assist with ongoing identification and vetting of potential candidates.
Stockholder-Nominated Director Candidates
The Nominating & Governance Committee will consider stockholder recommendations that are received by the Company’s Chief Financial Officer at 1 East Sheridan, Suite 500, Oklahoma City, Oklahoma 73104 by December 31 of the year preceding the meeting for which the nomination is made.
A stockholder recommendation should set forth (i) the name and address of and number of shares of common stock owned by the recommending stockholder, (ii) information relating to the recommended candidate that would be required to be disclosed in a solicitation of proxies for the election of the candidate pursuant to Schedule 14A under the Exchange Act and the rules and regulations promulgated thereunder, (iii) a description of all agreements related to the nomination among the recommending stockholder, recommended candidate or other persons, and (iv) such other information and disclosures required under Section 2.9 of our Bylaws.
In addition to submitting recommendations to the Nominating & Governance Committee, stockholders may nominate director candidates or submit proposals at any annual meeting of stockholders, provided they meet the requirements set forth in our Bylaws. If they wish to have their nominations or proposals included in our proxy statement, they must also comply with the requirements of Schedule 14A under the Exchange Act. See “General Information - Stockholder Proposals and Nominations” below.
Director Qualifications
In evaluating the Board’s composition and in identifying, evaluating and recommending director candidates, the Nominating & Governance Committee considers the Company’s current and future strategic needs. We believe a diverse set of skills and experiences is necessary to bring valuable, unique and complementary perspectives to Board deliberations and the oversight of the Company’s affairs. As part of its ongoing review of the Board’s composition, the Nominating & Governance Committee takes into account various factors, including:
•	Feedback on director attributes and performance collected through Board and Committee assessments;
•	The current and desired skills and experiences necessary to support the Board and its committees;
•	Insights from the Board’s evaluation process and the expertise of existing directors;
•	Changes in the Company’s business strategy and operating environment; and
•	Anticipated director retirements.
In evaluating director candidates, the Nominating & Governance Committee considers, among other factors:
•	The candidate’s business background and relevant experience;
•	Alignment of the candidate’s skills and competencies with the company’s strategic goals and challenges;
•	How the candidate’s expertise, skills, and knowledge complement those of existing Board members;
•	The candidate’s character, judgment, diversity of experience, business acumen, and ability to represent stockholder interests;
•	The candidate’s independence under applicable SEC and NYSE standards; and
•	The candidate’s ability to commit sufficient time and energy to effectively serve as a Board member.
In recommending director candidates, the Nominating & Governance Committee will consider how a candidate’s skills and experience, as well as diversity and other factors, complement those of the current Board, but the Nominating & Governance Committee has not adopted a formal policy with respect to Board diversity.
The Board believes that each of its directors and director nominees understands fully the responsibilities of service as a director and the governance requirements applicable to public companies resulting from the orientation and ongoing education provided by the Company’s counsel and their service on the boards of directors of other public companies and the Company.
The Nominating & Governance Committee, in recommending director candidates, considers diversity based on the extent to which a candidate’s skills and experiences in the areas described above differ from and compliment those of the other members of the Board. A candidate is nominated only if the Nominating & Governance Committee believes the combination of the candidate’s skills and experiences will bring a unique and complementary perspective to Board deliberations and to the oversight of the Company’s affairs.

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Board Size
The Nominating & Governance Committee periodically evaluates whether the Board’s size provides for sufficient capacity and diversity of skills and experience to effectively oversee the Company. Pursuant to the Company’s Bylaws, the Board has discretion to increase or decrease the maximum number of directors who may serve on the Board.
Director Independence
The Board has affirmatively determined that Messrs. Firestone, Icahn, Intrieri, Katz, Read, and Ms. Dunlap have no material relationships with the Company and that John “Jack” Lipinski, who served as a member of the Board of Directors until the expiration of his term on June 11, 2025, did not have any material relationship with the Company during his tenure as a director of the Company. The Board has concluded that Grayson Pranin, is not independent due to his position as President and Chief Executive Officer of the Company (“CEO”). The Board further affirmatively determined that for purposes of the NYSE listing standards, a majority of the directors standing for election at the Annual Meeting are independent. In making these determinations, the Board considered all relevant facts and circumstances that could affect such person’s exercise of independent judgment in carrying out the responsibilities of a director. Please see “— Related Party Transactions” for a more detailed discussion. The Board additionally has determined that all current Audit Committee members meet the independence requirements for Audit Committee members set forth in Rule 10A-3 under the Exchange Act and as set forth in Section 303A.02 of the NYSE Listed Company Manual and that all current members of the Compensation Committee meet the independence requirements for compensation committee members set forth in the NYSE Listed Company Manual.
The Board’s Role and Responsibilities

The Board is Fully Accountable to Stockholders

Annual election of directors

Stockholders may demand special meetings at any time with consent of 25% of outstanding shares

Stockholders can amend the Bylaws by a majority of the shares entitled to vote

Directors elected by a majority of the shares entitled to vote in uncontested elections in accordance with the Charter (with a resignation policy in the Bylaws for incumbent director nominees)

Stockholders can remove directors with or without cause by a majority of the shares entitled to vote

Company opted out of Section 203 of the DGCL, the anti-takeover statute

The Board is elected by our stockholders to oversee their interests in the long-term financial and operational health of our business. The Board serves as the ultimate decision-making body, except for those matters reserved to or shared with stockholders. The Board selects and oversees the members of senior management, who are charged by the Board with conducting our business.
Leadership Structure
Our Board is led by Vincent Intrieri, an independent director and Chairperson of the Board (the “Board Chair”). The Board has carefully considered our leadership structure and believes that, at this time, the interests of the Company and its stockholders are best served by having the positions of Board Chair and CEO of the Company filled by different individuals. This allows the CEO to focus on the Company’s day-to-day operations while allowing the Board Chair to lead the Board in providing guidance and oversight to management. We believe that Mr. Intrieri’s extensive leadership experience and financial background across a wide range of industries in both the public and private sector qualifies him for his role as Board Chair. Our Board regularly reviews its leadership structure to assess whether to separate or combine the roles of Board Chair and CEO based on the facts and circumstances relevant to the Company at the time, and the Board retains flexibility to determine the appropriate leadership structure for the Company based on such facts and circumstances. The Board welcomes and takes under consideration any input received from our stockholders regarding the Board’s leadership structure and informs stockholders of any change in the Board’s leadership structure by updates to our corporate website and disclosures in our annual proxy statements and other regulatory filings.
Under the Company’s governance policies, our Board Chair has the authority to call meetings of the directors, including meetings of the Compensation Committee and the Nominating & Governance Committee. The Board Chair presides over and establishes the agenda for our Board meetings. Along with other members and committees of the Board, the Board Chair is also tasked to review the annual performance of the Board’s committees as well as areas of key risk to the Company.
The Board believes that management speaks on behalf of the Company. Under the Board’s communications policies, individual directors, including the Board Chair, are not authorized to meet with or otherwise communicate with stockholders, research analysts, vendors, the press or other external constituencies unless (a) such communication is requested by the Board Chair, the CEO, or the full Board, or (b) the communication is necessary for the director to fulfill their responsibilities under the applicable committee charter.
The Board is committed to independent leadership and believes that objective oversight of management performance is a critical aspect of effective corporate governance. In accordance with the NYSE listing standards, a majority of the members of our Board are independent, and only independent directors serve on the Audit Committee, the Compensation Committee, and the Nominating & Governance Committee, each of which is supported by an appropriate charter and may hold executive sessions without management present. Additionally, each member of the Board has access to the Company’s books, records and reports, and members of management are available at all times to answer their questions.

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The Nominating & Governance Committee, which consists entirely of independent directors, also periodically examines our Board’s leadership structure, as well as other governance practices, and conducts an annual assessment of the Board’s and each committee’s effectiveness. The Nominating & Governance Committee has determined that the present leadership structure is effective and appropriate.
As a result of its committee system and composition of a majority of independent directors, the Board believes it maintains effective oversight of our business operations, including independent oversight of our financial statements, executive compensation, selection of director candidates and corporate governance programs, and Board evaluation. We believe that the leadership structure of the Board, including the independent committees of the Board, is appropriate and enhances the Board’s ability to effectively carry out its roles and responsibilities on behalf of our stockholders. Further, we believe that Mr. Pranin’s role as CEO and director, combined with Mr. Intrieri’s role as an independent Board Chair, results in effective and robust governance, creating strong accountability while enhancing our ability to communicate our message and strategy clearly and consistently to stockholders.
Board’s and Audit Committee’s Role in Risk Oversight
One of the key functions of the Board is to oversee our risk management process. The Board’s oversight of the material risks faced by the Company occurs directly through the Board as a whole, as well as through various standing committees of the Board that address risks inherent in their respective areas of oversight.
In particular, the Board and the Audit Committee are generally responsible for overseeing management of the various operational, financial, accounting, legal and human resources-related risks faced by the Company. The Board and/or the Audit Committee fulfills this responsibility by requesting and reviewing reports and presentations from management regarding its business strategies, financial and operating forecasts, and specific risks, including, among other things: risks with respect to oil and natural gas exploration and production; the volatility of oil, natural gas and natural gas liquid prices; reserve engineering; the maintenance of oil and natural gas leases; the concentration of the Company’s operations and assets; environmental, health, safety and regulatory matters; information technology; cybersecurity; insurance coverage; physical security of assets; the creditworthiness of counterparties; the Company’s liquidity status with respect to applicable financial covenants; public disclosures; litigation and governance matters; and compensation-related risks. For more information on the Board’s management of risk related to cybersecurity, please see our disclosures under Item 1C. Cybersecurity of our Annual Report. The Board and/or the Audit Committee also periodically reviews the Company’s derivative trading strategy, which is intended to mitigate risks associated with changes in commodities prices. In addition, the Audit Committee oversees the implementation and effectiveness of the Company’s compliance program, and reviews specific financial and legal matters as requested by the full Board from time to time. The senior executives periodically report to the Audit Committee and the Board on other operational, financial, legal, and human resources-related risks as they may arise from time to time.
Further, the Compensation Committee assesses and monitors whether any of our compensation policies and programs create risks or encourage conduct that would be reasonably likely to have a material adverse effect on the Company. The Nominating & Governance Committee is additionally responsible for identifying risks associated with, and, as needed, implementing risk management plans and policies for, leadership succession, with approval from the Board. The Board and its committees further oversee additional risks including, as appropriate and without limitation, business, industry, economic, safety, cybersecurity, and environmental, social and governance risks.
The Board, or the appropriate committee, assesses existing and significant emerging risks on an ongoing basis as they arise. While the Board applies similar oversight standards to all material risks facing the Company, focusing more frequently on the areas that represent more immediate risks, individual risks generally differ in duration and severity, and timeframes required for effective mitigation may vary greatly or change over time as risk environments evolve. Thus, the Board may adjust its oversight strategy on a case-by-case basis, as appropriate.
We believe that our approach to risk oversight, as described above, optimizes our ability to assess relationships among the various risks, make informed cost-benefit decisions, and approach emerging risks in a proactive manner for the Company. We also believe that our risk oversight structure complements our current Board leadership structure, as it allows our non-management directors, through its three fully independent Board committees, as well as Mr. Intrieri as independent Board Chair, to exercise effective oversight of the actions of management in identifying risks and implementing effective risk management policies and controls.

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Committees of the Board of Directors
The Board has an Audit Committee, a Nominating & Governance Committee and a Compensation Committee. Members of each committee are elected by the Board and serve until their successors are elected and qualified. The charters of the Audit Committee, Nominating & Governance Committee and Compensation Committee can be found in the corporate governance section of the “About” page of our website at http://www.sandridgeenergy.com.

Audit Committee	CURRENT MEMBERS (ALL INDEPENDENT)

The Audit Committee oversees and reports to the Board on various auditing and accounting-related matters, including:
•
the maintenance of the integrity of our financial statements, reporting process and systems, internal accounting and financial controls
•
the evaluation, compensation and retention of our independent registered public accounting firm
•
the performance of internal audit, legal and regulatory compliance, including our disclosure controls and procedures
•
oversight over our risk management and cybersecurity policies and procedures
Each member of the Audit Committee has been determined by our Board to be an “audit committee financial expert” as defined under the rules of the SEC and to satisfy the independence requirements of Audit Committee members required by the NYSE Listed Company Manual.
Chairman: Randolph C. Read Members: Nancy Dunlap Jaffrey Firestone MEETINGS IN 2025: 10

Nominating & Governance Committee	CURRENT MEMBERS (ALL INDEPENDENT)

The Nominating & Governance Committee advises the Board and makes recommendations regarding appropriate corporate governance practices. Pursuant to its charter, the Nominating & Governance Committee:
•
advises the Board and makes recommendations regarding appropriate corporate governance practices and assists the Board in implementing those practices
•
guides the evaluation of the Board and its committees
•
assists the Board with the identification and nomination of individuals qualified to become members of the Board
•
develops and maintains a succession plan for our President and CEO
•
assists the Board in ensuring proper attention and effective response to stockholder concerns regarding corporate governance
•
assesses the potential impact of service on another public company board by a director relating to the director’s time and availability, potential conflict of interest issues and his or her status as an independent director
•
assesses conflicts of Board members
•
reviews and evaluates committee structures
Chairman: Nancy Dunlap Members: Brett Icahn Vincent Intrieri Randolph C. Read MEETINGS IN 2025: 4

Compensation Committee	CURRENT MEMBERS (ALL INDEPENDENT)

The Compensation Committee oversees compensation for our executive officers and our incentive compensation and benefit plans. Pursuant to its charter, the Compensation Committee:
•
reviews, modifies (if necessary), approves, and recommends for Board approval, the compensation program and corporate goals relevant to compensation of the CEO and other senior management
•
evaluates the performance of the Company’s CEO and, in consultation with the CEO, the Company’s other executive officers and other members of the Company’s senior management in light of those goals and objectives
•
administers and oversees the enforcement of the Company’s clawback policy to recover incentive compensation that was erroneously paid in the event of a financial restatement or misconduct
•
approves and recommends for Board approval the compensation of the CEO and, in consultation with the CEO, the Company’s other executive officers and other members of the Company’s senior management
Each member of the Compensation Committee has been determined by our Board to satisfy the independence requirements of Compensation Committee members required by the NYSE Listed Company Manual.
Chairman: Randolph C. Read Members: Jaffrey Firestone Vincent Intrieri MEETINGS IN 2025: 3

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Director Attendance at Meetings of the Board of Directors and Stockholder Meetings
The Board held 15 meetings in 2025 and each of the incumbent directors attended at least 75% of the meetings of the Board and the respective committees on which he or she served during his or her time of service. During 2025, our independent directors met in executive session, as necessary, at regularly scheduled Board meetings. Our Chairman of the Board presided at each such meeting.
Subject to the Board’s policies on communications, the Board encourages interaction with stockholders and recognizes that annual meetings of the stockholders provide a venue where stockholders can access and interact with our directors. Accordingly, while we do not have a policy requiring our directors to attend annual meetings of the stockholders, each member of the Board is encouraged to attend the meetings. Messrs. Firestone, Intrieri, Read, and Ms. Dunlap, who constituted all of the members of the Board at that time, attended the 2025 annual meeting of stockholders in person.
Annual Evaluation Process
Each year, directors complete written assessments of Board and Committee performance and the Company’s counsel summarizes the directors’ assessments for discussion regarding director performance, Board dynamics, and the effectiveness of the Board and its committees. The Chairman of the Nominating & Governance Committee and the Board Chair are also responsible for overseeing each committee’s annual evaluation of its charter and recommending revisions as necessary.
Board Processes and Policies
Corporate Governance Guidelines, Code of Business Conduct and Ethics and Financial Code of Ethics
Our Board has adopted corporate governance guidelines that define those governance practices of the Board that are not included in our Bylaws. Our Board has also adopted a Code of Business Conduct and Ethics, which contains general guidelines for conducting our business and applies to all of our officers, directors and employees, and a Financial Code of Ethics that applies to our CEO, CFO, principal accounting officer, and other senior financial officers. Our corporate governance guidelines and codes can be found in the corporate governance section of our website at http://www.sandridgeenergy.com.
Communications with Directors
Any stockholder or other interested party who desires to communicate with the Board, individual directors or committees of the Board may do so at any time by submitting his or her comments, questions or concerns, in writing by mail addressed to our Chief Financial Officer at 1 East Sheridan, Suite 500, Oklahoma City, Oklahoma 73104. A stockholder or other interested party should clearly indicate on the envelope the director or directors who are the intended recipients of the communication. All such communications received by the Chief Financial Officer will be forwarded to the director designated on the envelope. The Chief Financial Officer will not filter out any such communications except for communications related to solicitation for products or services and items of a personal nature that are not relevant to a person’s status as a stockholder. All communications designated for the Board will be forwarded to the Board Chair. All communications designated for a particular committee of the Board will be forwarded to the chairman of that committee.
To report any issues relating to our accounting, accounting controls, financial reporting or other practices, employees, stockholders and other interested parties may call the confidential hotline at 1-866-206-2720. All calls will remain anonymous.
These policies and procedures are not intended to alter or amend the requirements a stockholder must satisfy in order to (1) present a stockholder proposal at a meeting of stockholders, (2) nominate a candidate for the Board, (3) recommend a candidate for the Board for consideration by the Nominating & Governance Committee or (4) have the stockholder’s proposal or nomination included in our proxy statement in accordance with Rule 14a-8 or Rule 14a-19 of the Exchange Act, all of which are described elsewhere in this Proxy Statement.
Related Party Transactions
We maintain a written policy that requires any related party transaction (as defined below) to be reviewed and approved by the disinterested members of our Audit Committee. A related party transaction is a transaction, proposed transaction, or series of similar transactions, in which (a) we are a participant, (b) the aggregate annual amount involved exceeds $120,000 and (c) a related person (as defined below) has or will have a direct or indirect material interest. A related person is (i) any person who is, or at any time since the beginning of our last fiscal year was, a director, executive officer, or nominee to become a director, (ii) a person known to be the 5% beneficial owner of any class of our voting securities, (iii) an immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of such director, executive officer, nominee for director or more than 5% beneficial owner, and (iv) any person (other than a tenant or employee) sharing the household of such director, executive officer, nominee for director or more than 5% beneficial owner. The written policy includes factors to be considered by the disinterested members of our Board when determining whether to approve a proposed related party transaction. Factors to be considered include the terms of the transaction with the related party, availability of comparable products or services from unrelated third parties, terms available from unrelated third parties and benefits provided to us by the transaction.

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Compensation Committee Interlocks and Insider Participation
During 2025, the Compensation Committee consisted of Messrs. Read, Firestone, and Intrieri and, through June 11, 2025, Mr. Lipinski. During 2025, no individual serving on the Compensation Committee was serving as an employee of the Company. None of our executive officers serves as a member of the compensation committee of any entity where one or more members of our Board serves as an executive officer.
Director Compensation
For the 2025-2026 period, aggregate non-employee compensation payable to the Board Chair was $225,000, and aggregate compensation payable to each other non-employee director was $175,000, of which $150,000 was paid in Company stock, excluding in all cases additional retainers paid for service on committees. This was consistent with the 2024-2025 period. References to the 2024–2025 and 2025–2026 periods refer to the applicable periods between the Company’s annual meetings of stockholders, which is generally the basis on which non-employee director compensation is established.
The following table sets forth the total compensation earned by our non-employee directors for the fiscal year ended December 31, 2025 (rather than the annual meeting-based periods described above).

Name	Fees Earned or Paid in Cash	Stock Awards(a)(b)	Total
Nancy Dunlap	$48,750	$150,002	$198,752
Jaffrey “Jay” Firestone	$42,500	$150,002	$192,502
Brett Icahn	$12,473	$129,050	$141,523
Vincent Intrieri	$87,500	$150,002	$237,502
John “Jack” Lipinski(c)	$20,000	$—	$20,000
Randolph C. Read	$65,000	$150,002	$215,002

(a)
Reflects the aggregate grant date fair value of the shares of restricted stock granted to non-employee directors on June 11, 2025 and August 1, 2025. The grant date fair value is calculated in accordance with Financial Standards Board Accounting Standards Codification (“FASB ASC”) Topic 718, Compensation-Stock Compensation. These amounts do not necessarily correspond to the actual value that will be recognized by our non-employee directors. The assumptions used by the Company in calculating the amounts related to restricted stock are incorporated by reference to Note 15 of the consolidated financial statements included in the Annual Report. As of December 31, 2025, Messrs. Firestone, Intrieri, and Read and Ms. Dunlap each held 13,441 unvested shares of restricted stock, Mr. Icahn held 12,905 shares of unvested restricted stock, and Mr. Lipinski held no shares of unvested restricted stock.

(b)
In prior proxy statements, dividends accrued on unvested restricted stock awards were reported as “All Other Compensation” for directors. Because these dividends are payable only upon vesting and are reflected in the grant date fair value of the awards under FASB ASC Topic 718, they are no longer separately disclosed.

(c)
Mr. Lipinski did not stand for re-election at the Company’s 2025 annual meeting of stockholders, and therefore his term as director ended on June 11, 2025. This decision was not the result of any disagreement with the Company on any matter relating to its operations, policies, or practices.

Non-Executive Director Compensation Policies
Our current non-employee director compensation structure consists of the following elements:
•	Annual Cash Retainer
•	Non-Executive Chairman, Committee Chair and Committee Member Retainers
•	Annual Equity Retainer
Information about our former and current non-employee director compensation structure is described in more detail below. Non-employee directors receive reimbursement for expenses related to attending meetings of the Board and its committees. In 2025, directors received negligible reimbursements as nearly all meetings could be attended virtually.
Annual Cash Retainer and Non-Executive Chairman, Committee Chair and Committee Member Retainers
For the 2025-2026 period, the compensation payable to non-executive directors included (a) an aggregate annual cash retainer of $25,000, paid in quarterly installments, and (b) an additional annual cash retainer, paid in quarterly installments, equal to $50,000 for service as non-executive chairman, $20,000 for service as audit committee chair, $15,000 for service as compensation committee chair, $10,000 for service as nominating & governance committee chair, $10,000 for service as a member of the audit committee, $7,500 for service as a member of the compensation committee, and $5,000 for service as a member of the nominating & governance committee.
Annual Equity Retainer
In addition to a cash retainer, each non-employee director receives a portion of such non-employee director’s annual compensation for Board services in the form of equity compensation, which is paid in the form of an annual grant of restricted stock granted under our 2016 Omnibus Incentive Plan (amended and restated as of August 8, 2018) (the “Omnibus Incentive Plan”). Shares of restricted stock are granted to non-employee directors in connection with the applicable year’s annual meeting of stockholders. Non-employee directors were granted restricted stock directly following the 2025 annual meeting of stockholders of up to

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$150,000 (the aggregate approximate grant date fair value under the 2025-2026 period, non-employee director compensation program, rounded up to the nearest whole share). Mr. Brett Icahn joined the Board as a director effective August 1, 2025 and received a pro rata grant of restricted stock for his service in connection with the 2025-2026 period at that time. Shares of restricted stock granted to non-employee directors in connection with the 2025-2026 director compensation program vest on the earlier of the first anniversary of the grant date or the day immediately preceding the Company’s next annual meeting of stockholders.
Stock Ownership Guidelines
It is our practice to maintain stock ownership guidelines for non-employee directors. Our non-employee directors have five years from the date of appointment or election to a role that is subject to the stock ownership guidelines to comply with the guidelines. Until our directors comply with these guidelines, our non-employee directors are required to hold 60% of net shares issued. See “Executive Compensation - Other Executive Compensation Matters – Stock Ownership Guidelines” below for additional information.
Indemnification
We have entered into an indemnification agreement with each of our directors and executive officers (each an “indemnitee”), which is intended to permit indemnification to the fullest extent now or hereafter permitted by the DGCL. It is possible that the applicable law could change the degree to which indemnification is expressly permitted.
Each indemnification agreement covers expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement incurred by an indemnitee when, in his or her capacity as a director or officer, the indemnitee is made or threatened to be made a party to any suit or proceeding. Each indemnification agreement generally covers claims relating to the fact that the indemnitee is or was an officer, director, employee or agent of ours or any of our affiliates, or is or was serving at our request in such a position for another entity. Each indemnification agreement also obligates us to promptly advance all reasonable expenses incurred in connection with any claim. The indemnitee is, in turn, obligated to reimburse us for all amounts so advanced if it is later determined that the indemnitee is not entitled to indemnification. The indemnification provided under the indemnification agreements is not exclusive of any other indemnity rights of an indemnitee; however, double recovery by an indemnitee is prohibited. We are not obligated to indemnify the indemnitee with respect to claims brought by the indemnitee against the Company, except for:
•	claims regarding the indemnitee’s rights under the indemnification agreement;
•	claims to enforce a right to indemnification under any statute or law; and
•	counter-claims against us in a proceeding brought by us against the indemnitee; or
•	claims approved by a majority of our Board.
We have also agreed to obtain and maintain director and officer liability insurance for the benefit of each of our directors and executive officers. These policies include coverage for losses for wrongful acts and omissions and to ensure our performance under the indemnification agreements. Each of our directors and executive officers is named as an insured under the policies and provided with the same rights and benefits as the most favorably insured of our directors and officers.
Audit Matters
PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has directed the Company to submit the appointment of Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm for the year ending December 31, 2026, for ratification by the stockholders at the Annual Meeting. Neither the Company’s Bylaws nor other governing documents nor applicable law require stockholder ratification of the selection of Grant Thornton as the Company’s independent registered public accounting firm. However, the Audit Committee is submitting the selection of Grant Thornton to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee may in its discretion direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.
The reports of Grant Thornton on the financial statements for the fiscal years ended December 31, 2024 and December 31, 2025, contained no adverse opinions or disclaimers of opinions and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended December 31, 2024 and December 31, 2025, there were (i) no disagreements between the Company and Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton would have caused Grant Thornton to make reference to the subject matter of the disagreement in Grant Thornton’s reports on the Company’s consolidated financial statements for such year, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.
A representative of Grant Thornton is expected to attend the Annual Meeting and will have the opportunity to make a statement, if he or she so desires, and will be available to respond to appropriate stockholder questions.

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The Board unanimously recommends that you vote “FOR” the ratification of the selection of Grant Thornton as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. See “Questions and Answers about the Annual Meeting - How does the Board recommend I vote on the proposals, and what is the vote required for each proposal?” for more information.
Independent Registered Public Accounting Firm’s Fees
The fees described below relate to fees paid by the Company to Grant Thornton for its audit services rendered for fiscal years 2024 and 2025. Any consent fees charged to the Company are excluded from the summary below.

	2025	2024
	(in thousands)
Audit Fees	$835	$836
Audit-Related Fees	$26	$49
Total	$861	$885

Audit Fees. Audit fees consist primarily of fees billed for professional services rendered for the audit of our annual financial statements and review of the financial statements included in each of our quarterly reports on Form 10-Q. The 2024 costs reflect additional audit work required in association with the Company’s asset acquisition in the Cherokee Play of the Mid-Continent.
The Audit Committee is responsible for approving, in advance, any services to be performed by the independent registered public accounting firm. The Audit Committee may delegate its pre-approval authority for these services to one or more members, whose decisions shall be presented to the full Audit Committee at its scheduled meetings. Each of these services must receive specific pre-approval by the Audit Committee or its delegate unless the Audit Committee has provided general pre-approval for such category of services in accordance with policies and procedures that comply with applicable laws and regulations. All of the services described above under audit fees and audit-related fees for 2025 and 2024 were pre-approved by the Audit Committee.
Report of the Audit Committee
The following is the report of the Audit Committee for the year ended December 31, 2025.
The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except to the extent that the Company specifically incorporates it by reference in such filing.
As of December 31, 2025, the Audit Committee was composed of three directors, each of whom has been determined to be independent in accordance with the requirements of the rules and regulations of the SEC promulgated under the Exchange Act and the NYSE. The Audit Committee oversees the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for the preparation of the financial statements and the establishment and maintenance of the system of internal controls. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) and to issue a report thereon.
In performing its duties, the Audit Committee has:
•
reviewed and discussed with the Company’s management and Grant Thornton, the Company’s independent registered public accounting firm as of December 31, 2025, the audited financial statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025;

•
reviewed and discussed with the Company’s management and Grant Thornton, the Company’s independent registered public accounting firm as of December 31, 2024, the audited financial statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024;

•
reviewed with the Company’s management internal control over financial reporting in accordance with the standards of the PCAOB, which review included a discussion of the quality, not just the acceptability, of the Company’s accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements;

•	reviewed with Grant Thornton its judgment as to the quality, not just the acceptability, of the Company’s accounting principles and other matters;
•	discussed with Grant Thornton the overall scope and plans for its audit;
•	discussed with Grant Thornton the results of its audit and the overall quality of the Company’s financial reporting via teleconference; and
•	discussed with the Company’s independent reservoir engineering consultants the Company’s process for determining oil and gas reserves and such results via teleconference.

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During the Audit Committee’s review of the audited financial statements, management advised the Audit Committee that each set of financial statements reviewed had been prepared in accordance with generally accepted accounting principles (“GAAP”) and reviewed significant accounting and disclosure issues with the Audit Committee. With respect to its review of the Company’s internal control over financial reporting, the Audit Committee noted that management advised that the Company was in compliance with Section 404 of the Sarbanes-Oxley Act of 2002.
The Audit Committee discussed with Grant Thornton the matters required to be discussed pursuant to the applicable PCAOB auditing standards. The Audit Committee has received and reviewed the written disclosures and the letter from Grant Thornton required by the PCAOB regarding Grant Thornton’s communications with the Audit Committee concerning independence, and has discussed with Grant Thornton its independence. The Audit Committee determined that the non-audit services provided to the Company by Grant Thornton are compatible with maintaining Grant Thornton’s independence.
Based on the review and discussion referred to above, the Audit Committee recommended to the Board, and the Board approved, that the audited financial statements be included in the Annual Report filed with the SEC.
This report is submitted on behalf of the Audit Committee.
Randolph C. Read, Chairman
Nancy Dunlap
Jaffrey Firestone

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Executive Officers
Set forth below is information regarding each of our executive officers as of April 13, 2026:

Name	Age
Grayson Pranin	46	President, Chief Executive Officer
Jonathan Frates	43	Executive Vice President, Chief Financial Officer
Dean Parrish	38	Executive Vice President, Chief Operating Officer
Brandon Brown	48	Senior Vice President, Chief Accounting Officer

Grayson Pranin. Mr. Pranin was appointed as the Company’s President and Chief Executive Officer effective July 16, 2021. Mr. Pranin previously served as Senior Vice President, Chief Operating Officer, Vice President of Operations, and has held various engineering, operational, and leadership roles at the Company since December 2011. Prior to joining SandRidge, Mr. Pranin worked in various engineering and operating roles for Pioneer Natural Resources from June 2010 to November 2011. Mr. Pranin has served his country as a non-commissioned and commissioned officer in the U.S. Army Engineer Corps. Mr. Pranin received his Bachelor of Science from the University of Nevada at Reno.
Jonathan Frates. Mr. Frates was appointed as the Company’s Executive Vice President and Chief Financial Officer, effective as of October 21, 2024. Mr. Frates has served most recently as Investment Director of Vision One Management Partners, a Miami-based investment manager from August 2022 through September 2024. Prior to Vision One, Mr. Frates served as Managing Director and Head of Family Office of Daughters Capital Corp., a single-family office from July 2021 through June 2022, and as Managing Director of Icahn Enterprises L.P., a diversified holding company engaged in a variety of businesses, from November 2015 through July 2021. Prior to Icahn Enterprises, Mr. Frates held roles at First Acceptance Corp., Diamond A Ford Corp., and Wachovia Securities LLC. Mr. Frates previously served as Chairman of the Board of Directors of the Company from June 2018 until September 2024. Mr. Frates also served as a director of Herc Holdings, Inc. from August 2019 until May 2022, VIVUS, Inc. from December 2020 until July 2021, Viskase Companies, Inc. from March 2016 until July 2021, American Railcar Industries, Inc. from March 2016 until December 2018, CVR Refining, LP from April 2016 until January 2019, Ferrous Resources Ltd. from December 2016 until July 2019, CVR Partners from April 2016 until July 2021, and CVR Energy, Inc. from March 2016 until July 2021. Carl C. Icahn has or had a controlling or non-controlling stake in all of the above listed companies. Mr. Frates received a BBA from Southern Methodist University and an MBA from Columbia Business School.
Dean Parrish. Mr. Parrish was promoted to the Company’s Executive Vice President and Chief Operating Officer, effective as of March 11, 2026. Mr. Parrish has been with the Company since January 2012, starting as a Senior Production Engineer followed by multiple management positions before becoming the Vice President of Operations in March 2021, then Senior Vice President in March 2022. In April 2024, he was promoted to Senior Vice President and Chief Operating Officer. Prior to joining the Company in January 2012, Mr. Parrish was employed at EXCO Resources, Inc. as a Production Engineer. Mr. Parrish earned his Bachelor of Science in Petroleum Engineering from the University of Oklahoma.
Brandon Brown. Mr. Brown was appointed as the Company’s Senior Vice President and Chief Accounting Officer, effective as of October 21, 2024. Mr. Brown served as the Company’s Chief Financial Officer from September 2023 to October 2024, Vice President of Accounting from March 2023 to September 2023, and Corporate Controller from June 2020 to March 2023. Prior to joining the Company in June 2020, Mr. Brown was employed at Black Stone Minerals, L.P. as the Assistant Controller and Financial Reporting Manager from August 2016 to February 2020. Mr. Brown served as the Assistant Controller and held various other accounting and financial reporting roles at Goodrich Petroleum Corporation from August 2011 to August 2016. Prior to joining Goodrich Petroleum Corporation, Mr. Brown was employed as an external auditor at HEIN & Associates LLP and Ernst & Young LLP. Mr. Brown earned his Bachelor of Science in Accounting from Southern University and A&M College and is a Certified Public Accountant.

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Executive Compensation
PROPOSAL 3: NON-BINDING ADVISORY VOTE ON NEO COMPENSATION
Schedule 14A of the Securities Exchange Act requires a public company, such as SandRidge, to permit its stockholders to cast a non-binding, advisory vote on the previous year’s executive compensation paid to named executive officers (“NEOs”), as disclosed pursuant to the SEC’s executive compensation disclosure rules. Accordingly, the Company is providing stockholders the opportunity to cast a non-binding advisory vote at the Annual Meeting on the compensation of the Company’s NEOs through the following resolution.
We have been holding non-binding advisory votes on executive compensation on an annual basis and expect that the next vote after this 2026 vote will occur at our 2027 annual meeting of stockholders.
The Board unanimously recommends that you vote “FOR” this proposal. See “Questions and Answers about the Annual Meeting - How does the Board recommend I vote on the proposals, and what is the vote required for each proposal?” for more information.
Compensation Discussion and Analysis
In this section, we describe the executive compensation philosophy, objectives, and program components in place during 2025 for the Company’s 2025 NEOs.
Detailed information regarding the 2025 compensation earned by the NEOs is set forth in the Summary Compensation Table and other compensation tables contained in this Proxy Statement beginning on page 30.
2025 NAMED EXECUTIVE OFFICERS
Our NEOs for 2025 consisted of the following individuals:

Name(a)	Position
Grayson Pranin	President, Chief Executive Officer
Jonathan Frates	Executive Vice President, Chief Financial Officer
Dean Parrish	Executive Vice President, Chief Operating Officer
Brandon Brown	Senior Vice President, Chief Accounting Officer

We present our Compensation Discussion and Analysis in the following sections:
1.
Executive Summary. In this section, we lead with a message from the Compensation Committee, which is followed by a summary of the results of last year’s advisory votes on NEO compensation and use of stockholder feedback.
Pg. 21
2. Executive Compensation and Governance Principles. In this section, we describe the Company’s 2025 executive compensation strategy and objectives.	Pg. 21
3. Key 2025 Compensation Program Elements. In this section, we summarize the material elements of the 2025 compensation program for NEOs.	Pg. 22
4. 2025 Executive Compensation. In this section, we expand upon the material elements of the 2025 compensation program for our NEOs.	Pg. 23
5. Process for Determining 2025 Executive Compensation. In this section, we describe the process for arriving at 2025 compensation decisions.	Pg. 27
6.
Other Executive Compensation Matters. In this section, we provide an overview of policies related to compensation clawbacks, minimum stock ownership, and the prohibition on hedging and pledging transactions, and we discuss the relationship between our executive compensation program and risk and the tax treatment of executive compensation.
Pg. 28

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Executive Summary
Compensation Committee Message and Report
The following is the report of the Compensation Committee for the year ended December 31, 2025.
The information contained in this report will not be deemed to be “soliciting material” or to be “filed” with the SEC, nor will such information be incorporated by reference into any future filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates it by reference in such filing.
Fiscal year 2025 represented a refinement and continuation of the Compensation Committee’s ongoing commitment to aligning our executive compensation practices and incentives with maximizing stockholder value and reflecting a continued focus on cost discipline while attracting and retaining key managerial, technical, and operational personnel. The Company continued to support its stated goal of aligning executive compensation with stockholder value by employing performance-based metrics in our bonus plans that place more weight on measures in which management had greater control. Further, reflecting the effectiveness of our Compensation Committee’s approach to focus on cost discipline, we maintained low corporate overhead expenses, despite meaningful capital projects and operational activity for the year.
The Company continues to evaluate its processes and programs in addition to total general and administrative expenses with an eye toward enhancing stockholder value. Our incentive programs utilize well-defined, performance-based metrics and scorecards that align compensation with performance and stockholder value. We welcome ongoing dialogue with our investors and value their feedback.
By the members of the Compensation Committee of the Board:
Randolph C. Read, Chairman
Jaffrey Firestone
Vincent Intrieri
ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION AND USE OF STOCKHOLDER FEEDBACK
At the 2025 Annual Meeting, approximately 94% of the votes cast were voted FOR our Advisory Vote to Approve Named Executive Officer Compensation (“Say on Pay”). This represents continued support from stockholders of the Company’s executive compensation policies, and our focus on pay for performance and incentive-based compensation. As a result of the 2025 vote, the Company determined to continue its pay philosophy and practices.
Both the Compensation Committee and the full Board value the input and feedback received from our stockholders, and we view stockholder outreach efforts as important. Subject to the Board’s policies on communications, the Board welcomes stockholder input on the Company’s business strategies, governance and executive compensation. We believe this helps ensure that the issues that matter most to our stockholders are understood and considered by management and the Board.
Our Executive Compensation and Governance Principles
The Company’s compensation programs are structured to attract, motivate and retain high performing individuals by paying competitive compensation that is designed to align with stockholder interests. Total compensation packages include base salaries, benefits, and a mix of time-based and variable, performance-based incentives that promote executive and stockholder alignment. The Board and the Compensation Committee, as applicable, base individual compensation decisions on individual and Company performance, time in role, scope of responsibility, and leadership skills and experience.

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Key 2025 Executive Compensation Program Elements
During 2025, executives were provided with a mix of compensation featuring short- and long-term pay periods, fixed and variable payment amounts tied to performance, and cash and equity-based consideration. Retirement programs and other forms of compensation are not detailed in our key compensation programs (additional information about these programs can be found on page 28).

Variable
Fixed
Long-Term Incentive Program
	Base Salary	Annual Incentive Program	Performance Share Units (PSUs): 33.3% weighting	Restricted Stock Units (RSUs): 66.6% weighting
What?	Cash		Stock
When?	Annual	Annual	1-year performance period	Three tranches vesting over a 3-year period
How? Measures, Weightings, & Payouts	Market conditions, as well as individual performance, scope of responsibility, analysis of individual’s compensation, and business performance
Multi-metric performance scorecard consisting of: financial and operational metrics (10% health, safety & environmental goals, 15% Total CAPEX, 10% return on CAPEX, 10% base oil production, 15% total base production, 25% lease operating expenses, and 15% adjusted general and administrative expenses)
+
Individual Performance Rating
			Four annual target ranges of the following performance metrics: Adjusted General & Administrative Expense, Lease Operating Expenses, Base Oil, and Total Production AND Capital Expenditures	Value delivered through long-term stock price performance upon vesting
Why?	Attract and retain talent	Motivate executives by linking variable cash compensation to key annual performance goals tied to business performance	Rewards sustainable performance that delivers long-term value to stockholders, drives ownership mentality and aligns the interests of executives with those of stockholders	Promotes retention of key talent, drives ownership mentality and reinforces the link between the interests of executives and those of stockholders
For More Detail	page 23	page 23	page 26

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2025 Executive Compensation
BASE SALARY
The purpose of base salary is to provide a fixed level of cash compensation for performing day-to-day responsibilities. The objective of the base salary component of our compensation program is to provide a competitive, fixed rate of cash compensation to attract and retain talent. Base salaries are reviewed annually as part of our performance review process as well as upon a promotion or other material change in job responsibility. Merit-based increases to salaries of senior management, including our NEOs besides the CEO, are based on the Compensation Committee’s evaluation of the individual’s performance in consultation with our CEO. The Compensation Committee evaluates our CEO’s performance and approves and recommends any merit-based increases to the CEO’s base salary to independent members of the Board for their approval.
In reviewing base salaries of our NEOs, the Compensation Committee considers, among other things, the scope of, and any changes to, the NEO’s individual responsibility, analysis of the NEO’s compensation (both individually and relative to other NEOs of the Company), recommendations from the NEO’s supervisor (except in the case of the CEO), the NEO’s individual performance, business performance, market conditions, and total general and administrative expenses.
Base salaries for 2025 for our continuing NEOs were:

Executive	Title	2025 Base Salary(a)	2024 Base Salary(a)
Grayson Pranin	President, Chief Executive Officer	$400,000	$367,500
Jonathan Frates	Executive Vice President, Chief Financial Officer	$335,000	$335,000
Dean Parrish	Executive Vice President, Chief Operating Officer	$315,000	$295,800
Brandon Brown	Senior Vice President, Chief Accounting Officer	$280,000	$270,000

(a)	The base salaries provided above reflect year-end base salaries and not the actual amount paid in the year shown.
SHORT-TERM INCENTIVES
Annual Incentive Program
The purpose of the 2025 annual incentive program was to motivate executives by linking variable cash compensation to key annual performance goals tied to business performance. Pursuant to such 2025 annual incentive program, payouts to the NEOs were determined based on a weighted scorecard comprised of seven performance metrics tied to business strategy and an individual performance rating, which was further subject to the discretion of the Compensation Committee. Each executive’s payout was determined by multiplying the executive’s base salary by the executive’s target award opportunity for the year under the program (expressed as a percentage of base salary), and then multiplied by the weighted score, expressed as a percentage, based on the Company’s total scorecard performance, and adjusted based on the executive’s individual performance rating, also a percentage. In no event will the award be adjusted above the maximum award payable to the executive based on the weighted score resulting from the Company’s total scorecard performance.

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Each Company financial performance metric is weighted, with the performance thresholds and payout ranges shown in the table below. Each of the seven performance metrics can be achieved at Threshold (50%), Target (100%) or Maximum (150%) or a value determined using linear interpolation if performance falls between Threshold and Target or Target and Maximum. For each performance metric, if achievement is less than the threshold level, the financial performance factor for that metric will be zero. No financial performance factor for any performance metric can exceed the maximum percentage shown below. The seven performance metrics for 2025 were weighted as follows:

Metric(1)	Description & Purpose	Weighting	Threshold (50%)	Target (100%)	Maximum (150%)
Health, Safety & Environmental Goals	• Based on number of safe days worked, total recordable incidents, moving vehicle incidents and spill volumes • Metric intended to reflect that health, safety and achievement of environmental goals is a priority of the Company and its culture	10%	2 of 4 Metrics	4 of 4 Metrics	Plus “Stretch” on 2 Metrics
Total CAPEX	• Based on net capital used for Drilling and Completion activities for the Board approved drilling program of the Company • Metric intended to increase the Company’s revenue and sustainability	15%	$85.0 million	$75.5 million	$66.0 million
Return on CAPEX	• Capitally-weighted returns for Production Optimization, Drilling and Completion projects using actual capital costs and well performance results • Metric intended to optimize returns on the Company’s capital programs	10%	25%	35%	50%
Base Oil Production	• Oil production for 2025 activity assuming Total CAPEX within the range of the Company’s 2025 guidance • Metric intended to diversify the Company’s revenue stream to include higher oil mix	10%	1.00 MMBbls	1.20 MMBbls	1.40 MMBbls
Total Base Production within CAPEX	• Based on hydrocarbon production on a million barrels of oil equivalent basis (“MMBoe”) assuming no ethane rejection and non-Drilling and Completion capital expenditures are within the range established for capital expenditures for the fiscal year • Metric intended to increase the Company’s revenue	15%	5.9 MMBoe	6.5 MMBoe	7.1 MMBoe
Lease Operating Expense	• Based on operating expense incurred, including workover expense, to manage the Company’s asset base • Metric intended to minimize costs in order to maximize the Company’s cash flows from operations	25%	$50.0 million	$46.0 million	$42.0 million
Adjusted General and Administrative Expenses	• Based on administrative expense necessary to support corporate responsibilities and strategy • Metric intended to incentivize administrative cost reduction measures in order to maximize the Company’s EBITDA and cash flows from operations	15%	$12.0 million	$11.0 million	$10.0 million

(1)
These financial measures are non-GAAP financial measures and are also defined in EX99.1 of our earnings release. Adjusted General and Administrative Expense is equal to the Company’s General and Administrative Expense less stock-based compensation. Please see our Annual Report for a discussion of how Lease Operating Expense, Total Production and CAPEX are calculated. Health, Safety & Environmental Goals is not a financial measure. Return on Capex is an internal metric.

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The Company’s 2025 performance in relation to the 2025 annual incentive program’s targets resulted in the following performance against such metrics:

Metric	Weighting	Result	Weighted Average Performance Factor(1)	Weighted Score(1)
Health, Safety & Environmental Goals	10%	4 of 4, Plus 2	150%	15%
Total CAPEX	15%	$76.2 million	96%	14%
Return on CAPEX	10%	>63%	150%	15%
Base Oil Production	10%	1.21 MMBbls	104%	10%
Total Base Production	15%	6.8 MMBoe	121%	18%
Lease Operating Expense	25%	$40.4 million	150%	38%
Adjusted General and Administrative Expenses	15%	$10.2 million	140%	21%
		TOTAL:		131%
(1)	Lease Operating Expense was adjusted to exclude benefit of non-cash prior to period adjustments during the 2025 fiscal year.
Annual Target Opportunity as a Percentage of Base Salary
Based on each named executive’s target opportunity for 2025, the Company’s performance relative to the metrics outlined above and resulting performance factor weighting score, and the application of each NEO’s individual performance rating for 2025, the final amounts paid to our NEOs pursuant to the 2025 annual incentive program were as stated below:

Executive	Title	2025 Annual Target Opportunity as a percentage of Base Salary	Final Amounts Paid
Grayson Pranin	President, Chief Executive Officer	55%	$287,760
Jonathan Frates	Executive Vice President, Chief Financial Officer	50%	$219,090
Dean Parrish	Executive Vice President, Chief Operating Officer	45%	$185,693
Brandon Brown	Senior Vice President, Chief Accounting Officer	43%	$155,890

LONG-TERM INCENTIVES
Long-Term Incentive Program (“LTIP”)
The purpose of long-term incentives is to align executives’ compensation with the interests of stockholders, encourage retention by employing stock consideration that vests over three years, and reward long-term operational and financial performance.
2025 LTIP DESIGN
2025 LTIP Target Opportunities
Each of our NEOs has a target LTIP opportunity expressed as a percentage of the NEO’s annual base salary. The target opportunity is split amongst two LTIP components: two-thirds time-vested restricted stock units (“RSUs”) and one-third performance share units (“PSUs”).
2025 LTIP Components
•
RSUs: RSUs represent two-thirds of the 2025 target LTIP value and are intended to retain key employees and align our NEOs’ compensation with stockholders’ interests through long-term stock ownership. The RSUs generally vest in three equal annual installments, generally subject to each NEO’s continued service through each such vesting date.

•
PSUs: PSUs represent one-third of the 2025 target LTIP value and are intended to motivate participants, including our NEOs, to deliver strong performance on an annual basis. Performance metrics applicable to the PSUs are established for the performance period, which is a one-year period that is a calendar year. The PSUs generally vest at the end of the one-year performance period, generally subject to each NEO’s continued service through the end of the performance period, assuming the applicable performance metrics are achieved. If the performance goals are not achieved, the PSUs are forfeited.

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2025 LTIP PERFORMANCE METRICS
The PSUs granted in 2025 are earned based on the Company (i) meeting three of four annual target ranges and (ii) not failing to achieve the lowest level of any annual target range by more than 30% as set forth in the below table. If either of these objectives is not met, the PSUs relating to the applicable performance period are cancelled and forfeited. Annual target ranges for 2025, and actual performance results relative to those metrics for 2025, are set forth in the below table.

Metric(1)	Annual Target Ranges	Result
Adjusted General and Administrative Expense	$10.0 Million - $12.0 Million	$10.2 Million
Lease Operating Expense(2)	$42.0 Million - $50.0 Million	$40.4 Million
Base Oil Production	1.00 - 1.40 MMBbls	1.21 MMBbls
Total Production AND Capital Expenditures (CAPEX)(3)	5.90 - 7.10 MMBoe and $66.0 Million - $85.0 Million	6.80 MMBoe and $76.2 Million
(1)
These financial measures are non-GAAP financial measures. Adjusted General and Administrative Expense is equal to the Company’s General and Administrative Expense less stock-based compensation. Please see our Annual Report for a discussion of how Lease Operating Expense and Total Production and CAPEX are calculated.

(2)	Lease Operating Expense was adjusted to exclude the benefit of non-cash prior period adjustments during the 2025 fiscal year.
(3)	Capital Expenditures includes approximately $7.2 million of leasehold acquisitions in 2025.
Such metrics were selected for the 2025 LTIP in order to reinforce pay for performance and are the most significant factors to the Company’s achievement of its financial and operational goals.
2025 LTIP RESULTS
Based on the Company’s achievement of all four annual target ranges and each NEO’s annual target opportunity under the LTIP, the PSUs which were granted to the NEOs on March 12, 2025, were deemed earned and fully vested on March 12, 2026, in the following amounts:

Executive	Title	2025 Annual Target Opportunity as a percentage of Base Salary under the LTIP (%)	PSUs Granted and Earned (#)
Grayson Pranin	President, Chief Executive Officer	65%	7,915
Jonathan Frates	Executive Vice President, Chief Financial Officer	60%	6,119
Dean Parrish	Executive Vice President, Chief Operating Officer	50%	4,795
Brandon Brown	Senior Vice President, Chief Accounting Officer	45%	3,836

One-Time Equity Award
The Company made a one-time grant of 20,000 RSUs to Mr. Frates on March 6, 2025. These RSUs, which were granted under the Omnibus Incentive Plan, vest on the third anniversary of the grant date, generally subject to Mr. Frates’ continued service through the vesting date. This long-term equity grant was intended to further align Mr. Frates’ compensation with the interests of stockholders and encourage retention of a key employee.
EMPLOYMENT ARRANGEMENTS
The Company does not maintain formal employment agreements with any of the NEOs.
While the Company has not entered into formal letter agreements with Messrs. Pranin, Brown, Parrish, or Frates, the terms and conditions of their employment generally provide that they are entitled to an annual base salary (as described above in “2025 Executive Compensation – Base Salary”), which could be increased or decreased at the discretion of the Board, and are eligible to participate in the same benefit programs, as may be in effect from time to time, available to other senior management employees of the Company generally.
Our NEOs have entered into award agreements describing their long-term incentives as described above under “2025 Executive Compensation – Long-Term Incentives – Long-Term Incentive Program”. Pursuant to the terms of the LTIP, in order to receive payments related to their long-term incentives, participants, including NEOs, must have returned their executed copies of the Company’s confidentiality agreement, among others, and acknowledged their understanding of the Company’s policies consistent with the Company’s practices and procedures. In order to be eligible to participate in the annual incentive program as described above under “2025 Executive Compensation – Short Term Incentives”, employees, including the NEOs, must return executed acknowledgments evidencing their understanding of the code of conduct, conflict of interest, and clawback policies to the Company.

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SEVERANCE
The Company maintains the SandRidge Energy, Inc. Severance Pay Plan (the “Severance Plan”), effective January 1, 2021, for the benefit of certain eligible employees, including Messrs. Pranin, Brown, Parrish, and Frates. The purpose of the Severance Plan is to help retain qualified employees, maintain a stable work environment, and provide economic security by providing benefits to eligible employees, including the NEOs, in the event of an involuntary termination without cause, as further described in the Severance Plan and below in “Potential Payments upon Termination and Change in Control”.
In addition to the Severance Plan, NEOs may also be eligible for certain payments under the 2025 annual incentive program, LTIP, Omnibus Incentive Plan and certain equity award agreements, in the event of certain qualifying terminations, in each case, in the Compensation Committee’s sole and absolute discretion.
Each NEO’s respective severance benefits are described in greater detail and quantified in the “Potential Payments Upon Termination or Change in Control” section below.
OTHER COMPENSATION MATTERS
Employee Benefits
Our NEOs are eligible to participate in medical, dental, vision, disability and life insurance to meet their health and welfare needs. These benefits are designed to help the Company maintain a competitive position in terms of attracting and retaining executive officers and other employees. This is a fixed component of compensation and the benefits are provided on a nondiscriminatory basis to all of our eligible employees.
We maintain a 401(k) retirement plan for the benefit of all of our NEOs and employees on a non-discriminatory basis. Under the Omnibus Incentive Plan, eligible employees may elect to defer a portion of their earnings up to the annual maximum allowed by regulations promulgated by the Internal Revenue Service. The aggregate matching contribution available to our 401(k) retirement plan participants equals 100% of the first 10% of deferred base salary (exclusive of incentive compensation). Matching contributions to the 401(k) retirement plan vest at the rate of 25% per year over the first four years of employment. Upon attainment of age 60, plan participants will be eligible for immediate vesting of unvested Company matching contributions, and future matching contributions will be made without restriction.
Limited Perquisites and Other Personal Benefits
We believe that the total mix of compensation and benefits provided to our NEOs is competitive and, generally, perquisites should not play a large role in our executive officers’ total compensation. As a result, the perquisites and other personal benefits we provide to our NEOs are generally limited.
Process for Determining 2025 Executive Compensation
In relation to 2025 executive compensation, independent members of the Company’s Board and the Compensation Committee sought input from the CEO (other than for himself) and other members of management (other than for themselves personally). The Compensation Committee’s duties in administering the executive compensation programs include the following:
•
Reviewing, modifying (if necessary), approving (with the consent of the Board Chair), and recommending for Board approval, the compensation program and corporate goals relevant to compensation of the CEO.

•	Reviewing, modifying (if necessary) and approving (with the consent of the Board Chair), the compensation program and corporate goals relevant to compensation of other members of senior management.
•
Evaluating the performance of the CEO and, in consultation with the CEO, the Company’s other executive officers and other members of the Company’s senior management in light of those goals and objectives.

•
Approving and recommending to the independent members of the Board for their approval the compensation paid to the CEO and approving the compensation paid to the other executive officers and other members of senior management.

As described above under “Advisory Vote on Name Executive Officer Compensation and Use of Stockholder Feedback”, the Company, the Compensation Committee and the Board value stockholders’ input and consider such input in establishing the type and level of compensation for our executives and for setting performance metrics and targets.
COMPENSATION SETTING APPROACH
Our CEO (other than for himself), other members of management (other than for themselves personally), and the Company’s human resources function assist the Compensation Committee in connection with the Compensation Committee’s role in establishing compensation levels and performance targets. Our CEO is responsible for reviewing the compensation and performance of executive officers (other than himself) and making recommendations to the Compensation Committee for adjustments to the annual total compensation of his direct reports. Notwithstanding the foregoing, all final compensation determinations are made by the Compensation Committee and/or the Board. The Company’s management and human resources function provide support in the preparation of materials and execution of the Compensation Committee’s responsibilities.

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Other Executive Compensation Matters
CLAWBACK POLICY
Effective October 2, 2023, the Company adopted a clawback policy with respect to incentive-based compensation received by executive officers on or after October 2, 2023, intended to meet the requirements of Section 954 of the Dodd-Frank Act, the final rules issued by the SEC on October 26, 2022, and NYSE listing requirements. The policy provides that following an accounting restatement, the Compensation Committee must assess whether any incentive amounts paid to current and former executive officers exceeded what should have been paid based on the revised financials, and thus should be subject to recovery. The policy has a three-year look-back period and applies to both current and former executives, regardless of such executive’s fault, misconduct, or involvement in causing the restatement. In addition, the Company maintains an existing clawback policy that will continue to cover compensation earned or received before October 2, 2023. Furthermore, the annual incentive program, LTIP, Omnibus Incentive Plan and applicable equity grant agreements each include clawback provisions that generally provide for (i) clawback subject to any Company recoupment policy or other agreement or arrangement with the participant as well as under any right or obligation the Company may have under Section 10D of the Exchange Act and any applicable rules and regulations promulgated thereunder by the SEC, or (ii) the cancellation, forfeiture, rescission or requirement to return any outstanding award (or portion thereof) if the Compensation Committee determines at any time that the participant engaged in misconduct or discovers facts that, if known earlier, would have constituted grounds for termination of employment for “cause” (as defined in the applicable agreement), as applicable.
STOCK OWNERSHIP GUIDELINES
The Company maintains stock ownership guidelines for executive officers and non-employee directors of the Company. The policy generally requires executives and non-employee directors to own stock in the Company equal to the following guidelines:
PERCENTAGE OF BASE SALARY OR ANNUAL CASH RETAINER REQUIRED

Our executive officers and non-employee directors have five years from the date of their appointment, promotion, or election to a role that is subject to the stock ownership guidelines to comply with the guidelines. Until our executive officers comply with these guidelines, the applicable officer is required to hold a specified percentage of net shares issued (after tax and/or exercise) (50% in the case of our CEO and 60% in the case of our other officers and non-employee directors). As of the date hereof, Mr. Pranin and all of the members of the Board meet these requirements. The above holding requirements will continue to apply to Messrs. Brown, Parrish, and Frates during periods in which the guidelines are not met.
ANTI-HEDGING AND ANTI-PLEDGING POLICIES
The Company maintains a policy that prohibits executives and non-employee directors from entering into agreements in which Company shares are pledged as security for a loan. It also prohibits executives and other employees and non-employee directors from engaging in hedging transactions involving Company stock.
INSIDER TRADING POLICIES AND PROCEDURES
The Company has an Insider Trading Policy governing the purchase, sale and other dispositions of our securities by directors, officers and employees that is reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards. A copy of the Insider Trading Policy is publicly available on our website.
MATERIAL NON-PUBLIC INFORMATION POLICIES
The Company has not granted stock options since 2021 and does not currently grant stock options or similar awards under its equity compensation programs. It is the policy of the Company to comply with all applicable securities laws and regulations, to prohibit the unauthorized disclosure of any material non-public information about the Company and to prohibit the use of non-public information in transactions involving Company securities, derivative securities relating to the Company’s securities, and securities that are specifically tied to the performance or value of the Company’s assets. The Compensation Committee does not take material nonpublic information into account when determining the timing and terms of equity awards and has not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. The Company’s Insider Trading Policy includes policies governing the disclosure or use of material non-public information. A copy of the Insider Trading Policy is publicly available on our website.

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RISK ASSESSMENT
Our compensation program for executives is not designed to encourage excessive risk taking. In that regard, payouts under the annual incentive program are capped at 150% of target, while the PSU component under the LTIP is 100% of target, or is otherwise forfeited if performance goals are not achieved. In addition, the RSU component under the LTIP includes extended vesting periods.
TAX TREATMENT OF EXECUTIVE COMPENSATION DECISIONS
Section 162(m) of the Internal Revenue Code (the “Code”) generally imposes a $1 million limit on the amount of compensation paid to certain executive officers that a public corporation may deduct for federal income tax purposes in any year. Previously, the Code provided an exception to the Section 162(m) deduction limitation for compensation qualifying as “performance-based compensation” within the meaning of the Code and the applicable Treasury Regulations. The Tax Cuts and Jobs Act, enacted in late 2017, repealed the performance-based compensation exception to the Section 162(m) deduction limitation for tax years beginning after December 31, 2017, with certain exceptions. The Compensation Committee believes tax deductibility of compensation is an important consideration and continues to consider the implications of legislative changes to Section 162(m) of the Code. However, the Compensation Committee also believes that it is important to retain flexibility in designing compensation programs, and as a result, has not adopted a policy that any particular amount of compensation must be deductible to the Company under Section 162(m) of the Code.
COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed the disclosure set forth above under the heading “Compensation Discussion and Analysis” with management. Based on this review and discussion, the Compensation Committee has recommended to the Board that such disclosures be included in this Proxy Statement.
By the members of the Compensation Committee of the Board:
Randolph C. Read, Chairman
Jaffrey Firestone
Vincent Intrieri

29

Executive Compensation Tables
Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus(d)	Stock Awards(e)	Options Awards(f)	Non-equity Incentive Plan Compensation(g)	All Other Compensation(h)	Total
Grayson Pranin President, Chief Executive Officer	2025	$393,750	$—	$275,442	$—	$287,760	$34,603	$991,555
	2024	$359,289	$40,000	$192,496	$—	$245,091	$27,990	$864,866
	2023	$343,269	$—	$162,500	$261,260	$186,365	$46,067	$999,461
Jonathan Frates(a) Executive Vice President, Chief Financial Officer	2025	$335,000	$—	$431,930	$—	$219,090	$41,264	$1,027,284
	2024	$64,423	$—	$—	$—	$52,352	$773	$117,548
Dean Parrish(b) Executive Vice President, Chief Operating Officer	2025	$311,308	$—	$166,854		$185,693	$30,225	$694,080
	2024	$293,592	$126,018	$492,885	$—	$163,845	$32,924	$1,109,264
Brandon Brown(c) Senior Vice President, Chief Accounting Officer	2025	$278,077	$—	$133,481	$—	$155,890	$29,473	$596,921
	2024	$267,692	$86,000	$156,884	$—	$133,920	$27,280	$671,776
	2023	$206,323	$—	$421,359	$—	$78,608	$27,474	$733,764

(a)
Mr. Frates joined the Company as Executive Vice President and Chief Financial Officer effective October 21, 2024. Because Mr. Frates was not an NEO prior to 2024, only his 2024 and 2025 compensation information is reported in this table.

(b)	Because Mr. Parrish was not an NEO prior to 2024, only his 2024 and 2025 compensation information is reported in this table.
(c)
Mr. Brown was appointed to Senior Vice President and Chief Accounting Officer effective October 21, 2024. Previously, Mr. Brown served as Senior Vice President and Chief Financial Officer. Prior to that role, he held the roles of Vice President of Accounting since March 2023 and Corporate Controller from June 2020 to March 2023.

(d)
This column represents one-time performance-based discretionary incentives and retention bonuses awarded in 2024. Please see the Compensation Discussion and Analysis in our 2025 Notice of Annual Meeting of Stockholders and Proxy Statement for further details.

(e)
The stock awards shown in this column reflect the aggregate grant date fair value of restricted stock units, which vest over three years, and performance share units, which vest upon achievement of applicable performance conditions, calculated in accordance with FASB ASC Topic 718, Compensation-Stock Compensation. These amounts do not necessarily correspond to the actual value that will be realized by our NEOs. The assumptions used by the Company in calculating the amounts related to restricted stock units and performance share units are incorporated by reference to Note 15 of the consolidated financial statements included in the Annual Report. See “Long-Term Incentives” on page 25 for additional details.

(f)
Amounts reported in this column for 2023 represent the aggregate incremental fair value increase based on the extension of the expiration date of Mr. Pranin’s options originally granted February 4, 2020, and determined as of June 22, 2023, the date the expiration date of such options was extended, in accordance with FASB ASC Topic 718 Compensation-Stock Compensation. The expiration date of Mr. Pranin’s options was extended by 30 days pursuant to the February 4, 2020, award agreement due to the original expiration date falling within a period of trading restrictions. The change in value (the difference in spread multiplied by the number of shares underlying each option) between the original expiration date and the exercise date is $2,000. This amount does not necessarily correspond to the actual value that will be realized by Mr. Pranin, and the assumptions used by the Company in calculating the amount related to such option award are incorporated by reference to Note 15 of the consolidated financial statements included in the Annual Report. The Company did not grant any stock options in 2023, 2024 or 2025.

(g)
Amounts disclosed in the Non-Equity Incentive Plan Compensation column represent amounts earned in the reported year under the Company’s annual cash incentive program. See “Short-Term Incentives” on page 23 for additional information about the Company’s short-term incentives.

(h)	All 2025 Other Compensation provided to our NEOs includes:

Name and Principal Position	Life Insurance Premiums	Company Matching Contributions to 401(k) Plan	Dividend Equivalents(1)	Service Award Earnings	Total
Grayson Pranin President, Chief Executive Officer	$180	$23,500	$10,923	—	$34,603
Jonathan Frates Executive Vice President, Chief Financial Officer	$120	$23,500	$17,644	—	$41,264
Dean Parrish Executive Vice President, Chief Operating Officer	$108	$23,500	$6,617	—	$30,225
Brandon Brown Senior Vice President, Chief Accounting Officer	$180	$23,500	$5,293	$500	$29,473

(1)
Amounts reported in this column represent dividend equivalents that accrued with respect to restricted stock units and performance share units granted in 2025 at the same time as dividends were paid on the Company’s common stock. The dollar amount of these dividend equivalents is not paid unless and until the underlying equity awards vest and are paid.

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Grants of Plan-Based Awards
The following table sets forth information about each grant of an award made to our 2025 NEOs during 2025:

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards ($)(a)			Estimated Possible Payouts Equity Plan Awards (#)
Name	Type of Award	Grant Date	Threshold	Target	Maximum	Target(b)	All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value and Option Awards(c)
Grayson Pranin	AIP	—	$110,000	$220,000	$330,000	—	—	—
	RSU(d)	3/12/2025	—	—	—	—	15,830	$183,628
	PSU	3/12/2025	—	—	—	7,915	—	$91,814
Jonathan Frates	AIP(e)	—	$83,750	$167,500	$251,250	—	—	—
	RSU(d)	3/6/2025	—	—	—	—	20,000	$219,000
	RSU(d)	3/12/2025	—	—	—	—	12,237	$141,949
	PSU	3/12/2025	—	—	—	6,119	—	$70,980
Dean Parrish	AIP	—	$70,875	$141,750	$212,625	—	—	—
	RSU(d)	3/12/2025	—	—	—	—	9,589	$111,232
	PSU	3/12/2025	—	—	—	4,795	—	$55,622
Brandon Brown	AIP	—	$59,500	$119,000	$178,500	—	—	—
	RSU(d)	3/12/2025	—	—	—	—	7,671	$88,984
	PSU	3/12/2025	—	—	—	3,836	—	$44,498

(a)
These amounts represent cash awards under the 2025 annual incentive program. These amounts assume performance of each metric under the 2025 annual incentive program is achieved at 50% each (Threshold), 100% each (Target) and 150% each (Maximum). See “Short-Term Incentives” on page 23 for more information. No minimum is guaranteed in the event that thresholds are not achieved.

(b)
This column reflects performance share units granted under the 2025 LTIP. The 2025 LTIP provides for only a single payout level and no minimum is guaranteed in the event that thresholds are not achieved.

(c)	Please see Note 15 of the consolidated financial statements included in the Annual Report for the assumptions made in determining values.
(d)
The restricted stock unit awards represent time-based awards granted under the 2025 LTIP which vest in approximately equal installments on each of the first three anniversaries of the applicable grant dates, generally subject to the NEO’s continued service through each such vesting date. In certain cases, RSUs may cliff vest on the third anniversary of the grant date.

(e)	Mr. Frates’ Non-Equity Incentive Plan Awards are calculated based on an effective date of October 1, 2024.

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Outstanding Equity Awards at Fiscal Year-End
The following table reflects all outstanding equity awards held by each of our NEOs as of December 31, 2025:

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable(a)	Number of Securities Underlying Unexercised Options (#) Unexercisable(a)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(b)	Market Value of Shares or Units of Stock That Have Not Vested ($)(c)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(d)	Equity Incentive Plan Awards: Market or Unearned Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(c)
Grayson Pranin	8/27/2021	200,000	50,000	9.58	8/27/2031	—	—	—	—
	4/05/2023	—	—	—	—	2,358	34,026	—	—
	5/17/2024	—	—	—	—	6,276	90,563	—	—
	3/12/2025	—	—	—	—	—	—	7,915	114,213
	3/12/2025	—	—	—	—	15,830	228,427	—	—
Jonathan Frates	3/6/2025	—	—	—	—	20,000	288,600	—	—
	3/12/2025	—	—	—	—	—	—	6,119	88,297
	3/12/2025	—	—	—	—	12,237	176,580	—	—
Dean Parrish	4/05/2023	—	—	—	—	1,567	22,612	—	—
	5/17/2024	—	—	—	—	3,782	54,574	—	—
	6/18/2024	—	—	—	—	25,000	360,750	—	—
	9/22/2024	—	—	—	—	2,000	28,860	—	—
	3/12/2025	—	—	—	—	—	—	4,795	69,192
	3/12/2025	—	—	—	—	9,589	138,369	—	—
Brandon Brown	4/05/2023	—	—	—	—	672	9,697	—	—
	11/14/2023	—	—	—	—	8,333	120,245	—	—
	5/17/2024	—	—	—	—	3,522	50,822	—	—
	9/22/2024	—	—	—	—	2,000	28,860	—	—
	3/12/2025	—	—	—	—	—	—	3,836	55,353
	3/12/2025	—	—	—	—	7,671	110,693	—	—

(a)
The option awards granted to Mr. Pranin on August 27, 2021 vest and become exercisable in equal installments on each of the first five anniversaries of the applicable grant date, subject to continued service with the Company through each such vesting date, and the regular term of each option expires on the tenth anniversary of the applicable grant date.

(b)
The amounts reported in this column represent the outstanding awards of restricted stock units granted under the Omnibus Incentive Plan to Messrs. Pranin, Frates, Parrish, and Brown, respectively. The awards generally vest in equal installments on each of the first, second and third anniversaries of the grant date (except that, with respect to Messrs. Frates and Parrish, the RSUs cliff vest on the third anniversary of the grant date), and are generally subject to the NEO’s continued service through each such vesting date.

(c)	Valuations are based on $14.43 per share, which was the last trading price for a share of the Company’s common stock on the NYSE on December 31, 2025.
(d)
The amounts reported in this column represent performance share units granted to Messrs. Pranin, Frates, Parrish and Brown on March 12, 2025, with a one-year performance period commencing on January 1, 2025 and ending on December 31, 2025. These awards fully vested following the Compensation Committee’s review and approval after the end of the performance period based on achievement of the long-term performance goals (described under “Long-Term Incentive Program” on page 25).

Option Exercises and Stock Vested
The following table sets forth the equity awards that vested for each of our NEOs during 2025.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Grayson Pranin	12,879	$140,030
Brandon Brown	16,148	$206,923
Dean Parrish	9,876	$108,494

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Pension Benefits
We do not maintain any defined benefit pension plans.
Nonqualified Deferred Compensation
We do not maintain any nonqualified deferred compensation arrangements.
Potential Payments Upon Termination or Change in Control
As discussed under “Compensation Discussion and Analysis – Severance” above, NEOs may be entitled to certain amounts upon termination of employment under the Severance Plan. The table below and narrative discussion thereunder show estimates of the compensation payable to each of our NEOs under the Severance Plan upon their termination of employment with the Company based on the applicable termination trigger under the Severance Plan. All amounts are calculated as if the NEO had terminated employment effective December 31, 2025. The actual amounts due to any one of the NEOs upon termination of employment can only be determined based on the particular circumstances at the time of the termination. There can be no assurance that a termination would produce the same or similar results as those described below if it occurs on any other date, or if any assumption is not, in fact, correct.

Named Executive Officer and Triggering Event	Cash Severance	Total Termination Benefits
Grayson Pranin
• Involuntary Termination without Cause	$200,000	$200,000
Jonathan Frates
• Involuntary Termination without Cause	$38,654	$38,654
Dean Parrish
• Involuntary Termination without Cause	$145,385	$145,385
Brandon Brown
• Involuntary Termination without Cause	$53,846	$53,846

Narrative to Potential Payments upon Termination or Change in Control
Pursuant to the Severance Plan, eligible employees, including NEOs, are entitled to receive severance in the form of salary continuation if they are involuntarily terminated without Cause (as defined in the Severance Plan). The Severance Plan does not provide for treatment of equity awards. Employees, including NEOs, are not entitled to severance, or continuing severance payments, if their employment terminates due to retirement, resignation, failure to report for work, death, disability, temporary layoff or if terminated for Cause.
Under the Severance Plan, a NEO’s severance payments are calculated based on the NEO’s weekly base salary amount, before any reductions for employee benefits contributions, multiplied by the number of weeks provided for under the Severance Plan based on the NEO’s tenure with the Company. For NEOs, such payment period would range from 6 weeks, if the NEO has been employed by the Company for 90 consecutive days, up to a maximum of 26 weeks, depending on the number of years of service.
Pursuant to the Severance Plan, Messrs. Brown, Frates, Parrish, and Pranin would be eligible for 10, 6, 24, and 26 weeks of severance, respectively, if involuntarily terminated by the Company without Cause.
In order to be eligible to receive severance, the NEO must remain employed as an eligible employee under the Severance Plan through the date of termination designated in writing by the administrator and fulfill the normal responsibilities of his position without any decline in performance. Receipt of severance payments is subject to the NEO’s execution and non-revocation of a general release of claims.
Executives, including the NEOs, are generally not eligible for payment or continued or accelerated vesting of equity awards under the 2025 annual incentive program, LTIP, Omnibus Incentive Plan and applicable equity award agreements, in the event of a termination for any reason, including in the event of a change in control, unless otherwise determined by the Compensation Committee or the Board, as applicable, in its sole discretion.

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Pay Ratio
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2012, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of the Company’s employees and the annualized total compensation of Grayson Pranin, our CEO, for 2025:

Median employee total annual compensation	$103,361
Total compensation of our CEO	$991,555
Ratio of CEO to median employee compensation	9.6 to 1

This pay ratio is a reasonable estimate calculated in good faith, in a manner consistent with Item 402(u) of Regulation S-K, based on our payroll and employment records and the methodology described below. To identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of our median employee and our CEO, we took the following steps:
•
We determined that, as of December 31, 2025, our employee population consisted of 101 individuals (excluding our CEO), with all of these individuals located in the United States. This population consisted of our full-time employees, as we do not have part-time, temporary or seasonal workers. We selected December 31, 2025, as our identification date for determining our median employee. We used a consistently applied compensation measure to identify our median employee by comparing the amount of total salary (which for non-exempt employees included overtime pay).

•
We identified our median employee by consistently applying this compensation measure to all of our employees included in our analysis. We did not make any cost-of-living adjustments in identifying the median employee. After we identified our median employee, we combined all of the elements of such employee’s compensation for the 2025 year in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of $103,361. With respect to the annual total compensation of our CEO, we used the amount reported in the “Total” column of our 2025 Summary Compensation

Table included in this proxy statement.

34

PAY VERSUS PERFORMANCE
In August 2022, the SEC released the final version of its pay versus performance disclosure rules as mandated under the Dodd-Frank Wall Street Reform and Consumer Protection Act, and other official guidance issued thereunder, which became effective starting with the fiscal year ended December 31, 2022. The final rules were codified under Item 402(v) of Regulation S-K (along with other official guidance issued, “PvP disclosure rules”) and require the Company to provide the following tabular and narrative disclosures.
Pay Versus Performance
In accordance with the PvP disclosure rules, the below sets forth the following for the previous five years: (i) the total compensation set forth in the Summary Compensation Table (“SCT”) for the individuals serving as CEO (i.e., PEO) and the Company’s non-PEO NEOs; (ii) the total “Compensation Actually Paid” (as determined in accordance with the PvP disclosure rules) for the CEO and non-PEO NEOs; (iii) the Company’s cumulative Total Stockholder Return (“TSR”) and cumulative TSR for the Company’s selected peer group; (iv) Net Income; and (v) Total Production.

Year (a)(1)	SCT Total for PEO (Pranin) (b)	Compensation Actually Paid to PEO (Pranin) (c)(2)	SCT Total for PEO (Geisler) (b)	Compensation Actually Paid to PEO (Geisler) (c)(2)	Average SCT Total for Non-PEO Named Executive Officers (d)	Average Compensation Actually Paid to Non-PEO Named Executive Officers (e)(2)	Value of Initial Fixed $100 Investment Based on: Total Stockholder Return (f)	Value of Initial Fixed $100 Investment Based on: Peer Group Total Stockholder Return (g)(3)	Net Income (h) (thousands)	Total Production (i) (thousands) (Mboe/d)
2025	$991,555	$1,072,776	$—	$—	$772,762	$883,761	$614	$276	$70,203	18.5
2024	$864,866	$418,713	$—	$—	$632,863	$589,081	$511	$274	$62,986	16.5
2023	$999,461	$(43,931)	$—	$—	$578,080	$343,546	$512	$287	$60,857	16.9
2022	$720,406	$3,825,191	$—	$—	$686,934	$1,835,875	$549	$288	$242,168	17.7
2021	$3,038,138	$3,880,808	$234,945	$(1,558,386)	$621,496	$2,155,812	$337	$185	$116,738	18.6

(1)
Mr. Grayson Pranin served as PEO during all covered years and Mr. Carl F. Geisler, Jr. served as PEO during part of 2021. Since Mr. Pranin served as PEO during part of 2021 following Mr. Geisler’s separation from the Company, Mr. Salah Gamoudi was the only Non-PEO NEO for 2021 and 2022. For 2023, the Non-PEO NEOs were Mr. Brandon Brown and Mr. Salah Gamoudi. For 2024 and 2025, the Non-PEO NEOs are Mr. Brandon Brown, Mr. Dean Parrish, and Mr. Jonathan Frates.

(2)
Represents Compensation Actually Paid (“CAP”) for our PEOs and Non-PEO NEOs, as computed in accordance with the PvP disclosure rules. The dollar amounts do not reflect the amounts of compensation ultimately earned or realized by our NEOs during the covered years.

(3)	The selected peer group is the S&P 500 Oil and Gas Exploration & Production Select Industry Index, which is the peer group used by the Company for purposes of Item 201(e) of Regulation S-K.

35

CAP is determined by taking the “Total” column amount from the SCT for each covered fiscal year and adjusting as follows for our PEO and Non-PEO NEOs:

Adjustments to Determine CAP for PEO (Pranin)
Covered Fiscal Year	2025
SCT Total for PEO (Pranin)	$991,555
Pension Adjustments(i)
Subtract “Change in Actuarial Present Value” reported in the SCT for the covered fiscal year	$—
Add pension value attributable to the covered fiscal year’s “service cost”	$—
Add pension value attributable to the entire “prior service cost” of benefits granted (or credit for benefits reduced) in a plan amendment made in the covered fiscal year attributable to prior service periods	$—
Equity Adjustments(ii)
Subtract fair value (as of grant date) reported in the “Stock Awards” and “Option Awards” columns in the SCT for the covered fiscal year	$(275,442)
Add fair value (as of end of year) of equity awards granted during the covered fiscal year that remain unvested as of year end	$342,640
Add fair value (as of vesting date) of equity awards granted during the covered fiscal year that vest during the covered year	$—
Add/Subtract the change in fair value from the prior year-end to the covered fiscal year-end for equity awards granted in prior fiscal years that remain outstanding and unvested at the end of the covered fiscal year	$78,286
Add/Subtract the change in fair value from the prior year-end to vesting date for equity awards granted in prior fiscal years that vested during the covered fiscal year	$(64,263)
Subtract fair value (as of end of prior year) for equity awards granted in prior fiscal years that were forfeited during the covered fiscal year	$—
Add incremental fair value (as of modification date) of equity awards modified during the covered fiscal year	$—
Add dividends or other earnings paid on equity awards during the covered fiscal year prior to vesting date of award that are not otherwise included in the total compensation for the covered fiscal year	$—
TOTAL ADJUSTMENTS	$81,221
CAP	$1,072,776

36

Adjustments to Determine CAP for Non-PEO Named Executive Officer (Frates)
Covered Fiscal Year	2025
SCT Total for Non-PEO NEO (Frates)	$1,027,284
Pension Adjustments(i)
Subtract “Change in Actuarial Present Value” reported in the SCT for the covered fiscal year	$—
Add pension value attributable to the covered fiscal year’s “service cost”	$—
Add pension value attributable to the entire “prior service cost” of benefits granted (or credit for benefits reduced) in a plan amendment made in the covered fiscal year attributable to prior service periods	$—
Equity Adjustments(ii)
Subtract fair value (as of grant date) reported in the “Stock Awards” and “Option Awards” columns in the SCT for the covered fiscal year	$(431,930)
Add fair value (as of end of year) of equity awards granted during the covered fiscal year that remain unvested as of year end	$553,477
Add fair value (as of vesting date) of equity awards granted during the covered fiscal year that vest during the covered year	$—
Add/Subtract the change in fair value from the prior year-end to the covered fiscal year-end for equity awards granted in prior fiscal years that remain outstanding and unvested at the end of the covered fiscal year	$—
Add/Subtract the change in fair value from the prior year-end to vesting date for equity awards granted in prior fiscal years that vested during the covered fiscal year	$—
Subtract fair value (as of end of prior year) for equity awards granted in prior fiscal years that were forfeited during the covered fiscal year	$—
Add incremental fair value (as of modification date) of equity awards modified during the covered fiscal year	$—
Add dividends or other earnings paid on equity awards during the covered fiscal year prior to vesting date of award that are not otherwise included in the total compensation for the covered fiscal year	$—
TOTAL ADJUSTMENTS	$121,547
CAP	$1,148,832

37

Adjustments to Determine CAP for Non-PEO Named Executive Officer (Parrish)
Covered Fiscal Year	2025
SCT Total for Non-PEO NEO (Parrish)	$694,080
Pension Adjustments(i)
Subtract “Change in Actuarial Present Value” reported in the SCT for the covered fiscal year	$—
Add pension value attributable to the covered fiscal year’s “service cost”	$—
Add pension value attributable to the entire “prior service cost” of benefits granted (or credit for benefits reduced) in a plan amendment made in the covered fiscal year attributable to prior service periods	$—
Equity Adjustments(ii)
Subtract fair value (as of grant date) reported in the “Stock Awards” and “Option Awards” columns in the SCT for the covered fiscal year	$(166,854)
Add fair value (as of end of year) of equity awards granted during the covered fiscal year that remain unvested as of year end	$207,561
Add fair value (as of vesting date) of equity awards granted during the covered fiscal year that vest during the covered year	$—
Add/Subtract the change in fair value from the prior year-end to the covered fiscal year-end for equity awards granted in prior fiscal years that remain outstanding and unvested at the end of the covered fiscal year	$87,989
Add/Subtract the change in fair value from the prior year-end to vesting date for equity awards granted in prior fiscal years that vested during the covered fiscal year	$(7,154)
Subtract fair value (as of end of prior year) for equity awards granted in prior fiscal years that were forfeited during the covered fiscal year	$—
Add incremental fair value (as of modification date) of equity awards modified during the covered fiscal year	$—
Add dividends or other earnings paid on equity awards during the covered fiscal year prior to vesting date of award that are not otherwise included in the total compensation for the covered fiscal year	$—
TOTAL ADJUSTMENTS	$121,542
CAP	$815,622

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Adjustments to Determine CAP for Non-PEO Named Executive Officer (Brown)
Covered Fiscal Year	2025
SCT Total for Non-PEO NEO (Brown)	$596,921
Pension Adjustments(i)
Subtract “Change in Actuarial Present Value” reported in the SCT for the covered fiscal year	$—
Add pension value attributable to the covered fiscal year’s “service cost”	$—
Add pension value attributable to the entire “prior service cost” of benefits granted (or credit for benefits reduced) in a plan amendment made in the covered fiscal year attributable to prior service periods	$—
Equity Adjustments(ii)
Subtract fair value (as of grant date) reported in the “Stock Awards” and “Option Awards” columns in the SCT for the covered fiscal year	$(133,481)
Add fair value (as of end of year) of equity awards granted during the covered fiscal year that remain unvested as of year end	$166,046
Add fair value (as of vesting date) of equity awards granted during the covered fiscal year that vest during the covered year	$—
Add/Subtract the change in fair value from the prior year-end to the covered fiscal year-end for equity awards granted in prior fiscal years that remain outstanding and unvested at the end of the covered fiscal year	$39,513
Add/Subtract the change in fair value from the prior year-end to vesting date for equity awards granted in prior fiscal years that vested during the covered fiscal year	$17,830
Subtract fair value (as of end of prior year) for equity awards granted in prior fiscal years that were forfeited during the covered fiscal year	$—
Add incremental fair value (as of modification date) of equity awards modified during the covered fiscal year	$—
Add dividends or other earnings paid on equity awards during the covered fiscal year prior to vesting date of award that are not otherwise included in the total compensation for the covered fiscal year	$—
TOTAL ADJUSTMENTS	$89,908
CAP	$686,829

(i)	We do not sponsor or maintain any defined benefit pension plans and therefore no adjustments were made related to pension value.
(ii)
The fair value or incremental fair value of all incentive equity awards is determined in accordance with FASB ASC Topic 718, Compensation-Stock Compensation, generally using the same assumptions used in determining the grant date fair value of our equity awards reflected in the “Summary Compensation Table;” provided, in order to properly value the option awards using the Black-Scholes model we use for such grant date fair value, we made appropriate adjustments to the grant date assumptions to reflect changes in the historical and implied stock price volatility, expected life (including adjustments for the time that lapsed between grant date and valuation date), dividend yield and risk-free interest rates as of each measurement date. The value of outstanding performance-based awards in the covered fiscal year is based upon the probable outcome of the performance conditions as of the last day of the fiscal year.

All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference into any filing of the Company under the Securities Act or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such information by reference.

39

RELATIONSHIP BETWEEN PAY AND PERFORMANCE
Description of Relationship Between PEO and Other NEO Compensation Actually Paid, Company TSR and Peer Group TSR
The following chart sets forth the relationship between Compensation Actually Paid to our PEO and the average of Compensation Actually Paid to our other NEOs, and the Company’s cumulative TSR over the five most recently completed fiscal years, as well as the relationship between the Company’s cumulative TSR and the Peer Group’s TSR over such period.

$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0
($1,000,000)
($2,000,000)
$700
$600
$500
$400
$300
$200
$100
$0
$3,880,808
$337
$2,155,812
$185
($1,558,386)
$3,825,191
$549
$288
$1,835,875
$512
$287
$343,546
($43,931)
$511
$274
$418,713
$589,081
$614
$276
$1,072,776
$883,761
2021
2022
2023
2024
2025
CAP - PEO (Pranin)
CAP - PEO (Geisler)
CAP - Average Non- PEO NEOs
Sandridge TSR
Peer Group TSR

Description of Relationship Between PEO and Other NEO Compensation Actually Paid and Total Production
The following chart sets forth the relationship between Compensation Actually Paid to our PEO and the average of Compensation Actually Paid to our other NEOs, and Total Production over the five most recently completed fiscal years.

$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0
($1,000,000)
($2,000,000)
20
16
12
8
4
0
18.6
17.7
16.9
16.5
18.5
$3,880,808
$2,155,812
($1,558,386)
$3,825,191
$1,835,875
($43,931)
$343,546
$418,713
$589,081
$1,072,776
$883,761
2021
2022
2023
2024
2025
CAP - PEO (Pranin)
CAP - PEO (Geisler)
CAP - Average Non- PEO NEOs
Total Production (Mboe/d)

40

Description of Relationship Between PEO and Other NEO Compensation Actually Paid and Net Income
In relation to Compensation Actually Paid to our PEO, and the average of Compensation Actually Paid to all other NEOs, Compensation Actually Paid for 2025 is less than the compensation calculated in accordance with the summary compensation table. Net income for full year 2025 was, in thousands, $70,203 and $62,986 for full year 2024. The increase in net income for full year 2025 compared to the full year 2024 was largely due to higher total revenues and income tax benefits, partially offset by increased total expenses, specifically a significant rise in depreciation and depletion—oil and natural gas, as further highlighted and described in our Annual Report.

$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0
($1,000,000)
($2,000,000)
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
$3,880,808
($1,558,386)
$2,155,812
$116,738
$3,825,191
$1,835,875
$242,168
($43,931)
$343,546
$60,857
$418,713
$589,081
$62,986
$1,072,776
$883,761
$70,203
2021
2022
2023
2024
2025
CAP - PEO (Pranin)
CAP - PEO (Geisler)
CAP - Average Non-PEO NEOs
Net Income

41

MOST IMPORTANT FINANCIAL PERFORMANCE MEASURES FOR FISCAL YEAR 2025
The following is an unranked list of the three most important financial performance measures used to link executive Compensation Actually Paid to our NEOs during the fiscal year 2025 with the Company’s performance. Please see the Compensation Discussion and Analysis for a further description of the metrics used in the Company’s executive compensation program. While the Company prioritizes financial metrics such as revenue, net income, EBITDA, cash flow from operations, TSR and other considerations, executive compensation incentives incorporate business fundamentals, which drive these financial measures, and are more directly influenced by each of our named executives.
Total Production*
Lease Operating Expense*
Adjusted General and Administrative Expense*
*
These financial measures are non-GAAP financial measures. Adjusted General and Administrative Expense is equal to the Company’s General and Administrative Expense less stock-based compensation. Please see our Annual Report for a discussion of how Lease Operating Expense and Total Production and CAPEX are calculated.

42

Stock Performance Graph
This performance graph shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. Our stock price performance shown in the graph below is not indicative of our future stock price performance.
The graph set forth below compares the cumulative total return provided to stockholders of our common stock since December 31, 2020 against the return of the S&P 500 Index (the “Index”) and the S&P Oil and Gas Exploration and Production Select Industry Index (the “Industry Index”).
An investment of $100, with reinvestment of all dividends, is assumed to have been made in our common stock, the Index, and the Industry Index on December 31, 2020, and its performance is tracked on an annual basis through December 31, 2025.

$700
$600
$500
$400
$300
$200
$100
$-
$613.87
$549.35
$511.94
$511.29
$337.42
$287.93
$287.38
$274.18
$275.98
$185.49
$191.15
$163.49
$131.99
$128.42
$105.44
12/31/2020
12/31/2021
12/31/2022
12/31/2023
12/31/2024
12/31/2025
SandRidge Energy, Inc.
S&P 500
S&P 500 O&G E&P

	12/31/2020	12/31/2021	12/31/2022	12/31/2023	12/31/2024	12/31/2025
SandRidge Energy, Inc.	$100	$337.42	$549.35	$511.94	$511.29	$613.87
S&P 500	$100	$128.42	$105.44	$131.99	$163.49	$191.15
S&P 500 O&G E&P	$100	$185.49	$287.93	$287.38	$274.18	$275.98

43

Incentive Plan Matters
PROPOSAL 4: EXTENSION OF THE TERM OF THE OMNIBUS INCENTIVE PLAN
We are seeking stockholder approval to amend (the “Incentive Plan Amendment”) the Company’s 2016 Omnibus Incentive Plan (as amended and restated as of August 8, 2018, the “Omnibus Incentive Plan”) solely to extend the expiration date of the Omnibus Incentive Plan until the tenth anniversary of the date of stockholder approval of the Incentive Plan Amendment.
The Board approved the Incentive Plan Amendment in April 2026, subject to stockholder approval at the Annual Meeting. The Board has determined that it is in our best interests and the best interests of our stockholders to approve this proposal.
Our executive officers and directors are eligible to receive equity awards under the Omnibus Incentive Plan and therefore have an interest in this proposal. The remainder of this discussion, when referring to the Omnibus Incentive Plan, refers to the amended and restated Omnibus Incentive Plan as if this proposal is approved by our stockholders, unless otherwise specified or the context otherwise references the Omnibus Incentive Plan prior to amendment and restatement.
The Board unanimously recommends that you vote “FOR” this proposal. See “Questions and Answers about the Annual Meeting - How does the Board recommend I vote on the proposals, and what is the vote required for each proposal?” for more information.
Summary
The following is a summary of the material terms of the Omnibus Incentive Plan, as proposed to be further amended by the Incentive Plan Amendment described in this proposal. This summary does not purport to be a complete description of all the provisions of the Omnibus Incentive Plan and is qualified in its entirety by reference to the full text of the Omnibus Incentive Plan, as amended, which is attached as Annex A.
Purpose. The purpose of the Omnibus Incentive Plan is to enhance the profitability and value of the Company for the benefit of its stockholders by enabling the Company to offer eligible individuals cash and stock-based incentives in order to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company’s stockholders.
Eligibility. All current and prospective eligible employees of the Company or its affiliates, non-employee directors, and consultants are eligible to be granted awards under the Omnibus Incentive Plan, as determined by the Committee in its sole discretion. Incentive Stock Options (“ISOs”) may be granted only to eligible employees of the Company, its subsidiaries and its parent (if any).
Types of Awards. The Omnibus Incentive Plan provides for the grant of the following types of awards: (i) Stock Options, including ISOs and Non-Qualified Stock Options (“NQSOs”); (ii) Restricted Stock; (iii) Performance Awards; (iv) Other Stock-Based Awards; and (v) Other Cash-Based Awards. Awards may be granted alone or in addition to other awards under the Omnibus Incentive Plan, and the Committee has broad discretion to determine the terms and conditions of each award.
Administration. The Omnibus Incentive Plan is administered by a committee of the Board of Directors (the “Committee”). Each member of the Committee must qualify as (a) a “non-employee director” under Rule 16b-3 of the Securities Exchange Act of 1934, (b) an “outside director” under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and (c) an “independent director” under the rules of any applicable national securities exchange. Unless otherwise limited by the Omnibus Incentive Plan or applicable law, the Committee has broad discretion to administer the Omnibus Incentive Plan, interpret its provisions, and adopt policies for implementing the Omnibus Incentive Plan. This discretion includes the power to determine when and to whom awards will be granted, the number and type of awards, the terms and conditions of each award (including exercise price, vesting schedules and any forfeiture restrictions), whether to accelerate vesting, and all other matters necessary or desirable for Plan administration. To the extent permitted by applicable law and stock exchange rules, the Board or the Committee may delegate to an officer of the Company the authority to make awards under the Omnibus Incentive Plan.
Shares Available for Issuance. The aggregate number of shares of common stock, $0.001 par value per share, that may be issued or used for reference purposes or with respect to which awards may be granted under the Omnibus Incentive Plan may not exceed 4,597,163 shares (the “Share Reserve”), subject to adjustment as described below. Shares subject to awards that expire, terminate or are cancelled without having been exercised in full, or shares of Restricted Stock, Performance Awards or Other Stock-Based Awards that are forfeited, will again become available for awards under the Omnibus Incentive Plan. Any award settled in cash will not count against the Share Reserve. Shares issued under the Omnibus Incentive Plan may be either authorized and unissued common stock or common stock held in or acquired for the treasury of the Company.
Director Compensation Limit. The maximum grant date fair value of all awards granted to any non-employee director during any calendar year may not exceed $750,000.
Individual Participant Limitations. Although no longer relevant due to changes in Section 162(m) of the Code (as further discussed below), the Omnibus Incentive Plan includes the following legacy provisions relating to awards that were intended to qualify as “performance-based compensation” under Section 162(m) of the Code. Pursuant to those legacy provisions, the maximum number of shares subject to awards of Stock Options, Restricted Stock (where vesting is tied to performance goals), Other Stock-Based Awards (where vesting is tied to performance goals) or Performance Awards that may be granted as “performance-based compensation” under Section 162(m) of the Code to any participant during any fiscal year of the Company is 500,000 shares per award type, subject to an aggregate cap of 500,000 shares across all such award types per participant per fiscal year, and the

44

maximum value of a cash Performance Award that may be granted as “performance-based compensation” under Section 162(m) of the Code to any participant is $2,000,000 for a single fiscal-year performance period and $6,000,000 for a multi-year performance period. There are no annual individual share limitations applicable to Restricted Stock or Other Stock-Based Awards for which vesting is not subject to performance goals.
Stock Options. The Committee may grant ISOs (to eligible employees only) and NQSOs. The exercise price per share of any Stock Option may not be less than 100% of the fair market value of the common stock on the date of grant (or 110% in the case of an ISO granted to a ten percent stockholder). No Stock Option may be exercisable more than ten years after the date of grant (or five years in the case of an ISO granted to a ten percent stockholder). The Committee determines the vesting schedule and other terms and conditions of each Stock Option. Stock Options are generally non-transferable, except that NQSOs may be transferred to a family member under certain circumstances as determined by the Committee. The recipient of a Stock Option is not entitled to receive dividends or dividend equivalents in respect of the shares covered by the Stock Option.
Restricted Stock. The Committee may grant shares of Restricted Stock subject to such restrictions on transferability, risk of forfeiture, vesting and other terms and conditions as the Committee may determine, including vesting based on the attainment of performance goals. During the restriction period, a participant generally has the rights of a holder of common stock, including the right to vote and the right to receive dividends (subject to the Committee’s authority to defer payment of dividends until the applicable restriction period expires). Upon a participant’s termination for any reason (other than death or disability) during the restriction period, all Restricted Stock still subject to restriction will generally be forfeited, unless otherwise determined by the Committee.
Performance Awards. The Committee may grant Performance Awards payable upon the attainment of specified performance goals over a designated performance period. Performance Awards may be payable in cash or shares of Restricted Stock, as determined by the Committee. Performance Awards may not be transferred during the performance period. Although no longer relevant due to changes in Section 162(m) of the Code (as further discussed below), Performance goals for awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code are based on criteria set forth in the Omnibus Incentive Plan, which include, among other things, production growth, reserve growth, cash flow, earnings per share, return on equity, total stockholder return and various other financial, operational and strategic metrics.
Other Stock-Based Awards. The Committee may grant other awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to, common stock, including but not limited to shares of common stock awarded purely as a bonus, stock equivalent units, restricted stock units, and awards valued by reference to book value. The Committee determines the terms and conditions of such awards, which may include performance-based vesting.
Other Cash-Based Awards. The Committee may grant cash-based awards in such amounts, on such terms and conditions, and for such consideration (including no consideration) as it determines in its sole discretion. Cash-based awards may be granted subject to vesting conditions or purely as a bonus.
Adjustments. In the event of any subdivision, combination, recapitalization, reorganization, merger, consolidation, extraordinary dividend, spin-off or other change in the capital structure of the Company, the Committee will make appropriate adjustments to the number and kind of shares available under the Omnibus Incentive Plan, the number and kind of shares subject to outstanding awards, and the exercise or purchase price of outstanding awards, in each case to prevent dilution or enlargement of the rights of participants.
Prohibition on Repricing. Except in connection with certain corporate transactions as described in the Omnibus Incentive Plan, outstanding Stock Options may not be modified to reduce the exercise price, and new Stock Options at a lower price may not be substituted for surrendered Stock Options, without the approval of the Company’s stockholders.
Change in Control. In the event of a change in control of the Company, a participant’s unvested awards will not automatically vest. The Committee has broad discretion to determine the treatment of awards in connection with a change in control, including: (a) continuing the awards; (b) allowing for the assumption or substitution of such awards; (c) purchasing the awards for an amount equal to the excess of the change in control price over the aggregate exercise price; (d) terminating outstanding unexercised Stock Options or other awards that provide for participant-elected exercise, effective as of the date of the change in control (provided that participants are given at least 20 days’ notice and the right to exercise in full during such notice period); or (e) making any other determination as to the treatment of awards as the Committee may determine. The Committee may also, in its sole discretion, provide for accelerated vesting or lapse of restrictions of an award at any time.
Transferability. Awards are generally non-transferable except by will or by the laws of descent and distribution. NQSOs may be transferable to family members in limited circumstances as determined by the Committee.
Tax Withholding. The Company has the right to deduct from any payment under the Omnibus Incentive Plan, or to otherwise require, payment of any federal, state or local taxes required to be withheld. Any minimum statutorily required withholding obligation may be satisfied by reducing the number of shares otherwise deliverable or by delivering shares of common stock already owned, subject to the consent of the Committee.
Clawback. A participant’s rights with respect to any award are subject to (i) any recoupment policy of the Company and (ii) any right or obligation regarding the clawback of “incentive-based compensation” under Section 10D of the Exchange Act and applicable rules and regulations promulgated thereunder by the SEC.

45

Omnibus Incentive Plan Amendment and Termination. The Board may at any time, subject to stockholder approval as applicable, amend, suspend or terminate the Omnibus Incentive Plan in whole or in part; provided that the rights of a participant with respect to awards previously granted may not be impaired without the participant’s consent, unless otherwise required by law. The Board may also amend the Omnibus Incentive Plan or any award agreement at any time without a participant’s consent to comply with applicable law, including Section 409A of the Code.
Unfunded Status. The Omnibus Incentive Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. Participants have no greater rights than those of a general unsecured creditor of the Company.
Governing Law. The Omnibus Incentive Plan is governed by the laws of the State of Delaware.
Term of the Omnibus Incentive Plan; Proposed Amendment. As originally adopted, no award may be granted under the Omnibus Incentive Plan on or after the tenth anniversary of the earlier of the date the Omnibus Incentive Plan was adopted or the date of stockholder approval. The Incentive Plan Amendment, if approved by stockholders at the Annual Meeting, will extend the term of the Omnibus Incentive Plan so that no award may be granted on or after the tenth anniversary of the date of stockholder approval of the Incentive Plan Amendment at the Annual Meeting. Any award granted prior to such tenth anniversary may extend beyond that date until the final disposition of such award.
Federal Income Tax Consequences
The following discussion is for general information only and is intended to briefly summarize the United States federal income tax consequences to participants arising from participation in the Omnibus Incentive Plan. This description is based on current law, which is subject to change, possibly retroactively. The tax treatment of a participant may vary depending on his or her particular situation and may, therefore, be subject to special rules not discussed below. No attempt has been made to discuss any potential foreign, state or local tax consequences. In addition, certain awards granted under the Omnibus Incentive Plan could be subject to additional taxes unless they are designed to comply with certain restrictions set forth in Section 409A of the Code and guidance promulgated thereunder.
Tax Consequences to Participants
Stock Options. Participants will not realize taxable income upon the grant of a Stock Option. Upon the exercise of a NQSO, a participant will recognize ordinary compensation income (subject to the Company’s withholding obligations if an employee) in an amount equal to the excess of (i) the fair market value of the common stock received on the date of exercise, over (ii) the exercise price of the Option. A participant will generally have a tax basis in any shares of common stock received pursuant to the exercise of a NQSO equal to the fair market value of such shares on the date of exercise. Subject to the discussion under “Tax Consequences to the Company” below, the Company will be entitled to a deduction for federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by a participant under the foregoing rules.
When a participant sells the common stock acquired as a result of the exercise of a NQSO, any appreciation (or depreciation) in the value of the common stock after the exercise date is treated as long- or short-term capital gain (or loss) for federal income tax purposes, depending on the holding period. The common stock must be held for more than 12 months to qualify for long-term capital gain treatment.
Participants eligible to receive an ISO will not recognize taxable income on the grant of an ISO. Upon the exercise of an ISO, a participant will not recognize taxable income, although the excess of the fair market value of the shares of common stock received upon exercise of the ISO (“ISO Stock”) over the exercise price will increase the alternative minimum taxable income of the participant, which may cause such participant to incur alternative minimum tax. The payment of any alternative minimum tax attributable to the exercise of an ISO would be allowed as a credit against the participant’s regular tax liability in a later year to the extent the participant’s regular tax liability is in excess of the alternative minimum tax for that year.
Upon the disposition of ISO Stock that has been held for the required holding period (generally, at least two years from the date of grant and one year from the date of exercise of the ISO), a participant will generally recognize capital gain (or loss) equal to the excess (or shortfall) of the amount received in the disposition over the exercise price paid by the participant for the ISO Stock. However, if a participant disposes of ISO Stock that has not been held for the requisite holding period (a “Disqualifying Disposition”), the participant will recognize ordinary compensation income in the year of the Disqualifying Disposition in an amount equal to the amount by which the fair market value of the ISO Stock at the time of exercise of the ISO (or, if less, the amount realized in the case of an arm’s length disposition to an unrelated party) exceeds the exercise price paid by the participant for such ISO Stock. A participant would also recognize capital gain to the extent the amount realized in the Disqualifying Disposition exceeds the fair market value of the ISO Stock on the exercise date. The Company will generally not be entitled to any federal income tax deduction upon the grant or exercise of an ISO, unless a participant makes a Disqualifying Disposition of the ISO Stock, in which case the Company will then, subject to the discussion below under “Tax Consequences to the Company,” be entitled to a tax deduction that corresponds as to timing and amount with the compensation income recognized by a participant.
Restricted Stock; Performance Awards; Other Stock-Based and Cash-Based Awards. A participant will recognize ordinary compensation income upon receipt of cash pursuant to a cash-based award or, if earlier, at the time the cash is otherwise made available for the participant to draw upon. Individuals will not have taxable income at the time of grant of a performance award, will generally recognize ordinary compensation income at the time he or she receives cash or a share of our common stock in settlement of such award, as applicable, in an amount equal to the cash or the fair market value of the common stock received.

46

A recipient of a Restricted Stock award generally will be subject to tax at ordinary income tax rates on the fair market value of the common stock when it is received, reduced by any amount paid by the recipient; however, if the common stock is not transferable and is subject to a substantial risk of forfeiture when received, a participant will recognize ordinary compensation income in an amount equal to the fair market value of the common stock (i) when the common stock first becomes transferable and is no longer subject to a substantial risk of forfeiture, in cases where a participant does not make a valid election under Section 83(b) of the Code, or (ii) when the award is received, in cases where a participant makes a valid election under Section 83(b) of the Code. If a Section 83(b) election is made and the shares are subsequently forfeited, the recipient will not be allowed to take a deduction for the value of the forfeited shares. If a Section 83(b) election has not been made, any dividends received with respect to Restricted Stock that is subject at that time to a risk of forfeiture or restrictions on transfer generally will be treated as compensation that is taxable as ordinary income to the recipient; otherwise the dividends will be treated as dividends.
A participant who is an employee will be subject to withholding for federal, and generally for state and local, income taxes at the time he or she recognizes income under the rules described above. The tax basis in the common stock received by a participant will equal the amount recognized by the participant as compensation income under the rules described in the preceding paragraph, and the participant’s capital gains holding period in those shares will commence on the later of the date the shares are received or the restrictions lapse. Subject to the discussion below under “Tax Consequences to the Company,” the Company will be entitled to a deduction for federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by a participant under the foregoing rules.
Tax Consequences to the Company
Reasonable Compensation. In order for the amounts described above to be deductible by the Company (or its subsidiary), such amounts must constitute reasonable compensation for services rendered or to be rendered and must be ordinary and necessary business expenses.
Golden Parachute Payments. The Company’s ability (or the ability of one of its subsidiaries) to obtain a deduction for future payments under the Omnibus Incentive Plan could be limited by the golden parachute rules of Section 280G of the Code, which prevent the deductibility of certain “excess parachute payments” made in connection with a change in control of an employer-corporation.
Compensation of Covered Employees. The ability of the Company (or its subsidiary) to obtain a deduction for amounts paid under the Omnibus Incentive Plan could be limited by Section 162(m) of the Code, which limits the Company’s ability to deduct compensation, for federal income tax purposes, paid during any year to a “covered employee” (within the meaning of Section 162(m)) in excess of $1,000,000, subject to certain exemptions. Prior to 2018, the exemptions included an exclusion of “performance-based compensation” within the meaning of Section 162(m) of the Code. The Tax Cuts and Jobs Act, enacted in December 2017, however, amended Section 162(m) and eliminated the exclusion of performance-based compensation from the $1 million limit, subject to certain new exemptions for performance-based compensation that is “grandfathered” compensation within the meaning of amended Section 162(m).
THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMPANY WITH RESPECT TO AWARDS UNDER THE OMNIBUS INCENTIVE PLAN. IT DOES NOT PURPORT TO BE COMPLETE AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A PARTICIPANT’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.
EQUITY COMPENSATION PLAN INFORMATION
The following table provides information as of December 31, 2025 about our equity compensation plans under which shares of our common stock are authorized for issuance.

Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights (#)(1)	(b) Weighted average exercise price of outstanding options, warrants and rights ($)(2)	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (#)
Equity compensation plans approved by security holders	495,334	$9.58	1,144,221
Equity compensation plans not approved by security holders	—	—	—
Total	495,334	$9.58	1,144,221

(1)
Includes 250,000 shares issuable pursuant to outstanding stock options, 200,952 shares issuable pursuant to outstanding restricted stock unit awards and 44,382 shares issuable pursuant to outstanding performance share units (which are reflected here based on the performance share units earned at 100% of target as determined by the Compensation Committee for fiscal year 2025 based on achievement of the 2025 performance metrics).

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(2)
The weighted average exercise price is calculated based solely on the outstanding stock options. It does not take into account the shares issuable upon vesting of outstanding restricted stock unit awards and performance share units, which have no exercise price.

Number of Awards Granted to Employees and Non-Employee Directors
The future awards, if any, that will be made to eligible persons under the amended Omnibus Incentive Plan are subject to the discretion of the Committee, and therefore, the benefits or number of shares subject to awards that may be granted in the future to our executive officers, employees and directors is not currently determinable. The following table sets forth the aggregate number of awards (at target) granted under the Omnibus Incentive Plan during fiscal year 2025 to each of our named executive officers; executive officers as a group; directors who are not executive officers as a group; and all other employees, including all current officers who are not executive officers, as a group.

	Dollar Value of Awards Granted(a)	Number of Units Granted(a)(b)
Grayson Pranin	$275,442	23,745
Jonathan Frates	$431,930	38,356
Dean Parrish	$166,854	14,384
Brandon Brown	$133,481	11,507
All current executive officers as a group	$1,007,707	87,992
All current directors who are not executive officers as a group	$729,058	66,669
All other employees, including all current officers who are not executive officers, as a group	$755,508	65,130

(a)	Reflects performance share units at target.
(b)	Reflects the aggregate grant date fair value of awards computed in accordance with FASB ASC Topic 718.

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Ownership of Our Stock
The following table sets forth the number of shares of our common stock beneficially owned as of April 13, 2026, unless otherwise noted, by (1) those persons or any group (as that term is used in Section 13(d)(3) of the Exchange Act) known to beneficially own more than 5% of the outstanding shares of our common stock (the “5% beneficial owners”), (2) each NEO and director (including each Board nominee) of the Company, and (3) all directors and executive officers of the Company as a group. This information is based on information furnished by the 5% beneficial owners, directors and executive officers. For purposes of this table, beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act. The following percentage information is calculated based on 36,918,259 shares of common stock that were outstanding as of April 13, 2026, plus any shares that may be acquired by each stockholder within 60 days of April 13, 2026. Except as indicated below, the stockholders listed possess sole voting and dispositive power with respect to the shares beneficially owned by that person. Unless otherwise noted, the mailing address of each person named below is SandRidge Energy, Inc., 1 East Sheridan, Suite 500, Oklahoma City, Oklahoma 73104, Attention: Chief Financial Officer.

	Number of Shares Beneficially Owned(1)	Percentage of Shares Beneficially Owned(1)
Brandon Brown	28,075	*
Nancy Dunlap	38,029	*
Jaffrey “Jay” Firestone	54,578	*
Jonathan Frates	53,791	*
Brett Icahn	12,905	*
Vincent Intrieri	46,976	*
Jacob M. Katz	—	—
Dean Parrish	38,633	*
Grayson Pranin	173,879	*
Randolph C. Read	131,835	*
All directors and executive officers as a group	578,701	1.6%
Carl Icahn(2)	4,818,832	13.1%
BlackRock, Inc.(3)	2,449,554	6.6%

*	Less than 1%
(1)
Based on Amendment No. 3 to the Schedule 13G filed by The Vanguard Group (“Vanguard”) on March 27, 2026, we understand that Vanguard went through an internal realignment on January 12, 2026, and, in accordance with SEC Release No. 34-39538 (January 12, 1998), certain subsidiaries or business divisions of subsidiaries of Vanguard, that formerly had, or were deemed to have, beneficial ownership of our shares with Vanguard, will report beneficial ownership separately (on a disaggregated basis) from Vanguard in reliance on such release. These subsidiaries and/or business divisions pursue the same investment strategies as previously pursued by Vanguard prior to the realignment. Further, in accordance with SEC Release No. 34-39538 (January 12, 1998), Vanguard no longer has, or is deemed to have, beneficial ownership over securities beneficially owned by such subsidiaries and/or business divisions. Accordingly, we have omitted Vanguard from the foregoing table purely as a result of the restructuring, as our understanding is that our shares continue to be beneficially owned by certain subsidiaries or business divisions of subsidiaries of Vanguard. Prior to Amendment No. 3, Vanguard filed Amendment No. 2 to Schedule 13G on November 12, 2024, reporting sole voting power of 0 shares of the Company’s common stock, shared voting power of 86,514 shares of the Company’s common stock, sole dispositive power of 2,229,665 shares of the Company’s common stock and shared dispositive power of 116,414 shares of the Company’s common stock.

(2)
According to a Schedule 13D filed with the SEC on November 22, 2017, as amended by Amendments No. 1-28, the shares of common stock listed in the table above are beneficially owned by Carl C. Icahn, Icahn Enterprises Holdings L.P. and Icahn Enterprises G.P. Inc. (collectively, the “Icahn Reporting Persons”), and, as of July 22, 2025, the Icahn Reporting Persons had shared voting power over 4,818,832 shares and shared dispositive power over 4,818,832 shares. Mr. Icahn is in a position indirectly to determine the investment and voting decisions made by each of the Icahn Reporting Persons. The principal business address of each Mr. Icahn, Icahn Enterprises Holdings, L.P. and Icahn Enterprises G.P. Inc. is 16690 Collins Avenue, Suite PH-1, Sunny Isles Beach, FL 33160.

(3)
According to Schedule 13G filed with the SEC as of September 30, 2024, BlackRock Inc. had sole voting power over 2,392,783 shares and sole dispositive power over 2,449,554 shares. BlackRock, Inc. holds shares in excess of 4.9% by permission of the Board. No individual economic interest in these shares exceeds 4.9%. The principal business address of BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001.

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General Information
Stockholder Proposals and Nominations
A stockholder who wants to make a proposal or nominate a person for membership on the Board at an annual meeting of stockholders must comply with the applicable requirements of the SEC and our Bylaws. Under our Bylaws, a notice of intent of a stockholder to bring any matter before the 2027 annual meeting of stockholders (other than a proposal or nomination intended to be included in our proxy statement) shall be made in writing and received by our Chief Financial Officer neither earlier than the close of business on March 12, 2027, nor later than the close of business on April 11, 2027 in order to be considered timely. Every such notice by a stockholder shall set forth the information required under Section 2.9 of our Bylaws. In addition to the information included in such stockholder’s notice, we may require any proposed nominee to furnish such other information as we may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Company. All stockholder proposals should be sent to our Chief Financial Officer at 1 East Sheridan, Suite 500, Oklahoma City, Oklahoma 73104.
A stockholder proposal or nomination submitted pursuant to Rule 14a-8 under the Exchange Act and intended to be included in our proxy statement relating to the 2027 annual meeting must be received no later than December 28, 2026. In addition to satisfying the foregoing advance notice requirements under our Bylaws, to comply with the universal proxy rules, stockholders wishing to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 11, 2027.
Other Matters
The Board does not know of any other matters that are to be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting, it is intended that the enclosed proxy will be voted in accordance with the judgment of the persons voting the proxy.
The SEC has adopted a rule that allows us or your broker to send a single set of proxy materials and annual reports to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps us reduce our expenses. The rule applies to our annual reports, proxy materials (including this Proxy Statement) and information statements. Once you receive notice from your broker or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Each stockholder will continue to receive a separate proxy card or voting instruction card.
If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Proxy Statement and, if applicable, other proxy materials, please notify your broker, or if you are holding a physical stock certificate, direct your written or oral request to SandRidge Energy, Inc., 1 East Sheridan, Suite 500, Oklahoma City, Oklahoma 73104, Attention: Chief Financial Officer. Stockholders who currently receive multiple copies of this Proxy Statement and, if applicable, other proxy materials at their address and would like to request “householding” of their communications should contact their broker or our Chief Financial Officer at the above address.
In accordance with SEC rules, we are furnishing this Proxy Statement and our Annual Report to our stockholders primarily via the Internet. On or about April 27, 2026, we will mail to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access this Proxy Statement and our 2025 Annual Report and how to vote online. If you received the Notice and would prefer to receive paper copies of the proxy materials, you may do so by following the instructions provided in the Notice.

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Annex A
SANDRIDGE ENERGY, INC.

2016 OMNIBUS INCENTIVE PLAN
(As Amended by the First Amendment)

ARTICLE I
PURPOSE
The purpose of this SandRidge Energy, Inc. 2016 Omnibus Incentive Plan is to enhance the profitability and value of the Company for the benefit of its stockholders by enabling the Company to offer Eligible Individuals cash and stock-based incentives in order to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company’s stockholders. The Plan is effective as of the date set forth in Article XIV.
ARTICLE II
DEFINITIONS
For purposes of the Plan, the following terms shall have the following meanings:
2.1 “Affiliate” means each of the following: (a) any Subsidiary; (b) any Parent; (c) any corporation, trade or business (including, without limitation, a partnership or limited liability company) that is directly or indirectly controlled 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or one of its Affiliates; (d) any trade or business (including, without limitation, a partnership or limited liability company) that directly or indirectly controls 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) of the Company; (e) any other entity in which the Company or any of its Affiliates has a material equity interest and which is designated as an “Affiliate” by resolution of the Committee; and (f) any Person (as defined below) that a Person either directly or indirectly through one or more intermediaries is in common control with, is controlled by or controls, each within the meaning of the Securities Act (as defined below); provided that, unless otherwise determined by the Committee, the Common Stock subject to any Option constitutes “service recipient stock” for purposes of Section 409A of the Code or otherwise does not subject the Option to Section 409A of the Code.
2.2 “Award” means any award under the Plan of any Stock Option, Restricted Stock Award, Performance Award, Other Stock- Based Award or Other Cash-Based Award. All Awards shall be granted by, confirmed by, and subject to the terms of, an Award Agreement issued by the Company.
2.3 “Award Agreement” means the written or electronic agreement setting forth the terms and conditions applicable to an Award.
2.4 “Board” means the Board of Directors of the Company.
2.5 “Cause” means, unless otherwise determined by the Committee in the applicable Award Agreement, with respect to a Participant’s Termination of Employment or Termination of Consultancy, the following: (a) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award (or where there is such an agreement but it does not define “cause” (or words of like import)), termination due to a Participant’s: (i) refusal or neglect to perform Participant’s duties with the Company; (ii) breach of a written policy of the Company as in effect from time to time; (iii) commission of an act of fraud or dishonesty resulting in economic or financial injury to the Company; (iv) engagement in illegal conduct or gross misconduct; (v) breach of any agreement with the Company or an Affiliate; (vi) indictment for, conviction of, or a plea of guilty or nolo contendere to any felony or other crime involving moral turpitude; or (vii) failure to reasonably cooperate, following a request to do so by the Company, in any internal or governmental investigation of the Company or any of its Affiliates; or (b) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines “cause” (or words of like import), “cause” as defined under such agreement; provided, however, that with regard to any agreement under which the definition of “cause” only applies on occurrence of a change in control, such definition of “cause” shall not apply until a change in control actually takes place and then only with regard to a termination thereafter. With respect to a Participant’s Termination of Directorship, “cause” means an act or failure to act that constitutes cause for removal of a director under applicable Delaware law.
2.6 “Change in Control” has the meaning set forth in Section 10.2.
2.7 “Change in Control Price” has the meaning set forth in Section 10.1.
2.8 “Code” means the Internal Revenue Code of 1986, as amended. Any reference to any section of the Code shall also be a reference to any successor provision and any Treasury Regulation and other official guidance and regulations promulgated thereunder.

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2.9 “Commission” means the United States Securities and Exchange Commission.
2.10 “Committee” means any committee of the Board duly authorized by the Board to administer the Plan. If no committee is duly authorized by the Board to administer the Plan, the term “Committee” shall be deemed to refer to the Board for all purposes under the Plan.
2.11 “Common Stock” means the common stock, $0.001 par value per share, of the Company.
2.12 “Company” means SandRidge Energy, Inc., a Delaware corporation, and its successors by operation of law.
2.13 “Consultant” means any natural person who is an advisor or consultant to the Company or its Affiliates.
2.14 “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of management and policies of a Person, whether through the ownership of stock, by agreement or otherwise and “Controlled” has a corresponding meaning.
2.15 “Disability” means, unless otherwise determined by the Committee in the applicable Award Agreement, with respect to a Participant’s Termination, a permanent and total disability as defined in Section 22(e)(3) of the Code. The Committee shall determine when a Disability has occurred. Notwithstanding the foregoing, for Awards that are subject to Section 409A of the Code, Disability shall mean that a Participant is disabled under Section 409A(a)(2)(C)(i) or (ii) of the Code.
2.16 “Effective Date” means the effective date of the Plan as defined in Article XIV.
2.17 “Eligible Employees” means each employee of the Company or an Affiliate.
2.18 “Eligible Individual” means an Eligible Employee, Non-Employee Director or Consultant who is designated by the Committee in its discretion as eligible to receive Awards subject to the conditions set forth herein.
2.19 “Exchange Act” means the Securities Exchange Act of 1934, as amended. Reference to a specific section of the Exchange Act or regulation thereunder shall include such section or regulation, any valid regulation or interpretation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.
2.20 “Fair Market Value” means, for purposes of the Plan, unless otherwise provided in an Award Agreement or as required by any applicable provision of the Code or any regulations issued thereunder, as of any date and except as provided below: (a) if the Common Stock is traded, listed or otherwise reported or quoted on a national securities exchange, the last sales price reported for the Common Stock on the applicable date on the principal national securities exchange in the United States on which it is then traded, listed or otherwise reported or quoted; or (b) if the Common Stock is not traded, listed or otherwise reported or quoted on a national securities exchange, the Committee shall determine in good faith the Fair Market Value in whatever manner it considers appropriate, taking into account the requirements of Section 409A of the Code and any other applicable laws, rules or regulations. For purposes of the grant of any Award, the applicable date shall be the trading day immediately prior to the date on which the Award is granted. For purposes of the exercise of any Award, the applicable date shall be the date a notice of exercise is received by the Committee or, if not a day on which the applicable market is open, the next day that it is open.
2.21 “Family Member” means “family member” as defined in Section A.1.(a)(5) of the general instructions of Form S-8 of the Commission.
2.22 “Good Reason” means, unless otherwise determined by the Committee in the applicable Award Agreement, the following:
(a) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award (or where there is such an agreement but it does not define “good reason” (or words of like import)), the occurrence, without the Participant’s consent, of either of the following events: (i) any material diminution of the Participant’s title, duties, responsibilities or authorities; or (ii) any breach by the Company or the employing Affiliate, as applicable, of any of its material obligations to the Participant. Prior to resigning for Good Reason, the Participant shall give written notice to the Company or the employing Affiliate, as applicable, of the facts and circumstances claimed to provide a basis for such resignation not more than sixty (60) days following the Participant’s knowledge of such facts and circumstances, and the Company or the employing Affiliate, as applicable, shall have ten (10) business days after receipt of such notice to cure (and if so cured, the Participant shall not be permitted to resign for Good Reason in respect thereof) and the Participant shall resign within ten (10) business days following the Company’s or the employing Affiliate’s, as applicable, failure to cure; or (b) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines “good reason” (or words of like import), “good reason” as defined under such agreement; provided, however, that with regard to any agreement under which the definition of “good reason” only applies on occurrence of a change in control, such definition of “good reason” shall not apply until a change in control actually takes place and then only with regard to a termination thereafter.

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2.23 “Incentive Stock Option” means any Stock Option awarded to an Eligible Employee of the Company, its Subsidiaries and its Parents (if any) under the Plan intended to be and designated as an “Incentive Stock Option” within the meaning of Section 422 of the Code.
2.24 “Lead Underwriter” has the meaning set forth in Section 13.19.
2.25 “Lock-Up Period” has the meaning set forth in Section 13.19.
2.26 “Non-Employee Director” means a director or a member of the Board of the Company or any Affiliate who is not a then current employee of the Company or any Affiliate.
2.27 “Non-Qualified Stock Option” means any Stock Option awarded under the Plan that is not an Incentive Stock Option.
2.28 “Other Cash-Based Award” means an Award granted pursuant to Section 9.3 of the Plan and payable in cash at such time or times and subject to such terms and conditions as determined by the Committee in its sole discretion.
2.29 “Other Stock-Based Award” means an Award under Article IX of the Plan that is valued in whole or in part by reference to, or is payable in or otherwise based on, Common Stock, including, without limitation, an Award valued by reference to an Affiliate.
2.30 “Parent” means any parent corporation of the Company within the meaning of Section 424(e) of the Code.
2.31 “Participant” means an Eligible Individual to whom an Award has been granted pursuant to the Plan.
2.32 “Performance Award” means an Award granted to a Participant pursuant to Article VIII hereof contingent upon achieving certain Performance Goals.
2.33 “Performance Goals” means goals established by the Committee as contingencies for Awards to vest and/or become exercisable or distributable based on one or more of the performance goals set forth in Exhibit A hereto.
2.34 “Performance Period” means the designated period during which the Performance Goals must be satisfied with respect to the Award to which the Performance Goals relate.
2.35 “Plan” means this SandRidge Energy, Inc. 2016 Omnibus Incentive Plan, as amended from time to time.
2.36 “Principal” means Carl C. Icahn.
2.37 “Principal Stockholder” means any of Icahn Partners LP, any Affiliate of Icahn Partners LP, the Principal and any Related Party.
2.38 “Proceeding” has the meaning set forth in Section 13.8.
2.39 “Related Party” means (1) the Principal and his siblings, his and their respective spouses and descendants (including stepchildren and adopted children) and the spouses of such descendants (including stepchildren and adopted children) (collectively, the “Family Group”); (2) any trust, estate, partnership, corporation, company, limited liability company or unincorporated association or organization (each, an “Entity” and collectively “Entities”) Controlled by one or more members of the Family Group; (3) any Entity over which one or more members of the Family Group, directly or indirectly, have rights that, either legally or in practical effect, enable them to make or veto significant management decisions with respect to such Entity, whether pursuant to the constituent documents of such Entity, by contract, through representation on a board of directors or other governing body of such Entity, through a management position with such Entity or in any other manner (such rights, hereinafter referred to as “Veto Power”); (4) the estate of any member of the Family Group; (5) any trust created (in whole or in part) by any one or more members of the Family Group; (6) any individual or Entity who receives an interest in any estate or trust listed in clauses (4) or (5), to the extent of such interest; (7) any trust or estate, substantially all the beneficiaries of which (other than charitable organizations or foundations) consist of one or more members of the Family Group; (8) any organization described in Section 501(c) of the Code, over which any one or more members of the Family Group and the trusts and estates listed in clauses (4), (5) and (7) have direct or indirect Veto Power, or to which they are substantial contributors (as such term is defined in Section 507 of the Code); (9) any organization described in Section 501(c) of the Code of which a member of the Family Group is an officer, director or trustee; or (10) any Entity, directly or indirectly (a) owned or Controlled by or (b) a majority of the economic interests in which are owned by, or are for or accrue to the benefit of, in either case, any Person or Persons identified in clauses (1) through (9) above. For the purposes of this definition, and for the avoidance of doubt, in addition to any Person or Persons that may be considered to possess Control, (x) a partnership shall be considered Controlled by a general partner or managing general partner thereof, (y) a limited liability company shall be considered Controlled by a managing member of such limited liability company and (z) a trust or estate shall be considered Controlled by any trustee, executor, personal representative, administrator or any other Person or Persons having authority over the control, management or disposition of the income and assets therefrom.
2.40 “Reorganization” has the meaning set forth in Section 4.2(b)(ii).
2.41 “Restricted Stock” means an Award of shares of Common Stock under the Plan that is subject to restrictions under Article VII.
2.42 “Restriction Period” has the meaning set forth in Section 7.3(a) with respect to Restricted Stock.

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2.43 “Rule 16b-3” means Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provision.
2.44 “Section 162(m) of the Code” means the exception for performance-based compensation under Section 162(m) of the Code and any applicable Treasury Regulations thereunder.
2.45 “Section 409A of the Code” means the nonqualified deferred compensation rules under Section 409A of the Code and any applicable Treasury Regulations and other official guidance thereunder.
2.46 “Securities Act” means the Securities Act of 1933, as amended and all rules and regulations promulgated thereunder. Reference to a specific section of the Securities Act or regulation thereunder shall include such section or regulation, any valid regulation or interpretation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.
2.47 “Stock Option” or “Option” means any option to purchase shares of Common Stock granted to Eligible Individuals granted pursuant to Article VI.
2.48 “Subsidiary” means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.
2.49 “Ten Percent Stockholder” means a person owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, its Subsidiaries or its Parent.
2.50 “Termination” means a Termination of Consultancy, Termination of Directorship or Termination of Employment, as applicable.
2.51 “Termination of Consultancy” means: (a) that the Consultant is no longer acting as a consultant to the Company or any of its Affiliates; or (b) when an entity (other than the Company) that is retaining a Participant as a Consultant ceases to be an Affiliate, unless the Participant otherwise is, or thereupon becomes, a Consultant to the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that a Consultant becomes an Eligible Employee or a Non-Employee Director upon the termination of such Consultant’s consultancy, unless otherwise determined by the Committee, in its sole discretion, no Termination of Consultancy shall be deemed to occur until such time as such Consultant is no longer a Consultant, an Eligible Employee or a Non-Employee Director. Notwithstanding the foregoing, the Committee may otherwise define Termination of Consultancy in the Award Agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Consultancy thereafter, provided that any such change to the definition of the term “Termination of Consultancy” does not subject the applicable Award to Section 409A of the Code.
2.52 “Termination of Directorship” means: (a) that the Non-Employee Director has ceased to be a director of the Company or any of its Affiliates; or (b) when an entity (other than the Company) for which the Participant is serving as a Non-Employee Director ceases to be an Affiliate, unless the Participant otherwise is, or thereupon becomes, a Non-Employee Director of the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that a Non-Employee Director becomes an Eligible Employee or a Consultant upon the termination of such Non-Employee Director’s directorship, unless otherwise determined by the Committee, in its sole discretion, such Non-Employee Director’s ceasing to be a director of the Company or an Affiliate shall not be treated as a Termination of Directorship, unless and until the Participant has a Termination of Employment or Termination of Consultancy, as the case may be.
2.53 “Termination of Employment” means: (a) a termination of employment (for reasons other than a military or personal leave of absence granted by the Company) of a Participant from the Company and all of its Affiliates; or (b) when an entity (other than the Company) which is employing a Participant ceases to be an Affiliate, unless the Participant otherwise is, or thereupon becomes, employed by the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that an Eligible Employee becomes a Consultant or a Non-Employee Director upon the termination of such Eligible Employee’s employment, unless otherwise determined by the Committee, in its sole discretion, no Termination of Employment shall be deemed to occur until such time as such Eligible Employee is no longer an Eligible Employee, a Consultant or a Non-Employee Director. Notwithstanding the foregoing, the Committee may otherwise define Termination of Employment in the Award Agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Employment thereafter, provided that any such change to the definition of the term “Termination of Employment” does not subject the applicable Award to Section 409A of the Code.
2.54 “Transfer” means: (a) when used as a noun, any direct or indirect transfer, sale, assignment, pledge, hypothecation, encumbrance or other disposition (including the issuance of equity in any entity), whether for value or no value and whether voluntary or involuntary (including by operation of law), and (b) when used as a verb, to directly or indirectly transfer, sell, assign, pledge, encumber, charge, hypothecate or otherwise dispose of (including the issuance of equity in any entity) whether for value or for no value and whether voluntarily or involuntarily (including by operation of law). “Transferred” and “Transferable” shall have a correlative meaning.

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ARTICLE III
ADMINISTRATION
3.1 The Committee. The Plan shall be administered and interpreted by the Committee. Each member of the Committee shall qualify as (a) a “non-employee director” under Rule 16b-3, (b) an “outside director” under Section 162(m) of the Code and (c) an “independent director” under the rules of any national securities exchange or national securities association, as applicable. If it is later determined that one or more members of the Committee do not so qualify, actions taken by the Committee prior to such determination shall be valid despite such failure to qualify.
3.2 Grants of Awards. The Committee shall have full authority to grant, pursuant to the terms of the Plan, to Eligible Individuals: (i) Stock Options, (ii) Restricted Stock, (iii) Performance Awards; (iv) Other Stock-Based Awards; and (v) Other Cash-Based Awards. In particular, the Committee shall have the authority:
(a) to select the Eligible Individuals to whom Awards may from time to time be granted hereunder;
(b) to determine whether and to what extent Awards, or any combination thereof, are to be granted hereunder to one or more Eligible Individuals;
(c) to determine the number of shares of Common Stock to be covered by each Award granted hereunder;
(d) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder (including, but not limited to, the exercise or purchase price (if any), any restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Award and the shares of Common Stock relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion);
(e) to determine the amount of cash to be covered by each Award granted hereunder;
(f) to determine whether, to what extent and under what circumstances grants of Options and other Awards under the Plan are to operate on a tandem basis and/or in conjunction with or apart from other awards made by the Company outside of the Plan;
(g) to determine whether and under what circumstances a Stock Option may be settled in cash, Common Stock and/or Restricted Stock under Section 6.4(d);
(h) to determine whether a Stock Option is an Incentive Stock Option or Non-Qualified Stock Option;
(i) to impose a “blackout” period during which Options may not be exercised;
(j) to determine whether to require a Participant, as a condition of the granting of any Award, to not sell or otherwise dispose of shares of Common Stock acquired pursuant to the exercise of an Award for a period of time as determined by the Committee, in its sole discretion, following the date of the acquisition of such Award;
(k) to modify, extend or renew an Award, subject to Article XI and Section 6.4(l), provided, however, that such action does not subject the Award to Section 409A of the Code without the consent of the Participant; and
(l) solely to the extent permitted by applicable law, to determine whether, to what extent and under what circumstances to provide loans (which may be on a recourse basis and shall bear interest at the rate the Committee shall provide) to Participants in order to exercise Options under the Plan. For the sake of clarity and to the extent permitted by applicable law, the Board or the Committee may delegate to an officer of the Company the authority to make Awards hereunder.
3.3 Guidelines. Subject to Article XI hereof, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan and perform all acts, including the delegation of its responsibilities (to the extent permitted by applicable law and applicable stock exchange rules), as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Award Agreements relating thereto); and to otherwise supervise the administration of the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to effectuate the purpose and intent of the Plan. The Committee may adopt special guidelines and provisions for persons who are residing in or employed in, or subject to, the taxes of, any domestic or foreign jurisdictions to comply with applicable tax and securities laws of such domestic or foreign jurisdictions. Notwithstanding the foregoing, no action of the Committee under this Section 3.3 shall impair the rights of any Participant without the Participant’s consent. To the extent applicable, the Plan is intended to comply with the applicable requirements of Rule 16b-3, and with respect to Awards intended to be “performance-based,” the applicable provisions of Section 162(m) of the Code, and the Plan shall be limited, construed and interpreted in a manner so as to comply therewith.
3.4 Decisions Final. Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board or the Committee (or any of its members) arising out of or in connection with the Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, binding and conclusive on the Company and all employees and Participants and their respective heirs, executors, administrators, successors and assigns.

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3.5 Delegations and Designations/Liability.
(a) The Committee may designate employees of the Company and professional advisors to assist the Committee in the administration of the Plan and (to the extent permitted by applicable law and applicable exchange rules) may grant authority to officers to grant Awards and/or execute agreements or other documents on behalf of the Committee.
(b) The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee or the Board in the engagement of any such counsel, consultant or agent shall be paid by the Company. The Committee, its members and any person designated or granted authority pursuant to sub- section (a) above shall not be liable for any action or determination made in good faith with respect to the Plan. To the maximum extent permitted by applicable law, no officer or employee of the Company or its Affiliates or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under it.
ARTICLE IV
SHARE LIMITATION
4.1 Shares. The aggregate number of shares of Common Stock that may be issued or used for reference purposes or with respect to which Awards may be granted under the Plan shall not exceed 4,597,163 shares (subject to any increase or decrease pursuant to Section 4.2) (the “Share Reserve”), which may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company or both. The maximum number of shares of Common Stock with respect to which Incentive Stock Options may be granted under the Plan shall be equal to the Share Reserve. If any Option or Other Stock- Based Award granted under the Plan expires, terminates or is canceled for any reason without having been exercised in full, the number of shares of Common Stock underlying any unexercised Award shall again be available for the purpose of Awards under the Plan. If any shares of Restricted Stock, Performance Awards or Other Stock-Based Awards denominated in shares of Common Stock awarded under the Plan to a Participant are forfeited for any reason, including in connection with the satisfaction of minimum withholding tax obligations as described in Section 13.4 below, the number of forfeited shares of Restricted Stock, Performance Awards or Other Stock-Based Awards denominated in shares of Common Stock shall again be available for purposes of Awards under the Plan. Any Award under the Plan settled in cash shall not be counted against the foregoing maximum share limitation. The maximum grant date fair value of all Awards granted to any director during any calendar year shall not exceed $750,000.
(a) Individual Participant Limitations. To the extent required by Section 162(m) of the Code for Awards under the Plan to qualify as “performance-based compensation,” the following individual Participant limitations shall apply:
(i) The maximum number of shares of Common Stock subject to any Award of Stock Options, or shares of Restricted Stock, or Other Stock-Based Awards for which the grant of such Award or the lapse of the relevant Restriction Period is subject to the attainment of Performance Goals in accordance with Section 7.3(a)(ii) which may be granted under the Plan during any fiscal year of the Company to any Participant shall be 500,000 shares per type of Award (which shall be subject to increase or decrease pursuant to Section 4.2), provided that the maximum number of shares of Common Stock for all such types of Awards to any Participant does not exceed 500,000 shares (which shall be subject to increase or decrease pursuant to Section 4.2) during any fiscal year of the Company.
(ii) There are no annual individual share limitations applicable to Participants on Restricted Stock or Other Stock-Based Awards for which the grant, vesting or payment (as applicable) of any such Award is not subject to the attainment of Performance Goals.
(iii) The maximum number of shares of Common Stock subject to any Performance Award that may be granted under the Plan during any fiscal year of the Company to any Participant shall be 500,000 shares (which shall be subject to any further increase or decrease pursuant to Section 4.2) with respect to any fiscal year of the Company.
(iv) The maximum value of a cash payment made under a Performance Award which may be granted under the Plan with respect to any fiscal year of the Company to any Participant shall be $2,000,000, if the Performance Period is limited to a single fiscal year, and $6,000,000, if the Performance Period spans multiple fiscal years.
(v) The individual Participant limitations set forth in this Section 4.1(b) (other than Section 4.1(b)(iii)) shall be cumulative; that is, to the extent that shares of Common Stock for which Awards are permitted to be granted to a Participant during a fiscal year are not covered by an Award to such Participant in a fiscal year, the number of shares of Common Stock available for Awards to such Participant shall automatically increase in the subsequent fiscal years during the term of the Plan until used.
4.2 Changes.
(a) The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, (ii) any merger or consolidation of the Company or any Affiliate,

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(iii) any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock, (iv) the dissolution or liquidation of the Company or any Affiliate, (v) any sale or transfer of all or part of the assets or business of the Company or any Affiliate or (vi) any other corporate act or proceeding.
(b) Subject to the provisions of Section 10.1:
(i) If the Company at any time subdivides (by any split, recapitalization or otherwise) the outstanding Common Stock into a greater number of shares of Common Stock, or combines (by reverse split, combination or otherwise) its outstanding Common Stock into a lesser number of shares of Common Stock, then the respective exercise prices for outstanding Awards that provide for a Participant elected exercise and the number of shares of Common Stock covered by outstanding Awards shall be appropriately adjusted by the Committee to prevent dilution or enlargement of the rights granted to, or available for, Participants under the Plan.
(ii) Excepting transactions covered by Section 4.2(b)(i), if the Company effects any merger, consolidation, statutory exchange, spin-off, reorganization, sale or transfer of all or substantially all the Company’s assets or business, or other corporate transaction or event in such a manner that the Company’s outstanding shares of Common Stock are converted into the right to receive (or the holders of Common Stock are entitled to receive in exchange therefor), either immediately or upon liquidation of the Company, securities or other property of the Company or other entity (each, a “Reorganization”), then, subject to the provisions of Section 10.1, (A) the aggregate number or kind of securities that thereafter may be issued under the Plan, (B) the number or kind of securities or other property (including cash) to be issued pursuant to Awards granted under the Plan (including as a result of the assumption of the Plan and the obligations hereunder by a successor entity, as applicable), or (C) the purchase price thereof, shall be appropriately adjusted by the Committee to prevent dilution or enlargement of the rights granted to, or available for, Participants under the Plan.
(iii) If there shall occur any change in the capital structure of the Company other than those covered by Section 4.2(b)(i) or 4.2(b) (ii), including by reason of any extraordinary dividend (whether cash or equity), any conversion, any adjustment, any issuance of any class of securities convertible or exercisable into, or exercisable for, any class of equity securities of the Company, then the Committee shall adjust any Award and make such other adjustments to the Plan to prevent dilution or enlargement of the rights granted to, or available for, Participants under the Plan.
(iv) Any such adjustment determined by the Committee pursuant to this Section 4.2(b) shall be final, binding and conclusive on the Company and all Participants and their respective heirs, executors, administrators, successors and permitted assigns. Any adjustment to, or assumption or substitution of, an Award under this Section 4.2(b) shall be intended to comply with the requirements of Section 409A of the Code and Treasury Regulation §1.424-1 (and any amendments thereto), to the extent applicable. Except as expressly provided in this Section 4.2 or in the applicable Award Agreement, a Participant shall have no additional rights under the Plan by reason of any transaction or event described in this Section 4.2.
(v) Fractional shares of Common Stock resulting from any adjustment in Awards pursuant to Section 4.2(a) or this Section 4.2(b) shall be aggregated until, and eliminated at, the time of exercise or payment by rounding-down for fractions less than one-half and rounding-up for fractions equal to or greater than one-half. No cash settlements shall be required with respect to fractional shares eliminated by rounding. Notice of any adjustment shall be given by the Committee to each Participant whose Award has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.
4.3 Minimum Purchase Price. Notwithstanding any provision of the Plan to the contrary, if authorized but previously unissued shares of Common Stock are issued under the Plan, such shares shall not be issued for a consideration that is less than as permitted under applicable law.
ARTICLE V
ELIGIBILITY
5.1 General Eligibility. All current and prospective Eligible Individuals are eligible to be granted Awards. Eligibility for the grant of Awards and actual participation in the Plan shall be determined by the Committee in its sole discretion.
5.2 Incentive Stock Options. Notwithstanding the foregoing, only Eligible Employees of the Company, its Subsidiaries and its Parent (if any) are eligible to be granted Incentive Stock Options under the Plan. Eligibility for the grant of an Incentive Stock Option and actual participation in the Plan shall be determined by the Committee in its sole discretion.
5.3 General Requirement. The vesting and exercise of Awards granted to a prospective Eligible Individual are conditioned upon such individual actually becoming an Eligible Employee, Consultant or Non-Employee Director, respectively.
ARTICLE VI
STOCK OPTIONS
6.1 Options. Stock Options may be granted alone or in addition to other Awards granted under the Plan. Each Stock Option granted under the Plan shall be of one of two types: (a) an Incentive Stock Option or (b) a Non-Qualified Stock Option.

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6.2 Grants. The Committee shall have the authority to grant to any Eligible Employee one or more Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options, in each case, pursuant to an Award Agreement. The Committee shall have the authority to grant any Consultant or Non-Employee Director one or more Non-Qualified Stock Options. To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not so qualify shall constitute a separate Non-Qualified Stock Option.
6.3 Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the Participants affected, to disqualify any Incentive Stock Option under such Section 422.
6.4 Terms of Options. Options granted under the Plan shall be subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable, including those set forth in an Award Agreement:
(a) Exercise Price. The exercise price per share of Common Stock subject to a Stock Option shall be determined by the Committee at the time of grant, provided that the per share exercise price of a Stock Option shall not be less than 100% (or, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, 110%) of the Fair Market Value of the Common Stock at the time of grant.
(b) Stock Option Term. The term of each Stock Option shall be fixed by the Committee, provided that no Stock Option shall be exercisable more than ten (10) years after the date the Option is granted; and provided, further, that the term of an Incentive Stock Option granted to a Ten Percent Stockholder shall not exceed five (5) years.
(c) Exercisability. Unless otherwise provided by the Committee in accordance with the provisions of this Section 6.4, Stock Options granted under the Plan shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant. If the Committee provides, in its discretion, that any Stock Option is exercisable subject to certain limitations (including, without limitation, that such Stock Option is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after the time of grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which such Stock Option may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.
(d) Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under Section 6.4(c), to the extent vested, Stock Options may be exercised in whole or in part at any time during the Option term, by giving written notice of exercise to the Company (or to its agent specifically designated for such purpose) specifying the number of shares of Common Stock to be purchased (which notice may be provided in an electronic form to the extent acceptable to the Committee and the Company). Such notice shall be accompanied by payment in full of the purchase price as follows: (i) in cash or by check, bank draft or money order payable to the order of the Company; (ii) solely to the extent permitted by applicable law, if the Common Stock is traded on a national securities exchange, and the Committee authorizes, through a procedure whereby the Participant delivers irrevocable instructions to a broker reasonably acceptable to the Committee to deliver promptly to the Company shares of Common Stock with an aggregate value equal to the purchase price; (iii) by having the Company withhold shares of Common Stock issuable upon exercise of the Stock Option; or (iv) on such other terms and conditions as may be acceptable to the Committee (including, without limitation, with the consent of the Committee, by payment in full or in part in the form of Common Stock owned by the Participant, based on the Fair Market Value of the Common Stock on the payment date as determined by the Committee). No shares of Common Stock shall be issued until payment therefor, as provided herein, has been made or provided for.
(e) Non-Transferability of Options. No Stock Option shall be Transferable by the Participant other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Participant’s lifetime, only by the Participant. Notwithstanding the foregoing, the Committee may determine, in its sole discretion, at the time of grant or thereafter that a Non- Qualified Stock Option that is otherwise not Transferable pursuant to this Section is Transferable to a Family Member in whole or in part and in such circumstances, and under such conditions, as specified by the Committee. A Non-Qualified Stock Option that is Transferred to a Family Member pursuant to the preceding sentence (i) may not be subsequently Transferred other than by will or by the laws of descent and distribution; (ii) remains subject to the terms of the Plan and the applicable Award Agreement; and (iii) may be exercised by such Family Member. Any shares of Common Stock acquired upon the exercise of a Non-Qualified Stock Option by a permissible transferee of a Non-Qualified Stock Option or a permissible transferee pursuant to a Transfer after the exercise of the Non-Qualified Stock Option shall be subject to the terms of the Plan and the applicable Award Agreement.
(f) Termination by Death or Disability. Unless otherwise determined by the Committee at the time of grant, or if no rights of the Participant are reduced, thereafter, if a Participant’s Termination is by reason of death or Disability, all Stock Options that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant (or in the case of the Participant’s death, by the legal representative of the Participant’s estate) at any time within a period of one (1) year from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options; provided, however, that, in the event of a Participant’s Termination by reason of

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Disability, if the Participant dies within such exercise period, all unexercised Stock Options held by such Participant shall thereafter be exercisable, to the extent to which they were exercisable at the time of death, for a period of one (1) year from the date of such death, but in no event beyond the expiration of the stated term of such Stock Options.
(g) Involuntary Termination Without Cause. Unless otherwise determined by the Committee at the time of grant, or if no rights of the Participant are reduced, thereafter, if a Participant’s Termination is by involuntary termination by the Company without Cause, all Stock Options that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant at any time within a period of ninety (90) days from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options.
(h) Voluntary Resignation. Unless otherwise determined by the Committee at the time of grant, or if no rights of the Participant are reduced, thereafter, if a Participant’s Termination is voluntary (other than a voluntary termination described in Section 6.4(i)(y) hereof), all Stock Options that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant at any time within a period of thirty (30) days from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options.
(i) Termination for Cause. Unless otherwise determined by the Committee at the time of grant, or if no rights of the Participant are reduced, thereafter, if a Participant’s Termination (x) is for Cause or (y) is a voluntary Termination (as provided in Section 6.4(h)) after the occurrence of an event that would be grounds for a Termination for Cause, all Stock Options, whether vested or not vested, that are held by such Participant shall thereupon terminate and expire as of the date of such Termination.
(j) Unvested Stock Options. Unless otherwise determined by the Committee at the time of grant, or if no rights of the Participant are reduced, thereafter, Stock Options that are not vested as of the date of a Participant’s Termination for any reason shall terminate and expire as of the date of such Termination.
(k) Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under the Plan and/or any other stock option plan of the Company, any Subsidiary or any Parent exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options. In addition, if an Eligible Employee does not remain employed by the Company, any Subsidiary or any Parent at all times from the time an Incentive Stock Option is granted until three (3) months prior to the date of exercise thereof (or such other period as required by applicable law), such Stock Option shall be treated as a Non-Qualified Stock Option. Should any provision of the Plan not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend the Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.
(l) Form, Modification, Extension and Renewal of Stock Options. Subject to the terms and conditions and within the limitations of the Plan, including those set forth in the following sentence, Stock Options shall be evidenced by such form of agreement or grant as is approved by the Committee, and the Committee may (i) modify, extend or renew outstanding Stock Options granted under the Plan (provided that the rights of a Participant are not reduced without such Participant’s consent and provided, further, that such action does not subject the Stock Options to Section 409A of the Code without the consent of the Participant), and (ii) accept the surrender of outstanding Stock Options (to the extent not theretofore exercised) and authorize the granting of new Stock Options or other Awards in substitution therefor (to the extent not theretofore exercised). Notwithstanding the foregoing, except in connection with a corporate transaction involving the Company in accordance with Section 4.2 (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split- up, spin-off, combination, or exchange of shares), an outstanding Stock Option may not be modified to reduce the exercise price thereof nor may a new Stock Option at a lower price be substituted for a surrendered Stock Option, unless such action is approved by the stockholders of the Company.
(m) Early Exercise. The Committee may provide that a Stock Option include a provision whereby the Participant may elect at any time before the Participant’s Termination to exercise the Stock Option as to any part or all of the shares of Common Stock subject to the Stock Option prior to the full vesting of the Stock Option, and such shares shall be subject to the provisions of Article VII and be treated as Restricted Stock, which will remain subject to the original vesting schedule applicable to the predecessor Stock Option. Unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Committee determines to be appropriate.
(n) Other Terms and Conditions. The Committee may include a provision in an Award Agreement providing for the automatic exercise of a Non-Qualified Stock Option on a cashless basis on the last day of the term of such Option if the Participant has failed to exercise the Non-Qualified Stock Option as of such date, with respect to which the Fair Market Value of the shares of Common Stock underlying the Non-Qualified Stock Option exceeds the exercise price of such Non-Qualified Stock Option on the date of expiration of such Option, subject to Section 13.4. Stock Options may contain such other provisions, which shall not be inconsistent with any of the terms of the Plan, as the Committee shall deem appropriate. The recipient of a Stock Option under this Article VI shall not be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents in respect of the number of shares of Common Stock covered by the Stock

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Option. The Company will evidence each Participant’s ownership of Common Stock issued upon exercise of a Stock Option pursuant to a designated system, such as book entries by the transfer agent; if a stock certificate for such shares of Common Stock is issued, it will be substantially in the form set forth in Section 7.2(c).
ARTICLE VII
RESTRICTED STOCK
7.1 Awards of Restricted Stock. Shares of Restricted Stock may be issued either alone or in addition to other Awards granted under the Plan. The Committee shall determine the Eligible Individuals, to whom, and the time or times at which, grants of Restricted Stock shall be made, the number of shares to be awarded, the price (if any) to be paid by the Participant (subject to Section 7.2), the time or times within which such Awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards. The Committee may condition the grant or vesting of Restricted Stock upon the attainment of specified performance targets (including, the Performance Goals) or such other factor as the Committee may determine in its sole discretion, including to comply with the requirements of Section 162(m) of the Code.
7.2 Awards and Certificates. If required by the Award Agreement, Eligible Individuals selected to receive Restricted Stock shall not have any right with respect to such Award, unless and until such Participant has complied with all of the applicable terms and conditions of such Award. Further, such Award shall be subject to the following conditions:
(a) Purchase Price. The purchase price of Restricted Stock shall be fixed by the Committee. Subject to Section 4.3, the purchase price for shares of Restricted Stock may be zero to the extent permitted by applicable law, and, to the extent not so permitted, such purchase price may not be less than par value.
(b) Acceptance. Awards of Restricted Stock must be accepted within a period of sixty (60) days (or such shorter period as the Committee may specify at grant) after the grant date, by the Participant executing the Restricted Stock Award Agreement (if required by the Committee) and paying whatever price (if any) the Committee has designated thereunder.
(c) Legend. The Company will evidence each Participant’s ownership of Restricted Stock pursuant to a designated system, such as book entries by the transfer agent. If a stock certificate for such shares of Restricted Stock is issued, such certificate shall be registered in the name of such Participant, and shall, in addition to such legends required by applicable securities laws, bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form: “The anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge of the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the SandRidge Energy, Inc. (the “Company”) 2016 Omnibus Incentive Plan (the “Plan”) and an Agreement entered into between the registered owner and the Company, dated     . Copies of such Plan and Agreement are on file at the principal office of the Company.”
(d) Custody. If stock certificates are issued in respect of shares of Restricted Stock, the Committee may require that any stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any grant of Restricted Stock, the Participant shall have delivered a duly signed stock power or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate by the Company, which would permit transfer to the Company of all or a portion of the shares subject to the Restricted Stock Award in the event that such Award is forfeited in whole or part or otherwise transferred to the Company.
7.3 Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to the Plan shall be subject to the following restrictions and conditions:
(a) Restriction Period. The Participant shall not be permitted to Transfer shares of Restricted Stock awarded under the Plan during the period or periods set by the Committee (the “Restriction Period”) commencing on the date of such Award, as set forth in the Restricted Stock Award Agreement and such agreement shall set forth a vesting schedule and any event that would accelerate vesting of the shares of Restricted Stock. Within these limits, based on service, attainment of Performance Goals pursuant to Section 7.3(a)(i) and/or such other factors or criteria as the Committee may determine in its sole discretion, the Committee may condition the grant or provide for the lapse of such restrictions in installments in whole or in part, or may accelerate the vesting of all or any part of any Restricted Stock Award and/or waive the deferral limitations for all or any part of any Restricted Stock Award.
(i) If the grant of shares of Restricted Stock or the lapse of restrictions is based on the attainment of Performance Goals, the Committee shall establish the objective Performance Goals and the applicable vesting percentage of the Restricted Stock applicable to each Participant or class of Participants in writing prior to the beginning of the applicable fiscal year or at such later date as otherwise determined by the Committee and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. With regard to a Restricted Stock Award that is intended to comply with Section 162(m) of the Code, to the extent that any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect.

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(b) Rights as a Stockholder. Except as provided in Section 7.3(a) and this Section 7.3(b) or as otherwise determined by the Committee in an Award Agreement, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a holder of shares of Common Stock of the Company, including, without limitation, the right to receive dividends (the payment of which may be deferred until, and conditioned upon, the expiration of the applicable Restriction Period, as determined in the Committee’s sole discretion), the right to vote such shares and, subject to and conditioned upon the full vesting of shares of Restricted Stock, the right to tender such shares.
(c) Termination. Unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, subject to the applicable provisions of the Award Agreement and the Plan, upon a Participant’s Termination for any reason during the relevant Restriction Period, all Restricted Stock still subject to restriction will be forfeited in accordance with the terms and conditions established by the Committee at grant or thereafter.
(d) Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture of the shares of Restricted Stock, such earned shares (and to the extent ownership of such shares is evidenced by stock certificates, the stock certificates for such shares) shall be delivered to the Participant. All legends shall be removed from said certificates at the time of delivery to the Participant, except as otherwise required by applicable law or other limitations imposed by the Committee.
ARTICLE VIII
PERFORMANCE AWARDS
8.1 Performance Awards. The Committee may grant a Performance Award to a Participant payable upon the attainment of specific Performance Goals. The Committee may grant Performance Awards that are intended to qualify as “performance-based compensation” under Section 162(m) of the Code, as well as Performance Awards that are not intended to qualify as “performance-based compensation” under Section 162(m) of the Code. If the Performance Award is payable in shares of Restricted Stock, such shares shall be transferable to the Participant only upon attainment of the relevant Performance Goal in accordance with Article VII. If the Performance Award is payable in cash, it may be paid upon the attainment of the relevant Performance Goals either in cash or in shares of Restricted Stock (based on the then current Fair Market Value of such shares), as determined by the Committee, in its sole and absolute discretion. Each Performance Award shall be evidenced by an Award Agreement in such form that is not inconsistent with the Plan and that the Committee may from time to time approve. With respect to Performance Awards that are intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee shall condition the right to payment of any Performance Award upon the attainment of objective Performance Goals established pursuant to Section 8.2(c).
8.2 Terms and Conditions. Performance Awards awarded pursuant to this Article VIII shall be subject to the following terms and conditions:
(a) Earning of Performance Award. At the expiration of the applicable Performance Period, the Committee shall determine the extent to which the Performance Goals established pursuant to Section 8.2(c) are achieved and the percentage of each Performance Award that has been earned.
(b) Non-Transferability. Subject to the applicable provisions of the Award Agreement and the Plan, Performance Awards may not be Transferred during the Performance Period.
(c) Objective Performance Goals, Formulae or Standards. With respect to Performance Awards that are intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee shall establish the objective Performance Goals for the earning of Performance Awards based on a Performance Period applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Period or at such later date as permitted under Section 162(m) of the Code and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate, if and only to the extent permitted under Section 162(m) of the Code, provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. To the extent that any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect, with respect to Performance Awards that are intended to qualify as “performance-based compensation” under Section 162(m) of the Code.
(d) Dividends. To the extent determined by the Committee, Participants shall be entitled to receive an amount equal to the dividends paid on the number of shares of Common Stock covered by the Performance Award; provided that the Committee may, in its sole discretion, provide for either of the following at the time of grant: (i) dividends or dividend equivalents will be paid as accrued but will be subject to the same vesting terms and conditions as the underlying Performance Award; or (ii) payment of dividends or dividend equivalents shall be deferred until, and conditioned upon, settlement of the underlying Performance Award.
(e) Payment. Following the Committee’s determination in accordance with Section 8.2(a), the Company shall settle Performance Awards, in such form (including, without limitation, in shares of Common Stock or in cash) as determined by the Committee, in an amount equal to such Participant’s earned Performance Awards. Notwithstanding the foregoing, the Committee may, in its sole discretion, award an amount less than the earned Performance Awards and/or subject the payment of all or part of any Performance Award to additional vesting, forfeiture and deferral conditions as it deems appropriate.

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(f) Termination. Subject to the applicable provisions of the Award Agreement and the Plan, upon a Participant’s Termination for any reason during the Performance Period for a given Performance Award, the Performance Award in question will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant.
(g) Accelerated Vesting. Based on service, performance and/or such other factors or criteria, if any, as the Committee may determine, the Committee may, at or after grant, accelerate the vesting of all or any part of any Performance Award.
ARTICLE IX
OTHER STOCK-BASED AND CASH-BASED AWARDS
9.1 Other Stock-Based Awards. The Committee is authorized to grant to Eligible Individuals Other Stock-Based Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Common Stock, including but not limited to, shares of Common Stock awarded purely as a bonus and not subject to restrictions or conditions, shares of Common Stock in payment of the amounts due under an incentive or performance plan sponsored or maintained by the Company or an Affiliate, stock equivalent units, restricted stock units, and Awards valued by reference to book value of shares of Common Stock. Other Stock-Based Awards may be granted either alone or in addition to or in tandem with other Awards granted under the Plan. Subject to the provisions of the Plan, the Committee shall have authority to determine the Eligible Individuals, to whom, and the time or times at which, such Awards shall be made, the number of shares of Common Stock to be awarded pursuant to such Awards, and all other conditions of the Awards. The Committee may also provide for the grant of Common Stock under such Awards upon the completion of a specified Performance Period. The Committee may condition the grant or vesting of Other Stock-Based Awards upon the attainment of specified Performance Goals as the Committee may determine, in its sole discretion; provided that to the extent that such Other Stock-Based Awards are intended to comply with Section 162(m) of the Code, the Committee shall establish the objective Performance Goals for the grant or vesting of such Other Stock-Based Awards based on a Performance Period applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Period or at such later date as permitted under Section 162(m) of the Code and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate, if and only to the extent permitted under Section 162(m) of the Code, provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. To the extent that any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect, with respect to Performance Awards that are intended to qualify as “performance-based compensation” under Section 162(m) of the Code.
9.2 Terms and Conditions. Other Stock-Based Awards made pursuant to this Article IX shall be subject to the following terms and conditions:
(a) Non-Transferability. Subject to the applicable provisions of the Award Agreement and the Plan, shares of Common Stock subject to Awards made under this Article IX may not be Transferred prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.
(b) Dividends. To the extent determined by the Committee, Participants shall be entitled to receive an amount equal to the dividends paid on the number of shares of Common Stock covered by Awards made under this Article IX; provided that the Committee may, in its sole discretion, provide for either of the following at the time of grant: (i) dividends or dividend equivalents will be paid as accrued but will be subject to the same vesting terms and conditions as the underlying Award; or (ii) payment of dividends or dividend equivalents shall be deferred until, and conditioned upon, settlement of the underlying Award.
(c) Vesting. Any Award under this Article IX and any Common Stock covered by any such Award shall vest or be forfeited to the extent so provided in the Award Agreement, as determined by the Committee, in its sole discretion.
(d) Price. Common Stock issued on a bonus basis under this Article IX may be issued for no cash consideration. Common Stock purchased pursuant to a purchase right awarded under this Article IX shall be priced, as determined by the Committee in its sole discretion.
9.3 Other Cash-Based Awards. The Committee may from time to time grant Other Cash-Based Awards to Eligible Individuals in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by applicable law, as it shall determine in its sole discretion. Other Cash-Based Awards may be granted subject to the satisfaction of vesting conditions or may be awarded purely as a bonus and not subject to restrictions or conditions, and if subject to vesting conditions, the Committee may accelerate the vesting of such Awards at any time in its sole discretion. The grant of an Other Cash-Based Award shall not require a segregation of any of the Company’s assets for satisfaction of the Company’s payment obligation thereunder.

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ARTICLE X
CHANGE IN CONTROL PROVISIONS
10.1 Benefits. In the event of a Change in Control of the Company (as defined below), and except as otherwise provided by the Committee in an Award Agreement, a Participant’s unvested Awards shall not vest automatically and a Participant’s Awards shall be treated in accordance with one or more of the following methods as determined by the Committee in its sole discretion (with such determination having final and binding effect on all parties), and which determination need not treat all Awards (or portions thereof) in an identical manner:
(a) Awards, whether or not then vested, shall be continued, assumed, or have new rights substituted therefor, as determined by the Committee in a manner consistent with the requirements of Section 409A of the Code, and restrictions to which shares of Restricted Stock or any other Award granted prior to the Change in Control are subject shall not lapse upon a Change in Control and the Restricted Stock or other Award shall, where appropriate in the sole discretion of the Committee, receive the same distribution as other Common Stock on such terms as determined by the Committee; provided that the Committee may decide to award additional Restricted Stock or other Awards in lieu of any cash distribution. Notwithstanding anything to the contrary herein, for purposes of Incentive Stock Options, any assumed or substituted Stock Option shall comply with the requirements of Treasury Regulation Section 1.424-1 (and any amendment thereto).
(b) The Committee, in its sole discretion, may provide for the purchase of any Awards by the Company or an Affiliate for an amount of cash or other property (including shares of the resulting entity in connection with a Change in Control) equal to the excess (if any) of the Change in Control Price (as defined below) of the shares of Common Stock covered by such Awards, over the aggregate exercise price of such Awards (such excess, if any, the “Spread”). If the Spread applicable to an Award is zero or a negative number, then the Award may be cancelled without making a payment to the Participant. For purposes hereof, “Change in Control Price” shall mean the highest price per share of Common Stock paid in any transaction related to a Change in Control of the Company.
(c) The Committee may, in its sole discretion, terminate all outstanding and unexercised Stock Options or any Other Stock-Based Award that provides for a Participant elected exercise, effective as of the date of the Change in Control, by delivering notice of termination to each Participant at least twenty (20) days prior to the date of consummation of the Change in Control, in which case during the period from the date on which such notice of termination is delivered to the consummation of the Change in Control, each such Participant shall have the right to exercise in full all of such Participant’s Awards that are then outstanding (without regard to any limitations on exercisability otherwise contained in the Award Agreements), but any such exercise shall be contingent on the occurrence of the Change in Control, and, provided that, if the Change in Control does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise pursuant thereto shall be null and void.
(d) The Committee may, in its sole discretion, make any other determination as to the treatment of Awards in connection with such Change in Control as the Committee may determine. Any escrow, holdback, earnout or similar provisions in the definitive agreement(s) relating to such transaction may apply to any payment to the holders of Awards to the same extent and in the same manner as such provisions apply to the holders of shares of Common Stock. Notwithstanding any other provision herein to the contrary, the Committee may, in its sole discretion, provide for accelerated vesting or lapse of restrictions, of an Award at any time.
10.2 Change in Control. Unless otherwise determined by the Committee in the applicable Award Agreement or other written agreement with a Participant approved by the Committee, a “Change in Control” shall be deemed to occur if:
(a) any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (“Person”) becoming the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of voting securities of the Company (the “Voting Securities”) representing 50% or more of the combined voting power of the Company’s then outstanding securities; provided, however, that in determining whether a Change in Control has occurred pursuant to this paragraph (a), the acquisition of securities of the Company in a Non-Control Acquisition (as hereinafter defined) shall not constitute a Change in Control. A “Non-Control Acquisition” shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any corporation or other Person the majority of the voting power, voting equity securities or equity interest of which is owned, directly or indirectly, by the Company (for purposes of this definition, a “Majority-Owned Entity”), (ii) the Company, any Principal Stockholder or any Majority-Owned Entity, or (iii) any Person in connection with a Non-Control Transaction (as hereinafter defined);
(b) consummation of a reorganization, merger, consolidation or other business combination (any of the foregoing, a “Business Combination”) of the Company or any direct or indirect subsidiary of the Company with any Person unless such Business Combination is a Non-Control Transaction (as hereinafter defined). A “Non-Control Transaction” shall mean a Business Combination in which:
(i) the shareholders of the Company immediately before such Business Combination, or one or more Principal Stockholders, own directly or indirectly immediately following such Business Combination at least a majority of the combined voting power of the outstanding voting securities of (A) the corporation resulting from such Business Combination (the “Surviving Corporation”), if fifty percent (50%) or more of the combined voting power of the then

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outstanding voting securities by the Surviving Corporation is not Beneficially Owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, by another Person (a “Parent Corporation”) or (B) if there is one or more than one Parent Corporation, the ultimate Parent Corporation; and
(iii) no Person other than (A) the Company or another corporation that is a party to the agreement of Business Combination, (B) any Majority-Owned Entity, (C) any employee benefit plan (or any trust forming a part thereof) that, immediately prior to the Business Combination, was maintained by the Company or any Majority-Owned Entity, (D) any Person who, immediately prior to the Business Combination, had Beneficial Ownership of 50% or more of the then outstanding Shares or Voting Securities, or (E) any Principal Stockholder, has Beneficial Ownership, directly or indirectly, of 50% or more of the combined voting power of the outstanding voting securities or common stock of (x) the Surviving Corporation, if there is no Parent Corporation, or (y) if there is one or more than one Parent Corporation, the ultimate Parent Corporation.; or
(c) a complete liquidation or dissolution of the Company; or
(d) the consummation of a sale or other disposition by the Company of all or substantially all of the assets of the Company and its Subsidiaries taken as a whole to any Person other than (i) a sale or transfer to a Majority-Owned Entity or a Principal Stockholder (or one or more Principal Stockholders acting together) or (ii) the distribution to the Company’s shareholders of the stock of a Majority-Owned Entity or any other assets. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired Beneficial Ownership of more than the permitted amount of the then outstanding Shares or Voting Securities as a result of the acquisition of Shares or Voting Securities by the Company which, by reducing the number of Shares or Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons; provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Shares or Voting Securities by the Company and, after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Shares or Voting Securities and such Beneficial Ownership increases the percentage of the then outstanding Shares or Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur. With respect to any Award that is characterized as “nonqualified deferred compensation” within the meaning of Section 409A of the Code, an event shall not be considered to be a Change in Control under the Plan for purposes of payment of such Award unless such event is also a “change in ownership,” a “change in effective control” or a “change in the ownership of a substantial portion of the assets” of the Company within the meaning of Section 409A of the Code.
ARTICLE XI
TERMINATION OR AMENDMENT OF PLAN
Notwithstanding any other provision of the Plan, the Board may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in Article XIII or Section 409A of the Code), or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided herein, the rights of a Participant with respect to Awards granted prior to such amendment, suspension or termination, may not be impaired without the consent of such Participant, including as set forth in Section 6.3. Notwithstanding anything herein to the contrary, the Board may amend the Plan or any Award Agreement at any time without a Participant’s consent to comply with applicable law, including Section 409A of the Code. The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Article IV or as otherwise specifically provided herein, no such amendment or other action by the Committee shall impair the rights of any holder without the holder’s consent.
ARTICLE XII
UNFUNDED STATUS OF PLAN
The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payment as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any right that is greater than those of a general unsecured creditor of the Company.
ARTICLE XIII
GENERAL PROVISIONS
13.1 Legend. The Committee may require each person receiving shares of Common Stock pursuant to a Stock Option or other Award under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof. In addition to any legend required by the Plan, the certificates for such shares (if any) may include any legend that the Committee deems appropriate to reflect any restrictions on Transfer. All certificates for shares of Common Stock (to the extent such shares are certificated) delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Commission, any stock exchange upon which the Common Stock is then listed or any national securities exchange system or over-the-counter market upon whose system the Common Stock is then quoted, any applicable federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

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13.2 Other Plans. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required, and such arrangements may be either generally applicable or applicable only in specific cases.
13.3 No Right to Employment/Directorship/Consultancy. Neither the Plan nor the grant of any Option or other Award hereunder shall give any Participant or other employee, Consultant or Non-Employee Director any right with respect to continuance of employment, consultancy or directorship by the Company or any Affiliate, nor shall the Plan nor the grant of any Option or other Award hereunder limit in any way the right of the Company or any Affiliate by which an employee is employed or a Consultant or Non-Employee Director is retained to terminate such employment, consultancy or directorship at any time.
13.4 Withholding of Taxes. The Company shall have the right to deduct from any payment to be made pursuant to the Plan, or to otherwise require, prior to the issuance or delivery of shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any federal, state or local taxes required by law to be withheld. Upon the vesting of Restricted Stock (or other Award that is taxable upon vesting), or upon making an election under Section 83(b) of the Code, a Participant shall pay all required withholding to the Company. Any minimum statutorily required withholding obligation with regard to any Participant may be satisfied, subject to the consent of the Committee, by reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due in respect of such fraction of a share shall be paid instead in cash by the Participant.
13.5 No Assignment of Benefits. No Award or other benefit payable under the Plan shall, except as otherwise specifically provided by law or permitted by the Committee, be Transferable in any manner, and any attempt to Transfer any such benefit shall be void, and any such benefit shall not in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such benefit, nor shall it be subject to attachment or legal process for or against such person.
13.6 Listing and Other Conditions.
(a) Unless otherwise determined by the Committee, as long as the Common Stock is listed on a national securities exchange, system sponsored by a national securities association or recognized over-the-counter market, the issuance of shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange, system or market. The Company shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Option or other Award with respect to such shares shall be suspended until such listing has been effected.
(b) If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Option or other Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act or otherwise, with respect to shares of Common Stock or Awards, and the right to exercise any Option or other Award shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company.
(c) Upon termination of any period of suspension under this Section 13.6, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Award.
(d) A Participant shall be required to supply the Company with certificates, representations and information that the Company requests and otherwise cooperate with the Company in obtaining any listing, registration, qualification, exemption, consent or approval the Company deems necessary or appropriate.
13.7 Governing Law. The Plan and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).
13.8 Jurisdiction; Waiver of Jury Trial. Any suit, action or proceeding with respect to the Plan or any Award Agreement, or any judgment entered by any court of competent jurisdiction in respect of any thereof, shall be resolved only in the courts of the State of Delaware or the United States District Court for the District of Delaware and the appellate courts having jurisdiction of appeals in such courts. In that context, and without limiting the generality of the foregoing, the Company and each Participant shall irrevocably and unconditionally (a) submit in any proceeding relating to the Plan or any Award Agreement, or for the recognition and enforcement of any judgment in respect thereof (a “Proceeding”), to the exclusive jurisdiction of the courts of the State of Delaware, the court of the United States of America for the District of Delaware, and appellate courts having jurisdiction of appeals from any of the foregoing, and agree that all claims in respect of any such Proceeding shall be heard and determined in such Delaware State court or, to the extent permitted by law, in such federal court, (b) consent that any such Proceeding may and shall be brought in such courts and waives any objection that the Company and each Participant may now or thereafter have to the venue or jurisdiction of any such Proceeding in any such court or that such Proceeding was brought in an inconvenient court and agree not to plead or claim the same, (c) waive all right to trial by jury in any Proceeding (whether based on contract, tort or otherwise) arising out of or relating to the Plan or any Award Agreement, (d) agree that service of

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process in any such Proceeding may be effected by mailing a copy of such process by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party, in the case of a Participant, at the Participant’s address shown in the books and records of the Company or, in the case of the Company, at the Company’s principal offices, attention General Counsel, and (e) agree that nothing in the Plan shall affect the right to effect service of process in any other manner permitted by the laws of the State of Delaware.
13.9 Construction. Wherever any words are used in the Plan or an Award Agreement in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.
13.10 Other Benefits. No Award granted or paid out under the Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its Affiliates nor affect any benefit under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.
13.11 Costs. The Company shall bear all expenses associated with administering the Plan, including expenses of issuing Common Stock pursuant to Awards hereunder.
13.12 No Right to Same Benefits. The provisions of Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.
13.13 Death/Disability. The Committee may in its discretion require the transferee of a Participant to supply it with written notice of the Participant’s death or Disability and to supply it with a copy of the will (in the case of the Participant’s death) or such other evidence as the Committee deems necessary to establish the validity of the transfer of an Award. The Committee may also require that the agreement of the transferee to be bound by all of the terms and conditions of the Plan and the applicable Award Agreement.
13.14 Section 16(b) of the Exchange Act. All elections and transactions under the Plan by persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with any applicable exemptive condition under Rule 16b-3. The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of the Plan and the transaction of business thereunder.
13.15 Section 409A of the Code. The Plan is intended to comply with the applicable requirements of Section 409A of the Code and shall be limited, construed and interpreted in accordance with such intent. To the extent that any Award is subject to Section 409A of the Code, it shall be paid in a manner that will comply with Section 409A of the Code, including proposed, temporary or final regulations or any other guidance issued by the Secretary of the Treasury and the Internal Revenue Service with respect thereto. Notwithstanding anything herein to the contrary, any provision in the Plan that is inconsistent with Section 409A of the Code shall be deemed to be amended to comply with Section 409A of the Code and to the extent such provision cannot be amended to comply therewith, such provision shall be null and void. The Company shall have no liability to a Participant, or any other party, if an Award that is intended to be exempt from, or compliant with, Section 409A of the Code is not so exempt or compliant or for any action taken by the Committee or the Company and, in the event that any amount or benefit under the Plan becomes subject to penalties under Section 409A of the Code, responsibility for payment of such penalties shall rest solely with the affected Participants and not with the Company. Notwithstanding any contrary provision in the Plan or Award Agreement, any payment(s) of “nonqualified deferred compensation” (within the meaning of Section 409A of the Code) that are otherwise required to be made under the Plan to a “specified employee” (as defined under Section 409A of the Code) as a result of such employee’s separation from service (other than a payment that is not subject to Section 409A of the Code) shall be delayed for the first six (6) months following such separation from service (or, if earlier, the date of death of the specified employee) and shall instead be paid (in a manner set forth in the Award Agreement) upon expiration of such delay period.
13.16 Successors and Assigns. The Plan and any applicable Award Agreement(s) shall be binding on all successors and permitted assigns of a Participant, including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate.
13.17 Severability of Provisions. If any provision of the Plan or any Award Agreement shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan and/or Award Agreement shall be construed and enforced as if such provisions had not been included.
13.18 Payments to Minors, Etc. Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipt thereof shall be deemed paid when paid to such person’s guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Board, the Company, its Affiliates and their officers, directors/managers, employees, agents and representatives with respect thereto.
13.19 Lock-Up Agreement. As a condition to the grant of an Award, if requested by the Company and the lead underwriter of any public offering of Common Stock (the “Lead Underwriter”), a Participant shall irrevocably agree not to sell, contract to sell, grant any option to purchase, transfer the economic risk of ownership in, make any short sale of, pledge or otherwise transfer or dispose of, any interest in any Common Stock or any securities convertible into, derivative of, or exchangeable or exercisable for, or any other rights to purchase or acquire Common Stock (except Common Stock included in such public offering or

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acquired on the public market after such offering) during such period of time following the effective date of a registration statement of the Company filed under the Securities Act that the Lead Underwriter shall specify (the “Lock-Up Period”). The Participant shall further agree to sign such documents as may be requested by the Lead Underwriter to effect the foregoing and agree that the Company may impose stop-transfer instructions with respect to Common Stock acquired pursuant to an Award until the end of such Lock-Up Period.
13.20 Headings and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.
13.21 Section 162(m) of the Code. Notwithstanding any other provision of the Plan to the contrary, the provisions of the Plan requiring compliance with Section 162(m) of the Code shall not apply to Awards granted under the Plan that are not intended to qualify as “performance-based compensation” under Section 162(m) of the Code.
13.22 Company Recoupment of Awards. A Participant’s rights with respect to any Award hereunder shall in all events be subject to (i) any right that the Company may have under any Company recoupment policy or other agreement or arrangement with a Participant, or (ii) any right or obligation that the Company may have regarding the clawback of “incentive-based compensation” under Section 10D of the Exchange Act and any applicable rules and regulations promulgated thereunder from time to time by the Commission.
ARTICLE XIV
EFFECTIVE DATE OF PLAN
The Plan shall become effective upon its adoption by the Board.
ARTICLE XV
TERM OF PLAN
No Award shall be granted pursuant to the Plan on or after the tenth anniversary of stockholder approval of the First Amendment to the Plan at the Company’s 2026 annual meeting of stockholders, but any Award granted prior to such tenth anniversary may extend beyond such date until the final disposition of such Award.
ARTICLE XVI
NAME OF PLAN
The Plan shall be known as the “SandRidge Energy, Inc. 2016 Omnibus Incentive Plan.”

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EXHIBIT A
PERFORMANCE GOALS
To the extent permitted under Section 162(m) of the Code, performance goals established for purposes of Awards intended to be “performance-based compensation” under Section 162(m) of the Code, shall be based on the attainment of certain target levels of, or a specified increase or decrease (as applicable) in one or more of the following: Production growth; Reserve growth; Reserve replacement; Lease operating expense; Revenue growth; Finding/development costs; Net sales; Operating income; Pre- or after-tax income; Operating profit minus capital charges; Cash flow, including operating cash flow, free cash flow, cash flow return on equity and cash flow return on investment; Net income; Earnings per share; Earnings before interest and taxes; Earnings before interest, taxes, depreciation and/or amortization; Return on equity; Return on invested capital; Return on assets; Economic value added (or an equivalent measure); Share price performance; Total stockholder return; Improvement in or achievement of expense levels; Improvement in or achievement of working capital levels; Innovation as measured by a percentage of sales of new products; Market share; Productivity ratios; Completion and/or integration of acquisitions of businesses or companies; Completion of divestitures and asset sales; and Any combination of any of the foregoing business criteria. With respect to Awards that are intended to qualify as “performance-based compensation” under Section 162(m) of the Code, to the extent permitted under Section 162(m) of the Code, the Committee may, in its sole discretion, also exclude, or adjust to reflect, the impact of an event or occurrence that the Committee determines should be appropriately excluded or adjusted, including:
(a) restructurings, discontinued operations, extraordinary items or events, and other unusual or non-recurring charges as described in Accounting Standards Codification 225-20, “Extraordinary and Unusual Items,” and/or management’s discussion and analysis of financial condition and results of operations appearing or incorporated by reference in the Company’s Form 10-K for the applicable year;
(b) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management;
(c) a change in tax law or accounting standards required by generally accepted accounting principles; or
(d) a decision to accelerate or defer capital expenditures or expenses contrary to the timing reflected in the Company’s annual financial plan. Performance goals may also be based upon individual participant performance goals, as determined by the Committee, in its sole discretion. In addition, Awards that are not intended to qualify as “performance-based compensation” under Section 162(m) of the Code may be based on the performance goals set forth herein or on such other performance goals as determined by the Committee in its sole discretion or without regard to any performance goals. In addition, such performance goals may be based upon the attainment of specified levels of Company (or subsidiary, division, other operational unit, administrative department or product category of the Company) performance under one or more of the measures described above relative to the performance of one or more other companies or one or more groups of companies (e.g. an index). With respect to Awards that are intended to qualify as “performance-based compensation” under Section 162(m) of the Code, to the extent permitted under Section 162(m) of the Code, but only to the extent permitted under Section 162(m) of the Code (including, without limitation, compliance with any requirements for stockholder approval), the Committee may also:
(a) designate additional business criteria on which the performance goals may be based; or
(b) adjust, modify or amend the aforementioned business criteria.

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SCAN TO
VIEW MATERIALS & VOTE

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V96589-P49459

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SANDRIDGE ENERGY, INC.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors:

Nominees:

	For	Against	Abstain
1a. Nancy Dunlap	☐	☐	☐
1b. Jaffrey "Jay" A. Firestone	☐	☐	☐
1c. Brett Icahn	☐	☐	☐
1d. Vincent Intrieri	☐	☐	☐
1e. Jacob M. Katz	☐	☐	☐
1f. Grayson Pranin	☐	☐	☐

The Board of Directors recommends you vote FOR Proposals 2, 3, and 4.

NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

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↓ MARK, SIGN, DATE AND RETURN THE BOTTOM PORTION PROMPTLY USING THE ENCLOSED ENVELOPE. ↓

V96590-P49459

SANDRIDGE ENERGY, INC.
Annual Meeting of Stockholders
June 10, 2026 1:00 p.m. Local Time
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Grayson Pranin and Jonathan Frates (together, the “Proxies”) and each of them with full power of substitution, proxy to represent and vote all shares of Common Stock of SandRidge Energy, Inc. (the “Company”) that the undersigned would be entitled to vote if personally present at the Company’s Annual Meeting of Stockholders to be held at The Renaissance Oklahoma City Downtown Bricktown Hotel—Warehouse Room (2nd Floor), 100 East Sheridan Avenue, Oklahoma City, Oklahoma 73104 on Wednesday, June 10, 2026, at 1:00 p.m. local time, and at any adjournment or postponement thereof, as stated on the reverse side.

This proxy, when properly executed and delivered, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted "FOR" each of the Nominees under Proposal 1 and "FOR" Proposals 2, 3, and 4.

Continued and to be signed on reverse side